UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2013

Explanatory Note

This amended and restated Annual Report for the Goldman Sachs Single Sector Fixed Income Funds (originally filed with the SEC on Form N-CSR on May 31, 2013) revises information with respect to the aggregate non-audit fees under Item 4(g).

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2013

Single Sector Fixed Income Funds
Emerging Markets Debt
High Yield
High Yield Floating Rate
Investment Grade Credit
Local Emerging Markets Debt
U.S. Mortgages

Goldman Sachs Single Sector Fixed Income Funds

■	EMERGING MARKETS DEBT

■	HIGH YIELD

■	HIGH YIELD FLOATING RATE

■	INVESTMENT GRADE CREDIT

■	LOCAL EMERGING MARKETS DEBT

■	U.S. MORTGAGES

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	3

Market Review	4

Portfolio Management Discussions and Performance Summaries	7

Schedules of Investments	44

Financial Statements	108

Financial Highlights	116

Notes to the Financial Statements	128

Report of Independent Registered Public Accounting Firm	154

Other Information	155

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Emerging Markets Debt Fund invests primarily in sovereign and corporate debt of issuers located in or tied economically to emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The countries in which the Fund invests may have sovereign ratings that are below investment grade or are unrated. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. Such securities are also subject to foreign custody risk. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs High Yield Fund invests primarily in high yield, fixed income securities that, at the time of purchase, are non-investment grade securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all.

The Goldman Sachs High Yield Floating Rate Fund invests primarily in domestic or foreign floating rate loans and other floating or variable rate obligations rated below investment grade. Indirect loan participations may subject the Fund to greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and interest. Investments in loans and fixed income instruments are subject to the risks associated with debt instruments generally, including credit, liquidity and interest rate risk. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated investments. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

The Goldman Sachs Investment Grade Credit Fund invests primarily in investment grade fixed income securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Foreign and emerging markets investments may be more volatile and less liquid than its investment in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk.

The Goldman Sachs Local Emerging Markets Debt Fund invests primarily in sovereign and corporate debt of issuers located in or tied economically to emerging countries, denominated in the local currency of such emerging countries, or in currencies of such emerging countries. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. Such securities are also subject to foreign custody risk. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs U.S. Mortgages Fund invests primarily in mortgage-backed securities of U.S. issuers. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Investments in mortgage-backed securities are also subject to prepayment risk, the risk that in a declining interest rate environment the Fund’s underlying mortgages may be prepaid, causing the Fund to have to reinvest at lower interest rates. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among securities and sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

Fixed Income portfolios that:

■	Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

■	Capitalize on GSAM’s industry-renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Single Sector Fixed Income Funds

Market Review

Fixed income market performance during the 12 months ended March 31, 2013 (the “Reporting Period”) was positive but volatile, as corporate bonds and other riskier sectors of the market posted solid gains even as government bond yields generally declined during the Reporting Period overall.

Riskier fixed income assets, i.e., non-U.S. Treasury sectors, began the Reporting Period under pressure, posting negative returns during the second quarter of 2012 on evidence of slowing global economic growth and renewed tensions in Europe. Core global government bond markets rallied, driving U.S. Treasury and German bund yields to multi-decade lows. U.S. economic data weakened, and the positive trend in U.S. employment data stalled. Still, indicators pointed to modest U.S. economic growth in contrast with a deepening recession in the Eurozone. The U.S. Federal Reserve (the “Fed”) extended Operation Twist to year-end 2012 and reiterated that interest rates were likely to remain low through at least late 2014. At the same time, market expectations for an interest rate cut by the European Central Bank (“ECB”) increased, and China’s central bank lowered its interest rates as manufacturing activity shrank there.

During the summer of 2012, non-U.S. Treasury sectors recovered from their second quarter 2012 decline and rallied as expectations of further policy action by global central banks sparked a search for yield by investors amidst an extremely low interest rate environment. In September 2012, the Fed confirmed the market’s expectations of a third round of quantitative easing, dubbed QE3, with an announcement of open-ended asset purchases. The Fed also extended the likely period of low short-term interest rates to at least mid-2015. Meanwhile, the ECB pledged that upon a formal request for aid by an individual European Union (“EU”) member nation, it would purchase potentially unlimited amounts of distressed government bonds in secondary markets via its Outright Monetary Transactions (“OMT”) program. Still, markets were volatile, as investors focused on Spain, which continued to resist a bailout. Also, global economic growth remained weak, with manufacturing surveys indicating contraction in Europe and China and only minimal expansion in the U.S. The U.S. housing market, however, showed strong signs of recovery.

Market volatility increased in the lead-up to the November 6, 2012 U.S. elections, which returned Barack Obama to the Presidency and slightly increased the Democrat majority in the Senate. Though non-U.S. Treasury sectors faltered briefly, they resumed their rally in December 2012 even as concerns mounted about the then-looming “fiscal cliff” of automatic tax increases and spending cuts scheduled to take effect at year-end 2012. Despite the lack of clarity on the fiscal policy outlook, the monetary policy outlook remained accommodative. The Fed confirmed that sales of short-maturity U.S. Treasuries would cease at year-end 2012 with the expiration of Operation Twist but that its purchases of longer-maturity securities would continue at a pace of $45 billion a month. At the same time, the Fed abandoned its previous calendar guidance on short-term interest rates in favor of an outcome-based approach, focusing on inflation and unemployment levels. Investors’ risk appetite was also driven by improved economic data. U.S. home prices continued to rise in December 2012, and non-farm payroll numbers were better than expected, with the unemployment rate dropping to 7.7%. In the last days of the calendar year, non-U.S. Treasury sectors retraced some of their gains, as investors focused on the eleventh-hour negotiations in Washington, D.C. wherein lawmakers strove to reach an agreement on fiscal policies before the December 31, 2012 deadline.

MARKET REVIEW

In January 2013, investor risk appetite was supported by a last-minute deal on the fiscal cliff, as U.S. lawmakers agreed to extend the Bush-era tax cuts for all but the highest income earners. The rally in the non-U.S. Treasury sectors then cooled and U.S. Treasuries rebounded in February 2013, as market volatility increased primarily on worries about U.S. fiscal policy gridlock and Italy’s elections. The center-left’s failure to gain a majority in the upper house of Italy’s legislature raised concerns about the prospects for a stable coalition government and the country’s commitment to reform. In the U.S., lawmakers appeared unwilling to reach a compromise on spending cuts and revenue raising measures, which had been held over from the fiscal cliff debate, and more rancorous talks loomed on a potential debt ceiling increase during the second quarter of 2013.

In March 2013, tensions resurfaced in the Eurozone, as Cyprus’ bailout by Euro-area finance ministers raised the prospect of a tax on bank deposits, prompting fears of a more widespread run on European banks. Though global markets slid on the news, the impact overall during March was modest. In the U.S., Congress chose to not act on the automatic federal spending cuts known as the sequester, allowing them to start taking effect. Still, the U.S. housing and labor markets continued to show signs of strength, which may mean the Fed could begin laying the groundwork for policy tightening as soon as August 2013.

For the Reporting Period overall, most non-U.S. Treasury sectors outperformed U.S. Treasuries, with the exception of mortgage-backed securities, which faced concerns that the Fed may not maintain QE3 through the end of 2013. High yield corporate bonds posted the strongest performance within the fixed income market. Local emerging markets debt, commercial mortgage-backed securities and investment grade corporate bonds also performed strongly. Asset-backed securities and agency securities outpaced U.S. Treasury returns as well, but more modestly so. At the same time, U.S. Treasury yields declined during the Reporting Period across the yield curve, or spectrum of maturities. The yield on the bellwether 10-year U.S. Treasury declined 36 basis points to 1.86%. (A basis point is 1/100th of a percentage point.) Overall, the U.S. Treasury yield curve flattened during the Reporting Period, with rates on longer-term maturities declining more than those on shorter-term maturities.

Looking Ahead

At the end of the Reporting Period, the paths to recovery in the world’s largest economies had diverged, with the U.S. pulling ahead. Both Europe and Japan were underperforming economically. Going forward, we see a slight escalation in the risk of market stress in the

Eurozone, as EU leaders adopted a tough approach to Cyprus’ rescue, with possible implications for future bailouts. We believe that in Japan’s case, recent aggressive policy maneuvers could help narrow the gap in the coming quarters. Japan’s policy shift also has broader implications, in our view, as we think its central bank’s new commitment to aggressive monetary stimulus could drive stronger global capital flows and reinvigorate the global liquidity trade.

We maintain our positive views on the U.S., which underpin our constructive global outlook. Our confidence in the U.S. economy is based on the quality of growth seen in the last several months of the Reporting Period. We believe the combination of a robust housing market recovery and increased business investment is likely to generate enough momentum in the private sector to offset the impact of substantial fiscal tightening. Though we see a risk that austerity measures may slow activity in the second quarter of 2013, overall, we think the U.S. recovery is self-sustaining. We see upside potential to our above-consensus forecast for 2.3% economic growth in 2013.

MARKET REVIEW

The situation outside the U.S. is less positive, in our view, but we believe risks to the global economy and markets have subsided over the past year or so. China’s economic growth appears to have stabilized at lower levels, easing fears of a hard landing, or a recession. China’s economy remains highly dependent on fixed asset investment and credit growth, as the transition to consumption-driven growth is still in the early stages of a long-term process. However, we believe the nation’s policy is well balanced to address the risks of asset bubbles, particularly in its property sector, without choking off the recovery. In our view, the key to whether this balance tips to tightening may well be inflation developments over the next six months, and rising food prices pose the biggest risk. That said, Chinese policymakers have managed to maintain growth on target around the 7.5% to 8% range, and we anticipate the same for the foreseeable future.

In the Eurozone, political uncertainty in Italy and Cyprus’ difficult bailout negotiations have highlighted the continued risk of sovereign flare-ups — and thus tail risk has risen, in our view. Tail risk is loosely defined as the probability of rare events taking place that could impact a portfolio of investments. At the end of the Reporting Period, we felt the increase in risk, however, was minimal, and significant deposit flight from peripheral Eurozone banks is unlikely. At the same time, we are wary of adverse consequences if Cyprus’ deal sets a trend toward tougher terms in future loan agreements. Overall, we remain concerned about poor Eurozone growth, with much of the region in recession, and the possibility of further ratings downgrades being very real.

We see a potentially broad impact on the global economy from Japan’s more aggressive monetary policy, which targets a 2% inflation rate within two years. We believe Japan’s redoubled commitment to stimulus signals a regime change that should spur growth and shift the inflation trend from negative to positive. We see three main potential macro and market implications from the Bank of Japan’s policy. First, we believe global economic growth could benefit from an improved outlook in the world’s third-largest economy. Second, we believe the hunt for yield will likely intensify, driving portfolio rebalancing in favor of equities and credit products over Japanese government bonds as well as increased capital flows to higher-yielding markets overseas. Third, in our view, central banks may be more reluctant to tighten policy, wary of attracting capital flows leading to currency appreciation and reduced trade competitiveness.

From an investment perspective, developments toward the end of the Reporting Period reinforce our constructive view of non-U.S. Treasury sectors, especially the corporate credit and non-agency mortgage-backed securities sectors. In corporate credit, robust corporate balance sheets, low volatility and low default should continue to benefit performance, in our view. That said, we are carefully monitoring the corporate credit sector given the sustained rally over the last several months of the Reporting Period, the step-up in Eurozone risks and the potential for a modest pullback in U.S. economic growth during the second quarter of 2013 as further spending cuts come into play. We see considerable stamina in the non-agency mortgage-backed securities sector based on our belief that the U.S. housing market is in the early stages of a five-year recovery, during which we believe national house prices could appreciate approximately 25%.

As for government sector markets, we see potential for further rallies in core Eurozone rates, and though we expect U.S. Treasury rates to be on a rising trend in 2013, we see an increased risk of near-term volatility on potentially softer second quarter of 2013 data and Eurozone concerns.

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 10.64%, 9.82%, 11.04%, and 10.91%, respectively. These returns compare to the 10.11% average annual total return of the Fund’s benchmark, the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (with dividends reinvested) (the “Index”), during the same time period.

Q	What economic and market factors most influenced emerging markets debt as a whole during the Reporting Period?

A	External emerging markets debt posted a solid positive return overall during the Reporting Period. Sovereign spreads (that is, the difference in yields between external emerging markets debt and U.S. Treasuries) tightened 30 basis points to close the Reporting Period 300 basis points wider than U.S. Treasury securities. (A basis point is 1/100th of a percentage point.) The top performing emerging external debt markets during the Reporting Period, as represented by the Index, were (in U.S. dollar terms1) Venezuela (+23.54%) and Ukraine (+22.88%). Argentina (-14.79%) and Egypt (-2.32%) lagged.

[1]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

During the Reporting Period, external emerging markets debt performed well, driven largely by accommodative monetary policy and supportive measures from global central banks. A particularly significant driver was the commitment in July from the European Central Bank to “do what it takes” to save the Eurozone. During September 2012, the U.S. Federal Reserve (the “Fed”) announced its third round of quantitative easing, dubbed QE3, in the form of a $40 billion per month stimulus program. These measures underpinned government bond yields in the developed markets, keeping their yields near record lows. However, during the first quarter of 2013, despite strong fundamentals in the emerging markets, a decline in U.S. Treasury prices prompted investors to exit some high-quality, highly rated sovereign debt. Duration, which is a measure of a bond’s sensitivity to changes in interest rates, generally has a greater impact on emerging markets yields than spreads (the difference in yields between bonds of comparable maturities).

External emerging markets debt mutual funds received significant investment inflows during the Reporting Period as investors sought higher yields through investments in countries they consider economically and financially healthy.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Index overall during the Reporting Period. Our country and issue selection in emerging markets debt added the most to relative returns. More specifically, country and issue selection among external emerging markets debt, local emerging markets debt, emerging markets corporate bonds and emerging markets quasi-sovereign bonds enhanced relative performance.

PORTFOLIO RESULTS

In terms of sector positioning, the Fund’s allocations to emerging markets quasi-sovereign bonds and emerging markets corporate bonds added to relative returns. Detracting was the Fund’s sector positioning in external hard currency denominated debt.

Our active currency management, through which the Fund invests in local currencies (accomplished through the use of forward foreign currency exchange contracts as well as bonds denominated in local currencies), contributed positively. The Fund’s U.S. duration and yield curve strategy also added slightly to Fund returns. Yield curve indicates a spectrum of maturities within a particular sector.

Q	Which segments of emerging markets debt most significantly affected Fund performance?

A	The Fund’s underweight in Lebanon external debt, which underperformed during the Reporting Period, added to relative returns. The Fund also benefited from its holdings of Ivory Coast external debt. As a result of a debt relief program, the Ivory Coast had shaved its debt-to-GDP ratio from approximately 60% to approximately 14%. The country’s fiscal outlook had also improved because of a gradual recovery in tax revenues. In addition, an investment in the Mexican peso, accomplished through the use of forward foreign currency exchange contracts, contributed positively. The Fund’s investment in Mexican local debt also enhanced relative performance, as the Mexican central bank held interest rates steady, except for a rate cut in March 2013, and consumer prices increased.

The Fund’s underweight in Lithuanian external debt hampered relative returns. Lithuanian external debt performed better than we expected during the Reporting Period. Also detracting from Fund results was its overweighted allocation in Venezuelan external debt, which fluctuated a great deal on concerns over President Hugo Chavez’s health and the country’s leadership path. In addition, the Fund was hurt by an underweight in Croatian external debt, which performed well during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s U.S. duration and yield curve positioning contributed modestly to relative returns. During the Reporting Period, we tactically adjusted the Fund’s duration position relative to the Index, shifting as we deemed necessary between a short duration bias and a long duration bias. Most of the positive performance occurred in the middle of the Reporting Period when the Fund had a modestly long duration bias. The accommodative policy and supportive measures from central banks underpinned government bond yields in developed markets, many of which were near record lows. In the last few months of the Reporting Period, the Fund’s slightly short duration bias detracted as government bond yields fell and prices rose.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in U.S. Treasury futures, Eurodollar futures, forward foreign currency exchange contracts, interest rate swaps, total return swaps and credit linked notes. U.S. Treasury futures were used to manage U.S. interest rate duration. Eurodollar futures were used to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Total return swaps and credit linked notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s already overweighted position in Ivory Coast external debt.

PORTFOLIO RESULTS

We shifted the Fund from an underweight in Panamanian external debt at the beginning of the Reporting Period to a neutral position relative to the Index at the end of the Reporting Period. We decreased the Fund’s position in Colombian external debt from a strong overweight to a slight overweight. The Fund was neutral in Philippines external debt at the start of the Reporting Period but was strongly overweight at the end of the Reporting Period. We moved the Fund from a slight overweight in South Korean external debt at the beginning of the Reporting Period to a neutral position by the end of the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the external debt of countries with what we considered to be strong and improving balance sheets, such as Indonesia and Russia. The Fund also continued to have an overweight compared to the Index in Ivory Coast external debt, which we expect to rally further. The Fund had a position in Slovenian external debt because we believe policymakers are demonstrating a willingness to work on their structural fiscal issues. Relative to the Index, the Fund was underweight overall the external debt of Central and Eastern European countries, such as Poland, Hungary, Lithuania and Croatia, given the potential risk to their financial sectors of Eurozone bank deleveraging. The Fund was also underweight compared to the Index in South Africa on concerns about ongoing labor unrest and the potential deterioration in its fiscal accounts.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we continued to have a long-term positive outlook on emerging markets debt because we believe the asset class is shifting from a niche investment to a core portfolio component. Emerging markets countries produce nearly 50% of global GDP, and yet emerging markets at the end of the Reporting Period accounted for only approximately 10% of the global fixed income market. In addition, emerging markets debt is backed by faster-growing economies. Growth in the developing world was 5.1% during 2012, according to the International Monetary Fund (“IMF”), almost four times that of developed economies. Also, emerging markets economies generally have lower levels of debt-to-GDP relative to developed economies. In addition, emerging markets debt can benefit from a growing investor base, which, in our view, would promote market depth and stability. During the Reporting Period, investment inflows into emerging markets debt mutual funds were robust.

In our view, emerging markets economies have become far better able to withstand shocks to the global financial system, thanks in part to reserve accumulation and improved external debt positions. We believe that greater policy autonomy has also played a key role, as credible monetary policy has helped to moderate inflation, and fiscal consolidation has reduced public sector debt. At the end of the Reporting Period, stand-alone valuations in the emerging markets reflected these fundamental improvements to some extent, but we believe the increasing recognition of emerging markets as a mature asset class should lead to more strategic allocations and could consequently boost valuations. We believe supply and demand factors are likely to remain positive for emerging markets. Furthermore, the overall institutional under-allocation to emerging markets debt suggests to us there is potential for further growth of investment in the asset class.

FUND BASICS

Emerging Markets Debt Fund

as of March 31, 2013

PERFORMANCE REVIEW
April 1, 2012– March 31, 2013	Fund Total Return (based on NAV)[1]	J.P. Morgan EMBI Global Diversified Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	10.64%	10.11%	3.56%	3.43%
Class C	9.82	10.11	2.98	2.83
Institutional	11.04	10.11	4.08	3.92
Class IR	10.91	10.11	3.99	3.83

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The J.P. Morgan EMBI Global Diversified Index (with dividends reinvested) is an unmanaged index of debt instruments of 50 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/13	One Year	Five Years	Since Inception	Inception Date
Class A	5.66%	8.73%	10.30%	8/29/03
Class C	8.75	8.97	8.25	9/29/06
Institutional	11.04	10.12	11.23	8/29/03
Class IR	10.91	N/A	9.70	7/30/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www. goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.23%	1.27%
Class C	1.98	2.02
Institutional	0.89	0.93
Class IR	0.98	1.02

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 27, 2013, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN COUNTRY ALLOCATION[6]
	Percentage of Net Assets
	as of 3/31/13	as of 3/31/12
Mexico	9.3%	7.6%
Colombia	6.6	7.7
Turkey	6.4	3.8
Indonesia	6.3	7.2
Venezuela	5.7	8.5
Russia	4.2	7.5
Ukraine	3.8	2.4
Chile	3.8	2.6
Brazil	3.5	4.9
Luxembourg	3.4	2.4

[6]	The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table does not include repurchase agreements of 1.1% as of 3/31/13 and 9.1% as of 3/31/12. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Performance Summary

March 31, 2013

The following graph shows the value, as of March 31, 2013, of a $10,000 investment made on August 29, 2003 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the J.P. Morgan EMBI Global Diversified Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Emerging Markets Debt Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from August 29, 2003 through March 31, 2013.

Average Annual Total Return through March 31, 2013	One Year	Five Years	Since Inception
Class A (Commenced August 29, 2003)
Excluding sales charges	10.64%	9.74%	10.83%
Including sales charges	5.66%	8.73%	10.30%

Class C (Commenced September 29, 2006)
Excluding contingent deferred sales charges	9.82%	8.97%	8.25%
Including contingent deferred sales charges	8.75%	8.97%	8.25%

Institutional (Commenced August 29, 2003)	11.04%	10.12%	11.23%

Class IR (Commenced July 30, 2010)	10.91%	N/A	9.70%

PORTFOLIO RESULTS

Goldman Sachs High Yield Fund

Investment Objective

The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 12.67%, 11.97%, 11.83%, 13.03%, 12.65%, 13.09% and 12.39%, respectively. These returns compare to the 13.08% average annual total return of the Fund’s benchmark, the Barclays U.S. Corporate High Yield Index, 2% Issuer Capped (the “Index”), during the same time period.

Q	What economic and market factors most influenced the high yield bond market as a whole during the Reporting Period?

A	The high yield corporate bond market generated robust returns during the Reporting Period, as evidenced by the 13.08% return of the Index. Indeed, the Reporting Period was a strong time frame for riskier asset classes overall, with performance driven by low volatility, continued commitment by global central banks to support financial markets, and an improving U.S. economy that was the beneficiary of a recovery in housing. Demand for higher-yielding sectors was strong, as U.S. Treasury yields reached all time lows and the U.S. Federal Reserve (the “Fed”) held short-term interest rates near zero.

As investors moved into high yield corporate bonds in search of higher yields, option adjusted spreads tightened by 121 basis points, ending the Reporting Period at 457 basis points. (A basis point is 1/100th of a percentage point.) The option adjusted spread is a measurement tool for evaluating price differences between similar products with different embedded options. The yields on high yield corporate bonds also decreased during the Reporting Period, with the yield to worst tightening by 158 basis points to end the Reporting Period at 5.67%. The yield to worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting.

Market technicals also supported high yield corporate bonds during the Reporting Period. Demand was strong and with yields near all time lows, issuers rushed to refinance their existing debt. 2012 was a record year, with a total volume of $368.1 billion of new bonds being issued in 750 transactions. The majority of the 2012 new issuance, specifically 59.9%, was used to refinance existing debt, as companies remained focused on cash management and on extending the maturity of their existing debt. The technical backdrop remained supportive into 2013, as $118.8 billion of new bonds were issued in 234 transactions during the first quarter of 2013. Investment inflows were strong. According to J.P. Morgan, high yield corporate bond mutual funds saw investment inflows of $29.0 billion during 2012, only slightly lagging 2009’s $31.9 billion. In the first quarter of 2013, investment inflows slowed, with only $0.8 billion coming into high yield corporate bond mutual funds.[2]

During the Reporting Period, the default rate for high yield corporate bonds remained quite low in historical terms. There were 19 defaults among high yield issuers during 2012, affecting $12.8 billion in bonds. In the first quarter of 2013, there were 7 defaults among high yield issuers, affecting $2.3 billion in bonds. The 12-month par-weighted high yield corporate bond default rate through March 31, 2013 was 1.24%, which is still well below the historical average of 4.2%.[2]

[2]	Source: J.P. Morgan.

PORTFOLIO RESULTS

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund underperformed the Index in all but one share class, primarily because of fees and expenses. The Fund was also hampered by its cash position, which detracted as the Index posted a double-digit gain during the Reporting Period.

On the positive side, the Fund benefited from its overweight in lower credit-quality bonds and its underweight in higher credit-quality bonds. The Fund’s duration positioning also added value. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	Which segments within high yield most significantly affected Fund performance?

A	The Fund’s overweighted position in lower credit-quality credits, particularly CCC-rated credits, and its underweighted position in higher credit-quality credits, particularly BB-rated credits, contributed positively, as lower quality bonds outperformed higher quality bonds during the Reporting Period.

In terms of sector positioning, the Fund’s performance was dampened by overweighted positions in consumer products, gaming and capital goods. Underweighted positions in home construction and financials also slowed returns. The Fund benefited from underweighted positions in energy, utilities, and aerospace and defense. Its overweighted positions in cellular telecommunications and commercial services were also advantageous. In addition, the Fund was hurt by its underweight in Tier 1 bonds, which are lower-rated bank bonds, as well as by its underweighted positions in European and U.K. high yield debt. However, the Fund benefited from its overweight in euro-denominated bonds and from its holdings of securities with maturities of nine years and more.

Relative to issue selection, the Fund’s top-performing names were telecommunications firm Sprint Nextel and industrial distribution company HD Supply. It also benefited from its lack of exposure to Cengage Learning, a publisher of print and digital information services for the academic, professional and library markets. The most significant detractors were U.S. automobile manufacturer Ford Motor, Brazilian oil and gas company OGX Petróleo e Gás Participações and worldwide developer of power projects AES.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s slightly long duration bias compared to the Index enhanced relative performance.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed forward foreign exchange currency contracts during the Reporting Period. Additionally, a specialized index of credit default swaps (CDX) was used as a cost-efficient instrument to help manage the Fund’s cash position. We employ CDX contracts as a way to gain credit exposure by being short credit protection, when the Fund experiences significant cash inflows. The CDX positions are used as a way for us to equitize cash as well as to manage the beta of the Fund on an active basis.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	At the beginning of the Reporting Period, the Fund was conservatively positioned, as the challenging macroeconomic environment had persuaded us to reduce the Fund’s exposure to risk. Our decision to reduce risk in the Fund was based on a number of factors. We believed the downside risks to global economic growth were not fully reflected in spreads (the difference in yields between high yield corporate bonds and U.S. Treasury securities) and that high yield corporate bonds could potentially experience further declines if risk appetite weakened.

However, after the Fed made an open-ended commitment to purchase mortgage-backed securities under QE3 and the European Central Bank launched its Outright Monetary Transactions, we started to increase the Fund’s risk exposure. In our opinion, the Fed’s decision to purchase mortgage-backed securities would underpin risk assets and would further incentivize investors to seek higher yielding alternatives, potentially benefiting high yield corporate bonds. Furthermore, many high yield companies had what we considered to be healthy balance sheets, and we expected them to post attractive profits even though U.S. economic conditions remained sluggish. Even with yields reaching new historic lows during the Reporting Period, spreads continued to be wide relative to our default expectations. During the Reporting Period, we added exposure to the home construction sector because we saw signs of improvement in

PORTFOLIO RESULTS

the housing market and expected the Fund’s holdings to benefit from a real estate recovery. Also, we increased the Fund’s exposure to the consumer products sector and reduced its exposure to the health care and financials sectors.

The Fund remained underweight sectors that may continue to be negatively impacted by low natural gas prices. In addition, we added to the Fund’s positions in chemical companies that may benefit from a housing rebound and from access to cheaper input costs, such as low natural gas prices.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight gaming and lodging, commercial services and consumer products relative the Index. It was underweight gas utilities, energy, and retail and apparel versus the Index.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we expected high yield corporate bond spreads to grind tighter over the medium term. Though we were encouraged by signs of sustainable economic growth during the Reporting Period, high yield companies are demonstrating less willingness to enhance their creditworthiness and are more inclined to engage in shareholder friendly activities. In our opinion, the high yield corporate bond market is apt to pause and then experience some period of consolidation before making further gains.

In addition, we believe that Europe’s structural problems could potentially introduce risks not reflected in the low levels of market volatility at the end of the Reporting Period. We do not, however, see a worrisome deterioration in credit metrics, though we plan to monitor conditions closely. As 2013 progresses, we believe high yield corporate bonds should continue to perform well, though with lower total returns than in 2012. We also believe the default rate for high yield corporate bonds in 2013 is likely to remain below the historical average.

FUND BASICS

High Yield Fund

as of March 31, 2013

PERFORMANCE REVIEW
April 1, 2012– March 31, 2013	Fund Total Return (based on NAV)[1]	Barclays U.S. Corporate High Yield Bond Index 2% Issuer Capped[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	12.67%	13.08%	4.48%	4.48%
Class B	11.97	13.08	3.94	3.94
Class C	11.83	13.08	3.94	3.94
Institutional	13.03	13.08	5.03	5.03
Service	12.65	13.08	4.53	4.53
Class IR	13.09	13.08	4.94	4.94
Class R	12.39	13.08	4.44	4.44

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. Corporate High Yield Bond Index, 2% Issuer Capped, an unmanaged index, covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	7.53%	8.43%	8.66%	6.60%	8/1/97
Class B	6.59	8.26	8.49	6.51	8/1/97
Class C	10.75	8.66	8.35	6.15	8/15/97
Institutional	13.03	9.83	9.54	7.31	8/1/97
Service	12.65	9.30	9.00	6.77	8/1/97
Class IR	13.09	9.77	N/A	8.22	11/30/07
Class R	12.39	9.17	N/A	7.63	11/30/07

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class R and IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds. com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.06%	1.06%
Class B	1.81	1.81
Class C	1.81	1.81
Institutional	0.72	0.72
Service	1.22	1.22
Class IR	0.81	0.81
Class R	1.31	1.31

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 27, 2013, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN ISSUERS AS OF 3/31/13[6]
Company	% of Net Assets	Line of Business
Sprint Nextel Corp.	3.3%	Telecommunications – Cellular
HCA, Inc.	2.5	Health Care – Services
First Data Corp.	2.2	Technology – Software/Services
Intelsat Luxembourg SA	2.0	Telecommunications – Satellites
Frontier Communications Corp.	1.7	Telecommunications
MGM Resorts International	1.7	Gaming
HD Supply, Inc.	1.5	Consumer Products – Industrial
Ally Financial, Inc.	1.2	Finance
CIT Group, Inc.	1.2	Finance
Reynolds Group Issuer, Inc.	1.1	Packaging

[6]	The top 10 issuers may not be representative of the Fund’s future investments.

TOP TEN INDUSTRY ALLOCATION[7]
	Percentage of Net Assets
	as of 3/31/13	as of 3/31/12
Telecommunications	10.7%	8.2%
Energy	10.2	10.0
Health Care	8.0	8.1
Finance	7.2	6.9
Media	6.7	6.2
Gaming	6.1	5.8
Consumer Products	5.7	2.5
Technology	5.2	5.4
Services Cyclical	3.8	2.9
Packaging	3.5	3.4

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include repurchase agreements of 2.7% as of 3/31/13 and 7.1% as of 3/31/12. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS HIGH YIELD FUND

Performance Summary

March 31, 2013

The following graph shows the value, as of March 31, 2013, of a $10,000 investment made on April 1, 2003 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays U.S. Corporate High Yield Bond Index, 2% Issuer Capped, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

High Yield Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2003 through March 31, 2013.

Average Annual Total Return through March 31, 2013	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 1, 1997)
Excluding sales charges	12.67%	9.44%	9.16%	6.91%
Including sales charges	7.53%	8.43%	8.66%	6.60%

Class B (Commenced August 1, 1997)
Excluding contingent deferred sales charges	11.97%	8.68%	8.49%	6.50%
Including contingent deferred sales charges	6.59%	8.26%	8.49%	6.51%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	11.83%	8.66%	8.35%	6.15%
Including contingent deferred sales charges	10.75%	8.66%	8.35%	6.15%

Institutional (Commenced August 1, 1997)	13.03%	9.83%	9.54%	7.31%

Service (Commenced August 1, 1997)	12.65%	9.30%	9.00%	6.77%

Class IR (Commenced November 30, 2007)	13.09%	9.77%	N/A	8.22%

Class R (Commenced November 30, 2007)	12.39%	9.17%	N/A	7.63%

PORTFOLIO RESULTS

Goldman Sachs High Yield Floating Rate Fund

Investment Objective

The Fund seeks a high level of current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Floating Rate Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 5.89%, 5.31%, 6.47%, 6.36% and 5.73%, respectively. These returns compare to the 8.36% average annual total return of the Fund’s benchmark, the Barclays Bank Loan Index/U.S. High-Yield Loan Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the high yield floating rate loan market as a whole during the Reporting Period?

A	The high yield loan market posted solid returns during the Reporting Period, as evidenced by the 8.36% return of the Index. The weighted average price for the loans in the Index increased substantially, rising $4.08 to $98.14. Indeed, the Reporting Period was a strong time frame for riskier asset classes overall, with performance driven by low volatility, continued commitment by global central banks to support financial markets, and an improving U.S. economy that was the beneficiary of a recovery in housing. Demand for higher-yielding sectors was strong, as U.S. Treasury yields reached all time lows and the U.S. Federal Reserve (the “Fed”) held short-term interest rates near zero. Like other riskier asset classes, high yield loans benefited from the Fed’s open-ended commitment to purchase mortgage-backed securities under its third quantitative easing program (“QE3”) and its decision to keep short-term interest rates near zero.

Market technicals also supported the high yield loan market during the Reporting Period. Demand was strong and with yields near all time lows, issuers rushed to refinance their existing debt. Primary market activity was robust, with a total volume of $300.0 billion of new high yield loans being issued in 687 transactions. Of the 2012 new issuance, 42.1% was used to refinance existing debt, as companies remained focused on cash management and extending the maturity of their existing debt. There was a noticeable uptick in more aggressive deals near the end of 2012, with 42.2% of December proceeds used to finance acquisitions as compared to 29.4% for the full year 2012. New issuance set fresh records during the first quarter of 2013, with $206 billion in new high yield loans priced across 312 issues. Of these new issues, 43.3% were repricings and 35.7% were refinancing.[3]

Investment inflows were also strong. According to J.P. Morgan, high yield loan mutual funds saw investment inflows of $11.6 billion during 2012, only slightly lagging the 2011 and 2010 totals of $13.9 billion and $18.0 billion, respectively. In the first quarter of 2013, $14 billion of new investment inflows came into high yield loan mutual funds. During 2012, collateralized loan obligations (“CLOs”) were in strongest demand; indeed, $55 billion of new CLOs were priced, the largest amount since 2007 when $94 billion in CLOs were priced.[3]

During the Reporting Period, the default rate for high yield loans remained quite low on a historical basis. There were 21 defaults among high yield loan issuers during 2012, affecting $7.8 billion in high yield loans. In the first quarter of 2013, there were 5 defaults among high yield issuers, affecting $4.47 billion in high yield loans.[3] The trailing 12-month loan-only default rate through March 31, 2013 was 1.69%, according to J.P. Morgan.

[3]	Source: J.P. Morgan.

PORTFOLIO RESULTS

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s bias toward higher quality securities was most responsible for its underperformance during the Reporting Period.

Q	Which segments of the high yield floating rate loan market significantly affected Fund performance?

A	During the Reporting Period, the Fund was hampered by its “up-in-quality” bias. The Fund was overweight higher credit-quality BB-rated high yield bank loans, which lagged during the Reporting Period. Also, the Fund’s underweight to stressed and distressed credits hurt relative returns.

These results were offset somewhat by effective issue selection. The Fund benefited during the first nine months of the Reporting Period from its exposure to First Data Corporation, a global payment processing company; Univision, a Spanish language media company; and HCA (Hospital Corporation of America), the largest for-profit hospital operator in the U.S. During the last three months of the Reporting Period, its positions in media and entertainment company Clear Channel Communications and oilfield services firm Frac Tech Services were advantageous. Detracting for the first nine months of the Reporting Period were the Fund’s positions in Frac Tech Services; Ship Luxco 3 S.A.R.L., the parent company of credit card payment processor WorldPay; and Hologic, a maker of medical imaging equipment. In the last three months of the Reporting Period, the Fund’s positions in HD Supply, an industrial distribution company, and McGraw Hill Companies, a publishing and media services firm, detracted from relative returns.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed forward foreign exchange currency contracts during the Reporting Period. Additionally, a specialized index of credit default swaps (CDX) was used as a cost-efficient instrument to help manage the Fund’s cash position. We employ CDX contracts as a way to gain credit exposure by being short credit protection, when the Fund experiences significant cash inflows. The CDX positions are used as a way for us to equitize cash as well as to manage the beta of the Fund on an active basis.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	No significant changes were made to the Fund’s weightings during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in retail and apparel, non-cable media, and commercial services. It was underweight compared to the Index in consumer services, cable and satellite TV, and health care at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed that robust private sector growth would help provide the momentum necessary for the U.S. economic recovery to become self-sustaining during 2013. Healthy corporate cash balances, solid earnings and a supportive monetary policy backdrop underpin our constructive view of high yield loans. Against this backdrop, we believe that senior secured high yield loans offer investors a way to gain exposure to the non-investment grade sector that is both attractive and more defensive than other types of investments. The high yield loan market lagged the recent rallies in the high yield corporate bond market. We expect several factors to boost demand for high yield loans during 2013, including strong investor appetite for yield in an ultra-low interest rate environment and the revival of the structured finance market. Even if there are further modest declines in yields as a result of refinancing and repricing activity, we believe that high yield loans will remain attractive in 2013, largely because of their persistently and historically low default rate (to date).

When the Reporting Period ended, the Fund was focused on B-rated to BB-rated high yield loans. We continued to maintain the Fund’s up-in-quality bias for three reasons. First we believe, as one reaches for yield in lower-rated credits, the volatility of returns on high yield loans tends to be substantially higher with minimal total return benefit over

PORTFOLIO RESULTS

time. Second, corporate leverage has risen as more companies take advantage of favorable market conditions to raise debt. Third we believe, issuers’ terms on loans are becoming more aggressive.

Relative to the Fund’s sector and industry positioning, we favored at the end of the Reporting Period some typically defensive, recession-resistant sectors, such as health care and media/telecommunications issuers, including cable and satellite companies. We continue to look for attractive investments in high-quality companies that generally exhibit some of the following characteristics: 1) leading market positions; 2) high cash flow generative businesses with attractive returns on capital; and 3) high barriers to entry, such as regulatory approvals or significant required initial investments in infrastructure or intellectual property. Overall, in the course of our credit analysis, we look for appropriately capitalized industry leaders with characteristics that may better enable the businesses to weather economic cycles.

FUND BASICS

High Yield Floating Rate Fund

as of March 31, 2013

PERFORMANCE REVIEW
April 1, 2012– March 31, 2013	Fund Total Return (based on NAV)[1]	Barclays Bank Loan Index/U.S. High-Yield Loan Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	5.89%	8.36%	3.06%	3.06%
Class C	5.31	8.36	2.26	2.26
Institutional	6.47	8.36	3.31	3.31
Class IR	6.36	8.36	3.26	3.26
Class R	5.73	8.36	2.77	2.77

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Bank Loan Index/U.S. High-Yield Loan Index provides broad and comprehensive total return metrics of the universe of syndicated term loans. To be included in the index, a bank loan must be dollar denominated, have at least $150 million, a minimum term of one year, and a minimum initial spread of LIBOR+125. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/13	One Year	Since Inception	Inception Date
Class A	3.48%	2.87%	3/31/11
Class C	4.28	3.33	3/31/11
Institutional	6.47	4.50	3/31/11
Class IR	6.36	4.39	3/31/11
Class R	5.73	3.84	3/31/11

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 2.25% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www. goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.08%	1.13%
Class C	1.83	1.88
Institutional	0.74	0.79
Class IR	0.83	0.88
Class R	1.33	1.38

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 27, 2013, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN INDUSTRY ALLOCATION[6]
	Percentage of Net Assets
	as of 3/31/13	as of 3/31/12
Retailers	9.0%	7.1%
Health Care	6.2	6.7
Media – Broadcasting and Radio	5.4	4.6
Services Cyclical – Business Services	5.4	5.1
Media – Cable	3.5	1.2
Health Care – Services	3.4	3.9
Energy	3.2	1.1
Food & Beverages	3.1	5.6
Packaging	2.9	1.9
Wireless Telecommunications	2.8	5.5

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include repurchase agreements of 27.2% as of 3/31/13 and 10.1% as of 3/31/12. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Performance Summary

March 31, 2013

The following graph shows the value, as of March 31, 2013, of a $10,000 investment made on March 31, 2011 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Bank Loan Index/U.S. High-Yield Loan Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

High Yield Floating Rate Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from March 31, 2011 through March 31, 2013.

Average Annual Total Return through March 31, 2013	One Year	Since Inception
Class A (Commenced March 31, 2011)
Excluding sales charges	5.89%	4.04%
Including sales charges	3.48%	2.87%

Class C (Commenced March 31, 2011)
Excluding contingent deferred sales charges	5.31%	3.33%
Including contingent deferred sales charges	4.28%	3.33%

Institutional (Commenced March 31, 2011)	6.47%	4.50%

Class IR (Commenced March 31, 2011)	6.36%	4.39%

Class R (Commenced March 31, 2011)	5.73%	3.84%

PORTFOLIO RESULTS

Goldman Sachs Investment Grade Credit Fund

Investment Objective

The Fund seeks a high level of total return consisting of capital appreciation and income that exceeds the total return of the Barclays U.S. Credit Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Investment Grade Credit Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, IR and Separate Account Institutional Shares generated average annual total returns, without sales charges, of 8.73%, 9.09%, 8.99% and 9.09%, respectively. These returns compare to the 7.00% average annual total return of the Fund’s benchmark, the Barclays U.S. Credit Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the investment grade credit market as a whole during the Reporting Period?

A	The U.S. investment grade credit market rallied during the Reporting Period. Investment grade credit spreads, or the difference in yields between corporate bonds and duration-equivalent U.S. Treasury securities, tightened by 37 basis points to end the Reporting Period at 139 basis points. (A basis point is 1/100th of a percentage point.)

In the second quarter of 2012, the widely held consensus view was that the investment grade credit market weakened in response to the slowing U.S. economy and increased concerns about the Eurozone’s financial problems, including downgrades by Moody’s Investors Service (“Moody’s”) of Spanish and Italian bank credit ratings. Although Moody’s also downgraded 15 large global banks, those downgrades were widely anticipated and had little market impact. In early June 2012, Eurozone leaders pledged up to €100 billion in bailout funds for Spanish banks, following weeks of nervousness about Spain’s ability to support its banks after its bailout of Bankia, the country’s fourth-largest bank. Meanwhile, in the U.K., regulators fined Barclays £290 million for misconduct relating to the setting of LIBOR and EURIBOR rates. (LIBOR, or London interbank offered rates, are floating interest rates that are widely used as reference rates in bank, corporate and government lending agreements. EURIBOR, or the euro interbank offered rate, is a reference rate based on the average interest rates at which Eurozone banks lend to each other.) During the second calendar quarter, the debt of U.S. automobile manufacturer Ford Motor was returned to investment grade status.

During the third quarter of 2012, the investment grade bond market rallied, with financials in the lead, as unconventional central bank policy measures incentivized investors to seek higher yielding assets. The new bond purchase program by the European Central Bank (“ECB”) improved sentiment for riskier asset classes because it reduced market concerns of an imminent crisis in the Eurozone. In the U.S., the Federal Reserve (the “Fed”) announced a new round of quantitative easing, dubbed QE3, which was expected to remove high quality assets from the market, increasing the scarcity of investment grade bonds. During August 2012, the world’s largest steel company, ArcelorMittal, was downgraded by Standard & Poor’s Ratings Services to BB+ and put on negative outlook by Moody’s because of deteriorating steel and iron-ore fundamentals and increased deleveraging requirements. In the banking sector, Bank of America reached a $2.4 billion legal settlement related to the Merrill Lynch acquisition, and the management consulting firm Oliver Wyman Group announced the results of its capital stress test of Spanish banks, reporting that Bankia needed the largest recapitalization and that Banco Santander and Banco Bilbao Vizcaya Argentaria (BBVA) required no capital injections.

PORTFOLIO RESULTS

In the fourth quarter of 2012, despite a sell-off in November amid U.S. fiscal cliff uncertainty, investment grade markets posted gains in response to continuing unconventional central bank policy. European corporate bonds outperformed U.S. corporate bonds on a combination of concerns about the fiscal cliff impasse and diminished worries about the Eurozone’s sovereign crisis. Eurozone finance ministers ratified in December 2012 the disbursement of €34.3 billion to Greece and agreed to a Single Supervisory Mechanism for banks, with the ECB as supervisor, which was scheduled for full implementation in March 2014.

During the first quarter of 2013, investment grade corporate bonds continued to perform well. U.S. corporate bonds outperformed European corporate bonds, largely because the U.S. economic picture remained relatively healthy, whilst negative developments in Eurozone countries, such as Italy and Cyprus, undermined Europe’s growth outlook and increased the possibility of ECB easing. Meanwhile, Moody’s downgraded U.K. sovereign debt to AA1. In the Italian elections, the Centre-Left party, led by Pier Luigi Bersani, failed to win a majority in the Senate, leaving the Upper House with no party in control and Italy with an uncertain political outlook. Also, during the first calendar quarter, the “bail in” of Cyprus depositors raised concerns about the potential for disorderly deposit transfers from weaker European banks. In a “bail-in,” bondholders or bank depositors are required to forfeit part of their investments or deposits to help bail out an institution, such as a bank.

Issuance was strong during the Reporting Period. Approximately $839 billion of new investment grade bonds were issued during 2012,[4] while $235 billion of new investment grade bonds were issued during the first quarter of 2013.[5]

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Issue selection amongst investment grade corporate bonds was most responsible for the Fund’s relative outperformance during the Reporting Period. The Fund’s cross-sector strategy also enhanced relative returns. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

[4]	Source: J.P. Morgan.
[5]	Source: Citigroup.

The Fund’s duration and yield curve positioning did not have a significant impact on performance during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities within a particular sector. There were no meaningful detractors from the Fund’s returns during the Reporting Period.

Q	Which segments of investment grade credit most significantly affected Fund performance?

A	Individual issue selection of investment grade corporate bonds contributed most positively to the Fund’s relative performance. More specifically, the Fund benefited from select investments in the investment grade corporate bonds of financials and industrials companies. In terms of sector positioning, the Fund’s overweight to the banking and insurance sectors enhanced relative returns.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration and yield curve positioning did not have a significant impact on relative results during the Reporting Period. At the beginning of the Reporting Period, the Fund had a short duration bias relative to the U.S. Treasury yield curve. Though we tactically adjusted its duration positioning thereafter, the Fund generally had a long duration bias until February 2013 when we began gradually to shorten its duration position. At the end of the Reporting Period, the Fund held a short duration bias. Ten-year U.S. government yields fell from 2.22% at the beginning of the Reporting Period to 1.85% at the end of the Reporting Period. Yields of 30-year U.S. government bonds started the Reporting Period at 3.34% and ended the Reporting Period at 3.10%.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

As market conditions warranted during the Reporting Period, the Fund used U.S. Treasury futures and Eurodollar futures to hedge interest rate exposure and facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Interest rate swaps were used to express our views on the direction of a country’s interest rates. The Fund employed interest rate

PORTFOLIO RESULTS

swaps and swaptions (options on interest rate swap contracts) to hedge interest rate exposure and express an outright term structure view (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds). In addition, it used credit default swaps to implement specific credit-related investment strategies and hedge corporate spread duration (the price sensitivity of a corporate bond to a 100 basis point change in its spread over LIBOR). It utilized forward foreign currency exchange contracts to hedge currency exposure.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period overall, we maintained the Fund’s overweight to issues lower on the credit quality spectrum. We also maintained the Fund’s overweight to intermediate maturities based on attractive valuations.

In the first half of the Reporting Period, we moved the Fund from a neutral position in investment grade corporate bonds relative to the Index to an overweighted position. We adopted the overweight for three reasons. First, the ECB offered to buy sovereign government bonds in potentially unlimited amounts on request by a national government and in return for certain policy commitments. As result, we saw a lower risk of financial crisis in the Eurozone, although we expect a continued recession, sovereign debt flare-ups and further declines for German government bond, or bund, yields. Second, the Fed’s QE3 action exceeded most expectations because it included an open-ended commitment to buy mortgage-backed securities. At the same time, the Fed extended the likely period of low interest rates to at least mid-2015. As a result, we believed inflation expectations would pick up, and we positioned the Fund in anticipation that the U.S. Treasury yield curve would steepen. Third, we wanted to increase the Fund’s overweight to riskier assets, such as investment grade corporate credit, after the ECB and Fed announcements because we believed these new policy commitments would increase the incentive for investors to seek out higher yielding assets.

Beginning in October 2012, we further increased the Fund’s overweight versus the Index in investment grade corporate bonds because we believed the U.S. fiscal cliff issue would be resolved and the U.S. economy would continue to rebound in response to the ongoing housing recovery. In December 2012, we trimmed the Fund’s overweight relative to the Index in investment grade corporate bonds to capture some gains and because in our opinion Eurozone risk continued and could be increasing. We continued to have a positive view on the U.S. economy. At the end of the Reporting Period, the Fund remained overweight compared to the Index in investment grade corporate bonds.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in real estate investment trusts (“REITs”), banking and insurance. The Fund was also overweight energy, transportation, consumer non-cyclical sectors and natural gas utilities. Compared to the Index, the Fund was underweight capital goods, communications, consumer cyclical, technology and electric utilities. In terms of maturities, we generally favored credits in the intermediate part of the corporate credit yield curve.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we were targeting an overweight position relative to the Index in investment grade corporate credit. Though we think the strong performance of investment grade corporate bonds may be starting to slow, we believe investment grade corporate credit will continue to benefit from strong demand for yield opportunities. Reduced availability of high quality assets should also support demand. In our view, underlying corporate fundamentals remain solid, with most companies enjoying high profit margins and healthy cash balances. On the other hand, investors have concerns with Eurozone sovereign risk, economic slowdown in China and changing economic policies and fiscal uncertainty in the U.S.

Overall, at the end of the Reporting Period, we favored U.S. banks over European banks, and we planned to maintain the Fund’s overweight to selected insurance issuers. The Fund was overweight consumer products and energy due to strong underlying fundamentals. In the near term, we expect to maintain the Fund’s overweight to issues lower on the credit quality spectrum and our focus on credits in the intermediate part of the yield curve, primarily because of our view on their attractive valuations.

FUND BASICS

Investment Grade Credit Fund

as of March 31, 2013

PERFORMANCE REVIEW
April 1, 2012– March 31, 2013	Fund Total Return (based on NAV)[1]	Barclays U.S. Credit Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	8.73%	7.00%	2.33%	2.21%
Institutional	9.09	7.00	2.77	2.62
Class IR	8.99	7.00	2.68	2.53
Separate Account Institutional	9.09	7.00	2.77	2.62

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. Credit Index is an unmanaged index which is unbundled into pure corporates (industrial, utility, and finance, including both U.S. and non-U.S. corporations) and non-corporates (sovereign, supranational, foreign agencies, and foreign local governments). The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/13	One Year	Five Years	Since Inception	Inception Date
Class A	4.66%	5.73%	4.75%	11/3/03
Institutional	9.09	6.88	5.57	11/3/03
Class IR	8.99	N/A	7.92	7/29/11
Separate Account Institutional	9.09	6.93	5.61	11/3/03

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Separate Account Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www. goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.71%	0.85%
Institutional	0.37	0.51
Class IR	0.46	0.60
Separate Account Institutional	0.37	0.51

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 27, 2013, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Agency Debentures” include agency securities offered by companies such as Federal National Mortgage Association and Federal Home Loan Mortgage Corp. which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate similarly to any other publicly traded company.

FUND BASICS

TOP TEN INDUSTRY ALLOCATION[8]
	Percentage of Net Assets
	as of 3/31/13	as of 3/31/12
Banks	19.7%	19.9%
Energy	10.6	10.1
Real Estate Investment Trusts	9.3	6.1
Food & Beverage	6.8	6.8
Insurance	5.5	3.8
Pipelines	4.4	4.1
Media	4.1	4.7
Brokerage	3.4	1.6
Noncaptive – Financial	3.2	1.9
Electric	2.8	3.3

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include repurchase agreements of 0.2% as of 3/31/13 and 6.9% as of 3/31/12. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Performance Summary

March 31, 2013

The following graph shows the value, as of March 31, 2013, of a $10,000 investment made on November 3, 2003 (commencement of operations) in Separate Account Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays U.S. Credit Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Institutional and Class IR Shares will vary from Separate Account Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Investment Grade Credit Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 3, 2003 through March 31, 2013.

Average Annual Total Return through March 31, 2013	One Year	Five Years	Since Inception
Class A (Commenced November 3, 2003)
Excluding sales charges	8.73%	6.55%	5.18%
Including sales charges	4.66%	5.73%	4.75%

Institutional (Commenced November 3, 2003)	9.09%	6.88%	5.57%

Separate Account Institutional (Commenced November 3, 2003)	9.09%	6.93%	5.61%

Class IR (Commenced July 29, 2011)	8.99%	N/A	7.92%

PORTFOLIO RESULTS

Goldman Sachs Local Emerging

Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Local Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 9.07%, 8.14%, 9.46% and 9.34%, respectively. These returns compare to the 7.68% average annual total return of the Fund’s benchmark, the J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index (with dividends reinvested) (the “Index”), during the same time period.

Q	What economic and market factors most influenced local emerging markets debt as a whole during the Reporting Period?

A	Local emerging markets debt generated a solid positive return during the Reporting Period. Changes in local interest rates drove Index performance, though the appreciation of emerging markets currencies also added to gains. Emerging markets currencies rallied broadly after the U.S. Federal Reserve (the “Fed”) announced its third round of quantitative easing, dubbed QE3, in the form of a $40 billion per month stimulus program. As with previous rounds of Fed quantitative easing, emerging markets currencies appreciated significantly, as investors borrowed cheap U.S. dollars to purchase currencies in emerging markets countries that offered higher yields.

The U.S. Dollar Index, a measure of the value of the U.S. dollar against a basket of international currencies, returned 5.03%, while emerging markets currencies, as represented by the J.P. Morgan Emerging Local Markets Plus (ELMI+) Index, returned 1.59%. Among countries, on a total market-value weighted basis, the top performers during the Reporting Period (in U.S. dollar terms6) were Mexico (+18.90%), Turkey (+13.69%) and Thailand (+11.42%). Chile (+12.50%) contributed the least on a total market-value weighted basis. South Africa (-4.64%) lagged.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s relative outperformance was the result of our sector positioning as well as country and issue selection among local currency denominated bonds. Our active currency management, through which the Fund invests in local currencies (accomplished through the use of forward foreign currency exchange contracts and bonds denominated in local currencies), also added somewhat to the Fund’s relative performance. Sector positioning in external hard currency denominated debt contributed modestly as well.

[6]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

PORTFOLIO RESULTS

Q	Which segments of local emerging markets debt most significantly affected Fund performance?

A	The Fund’s holdings of Mexican local debt added to relative performance during the Reporting Period, as the Mexican central bank held interest rates steady, except for a 50 basis point rate cut in March 2013, and the currency appreciated. (A basis point is 1/100th of a percentage point.) In addition, an investment in Brazilian local debt contributed positively, benefiting from interest rate cuts by the Brazilian central bank. Investments in the Russian ruble and the Mexican peso, accomplished through the use of forward foreign currency exchange contracts, enhanced relative returns.

The Fund’s underweight in Polish local debt detracted, as Poland’s bond market rallied, driven by the appreciation of the Polish zloty. For the same reason, the Fund was hampered during the middle of the Reporting Period by its underweight to the Polish zloty, accomplished through the use of forward foreign currency exchange contracts. In addition, the Fund was underweight, through the use of forward foreign currency exchange contracts, the Hungarian forint, which dampened performance as the forint appreciated slightly during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in forward foreign currency exchange contracts, U.S. Treasury futures, Eurodollar futures, interest rate swaps, credit default swaps, total return swaps and credit linked notes. Forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. U.S. Treasury futures were used to manage U.S. interest rate duration. Eurodollar futures were used to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Credit default swaps were used to implement specific credit-related investment strategies. Total return swaps and credit linked notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s overweighted position relative to the Index in Russian local debt. We reduced the size of the Fund’s underweight compared to the Index in Polish local debt. We increased the Fund’s underweight relative to the Index in Indonesian local debt. At the beginning of the Reporting Period, the Fund had an overweighted allocation compared to the Index to Mexican local debt, which we reduced to a relatively neutral/slight overweight by the end of the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund did not have a broad-based overweight in local emerging markets debt. That said, we saw value in longer maturity Mexican local debt and also in Brazilian local bonds.

PORTFOLIO RESULTS

At the end of the Reporting Period, the Fund had investments, through the use of forward foreign currency exchange contracts, in the Indian rupee, Mexican peso, Chinese yuan and Taiwanese dollar. The Fund was underweight, through the use of forward foreign currency exchange contracts, Central and Eastern European local currencies, such as the Hungarian forint, Polish zloty and Czech koruna. We are concerned that European bank deleveraging might lead to underperformance should some institutions halt credit lines or sell assets in the region, causing hard currency to flow back into the Eurozone.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Relative to emerging markets nations’ management of interest rates, we believe the process has undergone a structural shift during the last decade. Historically, emerging markets countries tended to follow pro-cyclical monetary policies in which they tightened liquidity during times of stress in order to prevent currency depreciation. However, because most emerging markets nations have pursued what we believe are sound economic policies in recent years and have benefited from strong economic growth, we believe they are in a position to follow counter-cyclical monetary policies. In our view, overall, their yields are more sensitive to developed market interest rates than to the behavior of the credit markets. As such, we believe local currency denominated bonds offer attractive risk profiles.

Over the medium term, we expect the performance of local emerging markets debt to be supported by currency appreciation. We base this view on the strong divergence in real GDP growth between the emerging markets and the mature markets as well as on expected continuing net investment inflows to emerging markets countries. In our opinion, current account balances and foreign direct investment flows into emerging markets regions should remain robust. We believe emerging markets currencies are undervalued, which makes a compelling long-term case, in our view, for currency exposure through investment in unhedged local debt.

FUND BASICS

Local Emerging Markets Debt Fund

as of March 31, 2013

PERFORMANCE REVIEW
April 1, 2012– March 31, 2013	Fund Total Return (based on NAV)[1]	J.P. Morgan GBI EM Global Diversified Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	9.07%	7.68%	3.73%	3.55%
Class C	8.14	7.68	3.16	2.96
Institutional	9.46	7.68	4.26	4.06
Class IR	9.34	7.68	4.17	3.97

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index (with dividends reinvested) is an unmanaged index of debt instruments of 14 Emerging Countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/13	One Year	Five Years	Since Inception	Inception Date
Class A	4.19%	4.61%	4.30%	2/15/08
Class C	7.10	4.80	4.47	2/15/08
Institutional	9.46	5.93	5.60	2/15/08
Class IR	9.34	N/A	7.64	7/30/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www. goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.25%	1.38%
Class C	2.00	2.13
Institutional	0.91	1.04
Class IR	1.00	1.13

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 27, 2013, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN COUNTRY ALLOCATION[6]
	Percentage of Net Assets
	as of 3/31/13	as of 3/31/12
Turkey	12.7%	12.7%
Russia	11.9	9.1
Mexico	8.9	11.2
Malaysia	7.3	6.4
Brazil	6.8	9.6
Thailand	6.4	7.5
Poland	5.4	2.7
Indonesia	4.9	7.8
Hungary	4.2	2.7
Peru	4.1	2.6

[6]	The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table does not include repurchase agreements of 5.2% as of 3/31/13 and 8.9% as of 3/31/12. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Performance Summary

March 31, 2013

The following graph shows the value, as of March 31, 2013, of a $10,000 investment made on February 15, 2008 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the J.P. Morgan GBI-EM Global Diversified Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Local Emerging Markets Debt Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from February 15, 2008 through March 31, 2013.

Average Annual Total Return through March 31, 2013	One Year	Five Years	Since Inception
Class A (Commenced February 15, 2008)
Excluding sales charges	9.07%	5.57%	5.24%
Including sales charges	4.19%	4.61%	4.30%

Class C (Commenced February 15, 2008)
Excluding contingent deferred sales charges	8.14%	4.80%	4.47%
Including contingent deferred sales charges	7.10%	4.80%	4.47%

Institutional (Commenced February 15, 2008)	9.46%	5.93%	5.60%

Class IR (Commenced July 30, 2010)	9.34%	N/A	7.64%

PORTFOLIO RESULTS

Goldman Sachs U.S. Mortgages Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs U.S. Mortgages Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, IR and Separate Account Institutional Shares generated average annual total returns, without sales charges, of 4.07%, 4.42%, 4.61% and 4.42%, respectively. These returns compare to the 2.21% average annual total return of the Fund’s benchmark, the Barclays U.S. Securitized Bond Index (with dividends reinvested) (the “Index”), during the same time period.

Q	What economic and market factors most influenced the U.S. mortgage markets as a whole during the Reporting Period?

A	Federal Reserve (the “Fed”) policy had a material impact on the U.S. mortgage markets during the Reporting Period. During the first half of the Reporting Period, market participants appeared to expect the Fed to launch a third round of quantitative easing, dubbed QE3. Meanwhile, the Fed continued to reinvest the proceeds of paydowns within its portfolio of mortgage-backed securities in additional purchases of mortgage-backed securities. In September 2012, the Fed formally announced QE3 through which it planned to purchase $40 billion in agency mortgage-backed securities every month. QE3, in conjunction with the Fed’s re-investment program, substantially improved the technical, or supply and demand, landscape for the mortgage markets, particularly for agency mortgage-backed securities, during the Reporting Period.

Prepayment risk was elevated during the Reporting Period as a result of historically low mortgage interest rates. Amid supportive supply and demand dynamics, housing market fundamentals improved and home prices increased.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Our cross-sector strategy added to the Fund’s relative outperformance during the Reporting Period. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. The Fund also benefited from our bottom-up individual issue selection, particularly among agency mortgage-backed securities. The Fund’s yield curve and duration strategy detracted slightly from relative performance during the Reporting Period. Yield curve indicates the spectrum of maturities within a particular sector. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	Which segments of the U.S. mortgage-backed securities sector most significantly affected Fund performance?

A	The Fund’s security selection strategies in agency mortgage-backed securities contributed to relative performance during the Reporting Period. During the first half of the Reporting Period, the Fund’s underweighted exposure relative to the Index in higher coupon agency mortgage-backed securities (i.e., those with higher interest rates) boosted relative returns. The mortgage market re-priced the impact, or perceived risk, of increased prepayments of these securities, reflecting the changes made to the Home Affordable Refinance Program (“HARP 2.0”). During the third quarter of 2012, after the Fed announced QE3 and spreads, or yield differentials, between lower coupon agency mortgage-backed securities and comparable maturity U.S. Treasuries tightened, the Fund’s overweight in lower coupon agency mortgage-backed securities was particularly advantageous.

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration and yield curve positioning strategy detracted slightly from relative performance. During the Reporting Period, U.S. macroeconomic conditions improved, underpinned by the Fed’s commitment to accommodative monetary policy. We tactically shifted the Fund’s duration over the course of the Reporting Period but generally maintained a yield curve steepening bias. During the first quarter of 2013, the Fund’s duration position detracted as interest rates declined in response to the banking crisis in Cyprus and weaker than expected U.S. economic data.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used U.S. Treasury futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. It used Eurodollar futures to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Interest rate swaps were used to hedge interest rate exposure and express an outright term structure view. (Term structure, most often depicted as a yield curve, refers to the terms structure of interest rates, which is the relationship between the yield to the maturity and the time to maturity for pure discount bonds.) The Fund uses mortgage-backed securities forward agreements (known as “TBAs”) to efficiently manage certain of its mortgage-backed securities positions. It used swaptions to hedge volatility and yield curve risks in the portfolio and/or to express tactical views on rate markets. We also used derivatives contracts called CMBX, which reference the performances of a list of commercial mortgage-backed securities (CMBS), to help us express the Fund’s marginal overweight to the CMBS sector.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Throughout the Reporting Period, the Fund generally held a yield curve steepening bias based on our belief that shorter-term interest rates would remain anchored while longer-term interest rates were poised to rise. We shifted the Fund’s positioning in agency mortgage-backed securities from an overweight bias to a slight underweight bias in response to what we considered to be rich valuations and heightened prepayment risk. We maintained the Fund’s exposure to nonagency mortgage-backed securities. Also, we also move the Fund to a marginal overweight in CMBS.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in asset-backed securities and CMBS. We maintained its exposure to non-agency mortgage-backed securities. The Fund was underweight relative to the Index in agency mortgage-backed securities at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	In the months ahead, we expect to maintain the Fund’s underweight in agency mortgage-backed securities. Although Fed purchases have provided strong support to the sector, valuations remain rich, in our view, and prepayment risk appears to be rising amid historic low rates and improving housing fundamentals. Relative to coupon selection, we plan to maintain the Fund’s underweight in higher coupons, as we believe they are most susceptible to increased prepayment risk. At the end of the Reporting Period, we remained constructive on non-agency mortgage-backed securities because we think improved technical and fundamental factors should continue to support that sector. Among asset-backed securities, we favored student loans backed by the Federal Family Education Loan Program (“FFELP”) at the end of the Reporting Period.

FUND BASICS

U.S. Mortgages Fund

as of March 31, 2013

PERFORMANCE REVIEW
April 1, 2012– March 31, 2013	Fund Total Return (based on NAV)[1]	Barclays U.S. Securitized Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	4.07%	2.21%	0.59%	0.41%
Institutional	4.42	2.21	0.98	0.81
Class IR	4.61	2.21	0.98	0.83
Separate Account Institutional	4.42	2.21	0.97	0.80

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. Securitized Bond Index (with dividends reinvested) is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities and fixed rate mortgage-backed securities. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/13	One Year	Five Years	Since Inception	Inception Date
Class A	0.19%	4.55%	4.10%	11/3/03
Institutional	4.42	5.74	4.92	11/3/03
Class IR	4.61	N/A	4.67	7/29/11
Separate Account Institutional	4.42	5.73	4.94	11/3/03

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual return figures shown. Because Institutional, Separate Account Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www. goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.71%	0.91%
Institutional	0.37	0.57
Class IR	0.46	0.66
Separate Account Institutional	0.37	0.57

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 27, 2013, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS U.S. MORTGAGES FUND

Performance Summary

March 31, 2013

The following graph shows the value, as of March 31, 2013, of a $10,000 investment made on November 3, 2003 (commencement of operations) in Separate Account Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays U.S. Securitized Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Institutional and Class IR Shares will vary from Separate Account Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

U.S. Mortgages Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 3, 2003 through March 31, 2013.

Average Annual Total Return through March 31, 2013	One Year	Five Years	Since Inception
Class A (Commenced November 3, 2003)
Excluding sales charges	4.07%	5.36%	4.53%
Including sales charges	0.19%	4.55%	4.10%

Institutional (Commenced November 3, 2003)	4.42%	5.74%	4.92%

Separate Account Institutional (Commenced November 3, 2003)	4.42%	5.73%	4.94%

Class IR (Commenced July 29, 2011)	4.61%	N/A	4.67%

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments

March 31, 2013

Principal Amount		Interest Rate		Maturity Date	Value

	Sovereign Debt Obligations – 64.3%
	Argentina – 1.1%
	Republic of Argentina (NR/NR)
EUR	4,300,995	7.820%		12/31/33	$2,839,315
	4,455,562	7.820		12/31/33	2,969,910
	$328,200	8.280		12/31/33	169,023
EUR	66,745,341	6.055	(a)	12/15/35	4,406,215
	$15,600,000	6.266	(a)	12/15/35	858,000
	6,570,000	6.266	(a)	12/15/35	354,780
EUR	4,910,000	2.260	(b)	12/31/38	1,919,635
	$14,560,000	2.500	(b)	12/31/38	4,586,400

					18,103,278

	Belarus – 0.4%
	Republic of Belarus (B-/B3)
	5,569,000	8.750		08/03/15	5,791,760

	Belize(b)(c) – 0.1%
	Government of Belize (B-/NR)
	2,446,500	5.000		02/20/38	1,663,620

	Bolivia(c) – 0.2%
	Plurinational State of Bolivia (BB-/Ba3)
	3,400,000	4.875		10/29/22	3,379,058

	Brazil – 0.1%
	Federal Republic of Brazil (BBB/Baa2)
	50,000	8.250		01/20/34	76,000
	1,350,000	5.625		01/07/41	1,579,500

					1,655,500

	Chile – 1.0%
	Republic of Chile (AA-/Aa3)
	1,750,000	3.875		08/05/20	1,921,719
	7,741,000	3.250		09/14/21	8,096,126
	7,170,000	3.625		10/30/42	6,614,325

					16,632,170

	Colombia – 4.0%
	Republic of Colombia (BBB-/Baa3)
	3,540,000	8.250		12/22/14	4,000,200
	3,368,000	7.375		01/27/17	4,100,540
	22,740,000	7.375		03/18/19	29,300,490
	7,520,000	2.625		03/15/23	7,249,280
	440,000	8.125		05/21/24	633,600
	4,540,000	7.375		09/18/37	6,514,900
	10,297,000	6.125		01/18/41	12,948,477

					64,747,487

	Costa Rica – 0.7%
	Banco Central de Costa Rica (BB/Baa3)
	150,000	9.995		08/01/20	205,500
	Republic of Costa Rica (BB/Baa3)(c)
	11,150,000	4.250		01/26/23	11,272,650

					11,478,150

	Sovereign Debt Obligations – (continued)
	Dominican Republic – 2.8%
	Dominican Republic (B+/B1)
	$6,208,109	9.040%		01/23/18	$6,891,001
	3,320,000	7.500	(c)	05/06/21	3,718,400
	24,682,000	7.500		05/06/21	27,643,840
	Dominican Republic (NR/NR)
DOP	217,900,000	18.500	(c)	02/04/28	6,255,266

					44,508,507

	Egypt – 0.5%
	Republic of Egypt (B-/Caa1)
	$9,170,000	5.750		04/29/20	7,840,350
	990,000	6.875		04/30/40	772,200

					8,612,550

	Gabon – 0.3%
	Republic of Gabon (BB-/NR)
	3,910,000	8.200		12/12/17	4,731,100
	590,000	8.200	(c)	12/12/17	713,900

					5,445,000

	Ghana – 0.3%
	Republic of Ghana (B/NR)
	3,659,000	8.500		10/04/17	4,175,834

	Guatemala(c) – 0.4%
	Republic of Guatemala (BB/Ba1)
	3,300,000	5.750		06/06/22	3,663,000
	2,800,000	4.875		02/13/28	2,744,000

					6,407,000

	Honduras – 1.0%
	Republic of Honduras (B+/B2)
	15,910,000	7.500	(c)	03/15/24	16,347,525
	200,000	7.500		03/15/24	205,500

					16,553,025

	Hungary – 0.6%
	Hungary Government Bond (BB/Ba1)
EUR	2,950,000	4.375		07/04/17	3,653,835
	$3,760,000	5.375		02/21/23	3,539,138
	2,830,000	7.625		03/29/41	2,872,450

					10,065,423

	Indonesia – 6.3%
	Perusahaan Penerbit SBSN (BB+/Baa3)
	1,370,000	4.000	(c)	11/21/18	1,421,375
	586,000	4.000		11/21/18	607,975
	Republic of Indonesia (BB+/Baa3)
	820,000	7.500		01/15/16	934,800
	830,000	6.875		03/09/17	962,800
	1,454,000	6.875		01/17/18	1,717,538
	340,000	6.875	(c)	01/17/18	401,625
	5,750,000	11.625	(c)	03/04/19	8,373,437
	9,454,000	11.625		03/04/19	13,767,387
	11,870,000	5.875		03/13/20	13,754,956

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Sovereign Debt Obligations – (continued)
	Indonesia – (continued)
	Republic of Indonesia (BB+/Baa3) – (continued)
	$11,881,000	4.875%		05/05/21	$13,039,397
	5,480,000	3.750		04/25/22	5,534,800
	4,030,000	8.500		10/12/35	5,974,475
	3,440,000	6.625		02/17/37	4,261,300
	3,198,000	7.750	(c)	01/17/38	4,473,203
	18,404,000	7.750		01/17/38	25,742,595

					100,967,663

	Iraq – 0.7%
	Republic of Iraq (NR/NR)
	12,900,000	5.800		01/15/28	11,835,750

	Ivory Coast(b) – 2.5%
	Republic of Ivory Coast (NR/NR)
	42,475,000	5.750		12/31/32	39,607,938

	Lithuania – 0.1%
	Republic of Lithuania (BBB/Baa1)
	1,310,000	6.625		02/01/22	1,617,012

	Malaysia – 0.4%
	Federation of Malaysia (A-/A3)
	5,060,000	4.646		07/06/21	5,710,210

	Mexico – 7.8%
	Mexican Cetes (NR/NR)(d)
MXN	618,840,410	0.000		04/04/13	50,091,680
	251,204,300	0.000		06/27/13	20,147,922
	United Mexican States (BBB/Baa1)
	$10,570,000	5.875		01/15/14	10,966,375
	6,194,000	3.625		03/15/22	6,587,319
	9,760,000	6.050		01/11/40	12,102,400
	25,120,000	4.750		03/08/44	26,062,000

					125,957,696

	Morocco(c) – 0.2%
	Morocco Government Bond (BBB-/NR)
	3,020,000	4.250		12/11/22	3,074,360

	Nigeria – 0.7%
	Republic of Nigeria (BB-/NR)
	800,000	6.750	(c)	01/28/21	928,000
	8,950,000	6.750		01/28/21	10,382,000

					11,310,000

	Pakistan – 0.3%
	Islamic Republic of Pakistan (B-/Caa1)
	1,070,000	6.875	(c)	06/01/17	898,800
	1,950,000	6.875		06/01/17	1,638,000
	2,900,000	7.875		03/31/36	2001,000

					4,537,800

	Panama – 2.5%
	Republic of Panama (BBB/Baa2)
	6,810,000	7.250		03/15/15	7,593,150
	4,758,000	8.875		09/30/27	7,303,530
	3,610,000	9.375	(e)	04/01/29	5,839,175
	14,930,000	6.700		01/26/36	19,782,250

					40,518,105

	Sovereign Debt Obligations – (continued)
	Paraguay – 1.0%
	Republic of Paraguay (BB-/Ba3)
	$11,700,000	4.625	%(c)	01/25/23	$11,758,500
	3,890,000	4.625		01/25/23	3,909,450

					15,667,950

	Peru – 2.0%
	Republic of Peru (BBB/Baa2)
	7,152,000	7.350		07/21/25	10,084,320
	7,554,000	8.750		11/21/33	12,331,905
	2,460,000	6.550		03/14/37	3,321,000
	5,580,000	5.625		11/18/50	6,654,150

					32,391,375

	Philippines – 2.1%
	Republic of Philippines (BB+/Ba1)
	720,000	9.375	(e)	01/18/17	929,700
	3,480,000	9.875		01/15/19	4,915,500
	5,869,000	8.375		06/17/19	7,930,486
	9,160,000	6.500		01/20/20	11,472,900
	4,530,000	7.500		09/25/24	6,217,425
	690,000	9.500	(e)	10/21/24	1,077,297
	1,317,000	7.750		01/14/31	1,903,065

					34,446,373

	Romania – 1.4%
	Republic of Romania (BB+/Baa3)
EUR	1,687,000	6.500		06/18/18	2,430,089
	$4,720,000	6.750	(c)	02/07/22	5,487,000
	5,020,000	6.750		02/07/22	5,835,750
	9,390,000	4.375	(c)	08/22/23	9,213,938

					22,966,777

	Russia – 4.2%
	Russian Federation (BBB/Baa1)
	900,000	5.000		04/29/20	1,019,250
	21,400,000	4.500	(c)	04/04/22	23,406,250
	13,965,500	7.500	(b)	03/31/30	17,282,306
	Russian Federation (BBB+/Baa1)
RUB	251,500,000	7.500		02/27/19	8,497,781
	360,500,000	8.150		02/03/27	12,455,930
	Russian Federation (NR/Baa1)
	39,000,000	7.000		01/25/23	1,255,911
	98,600,000	7.050		01/19/28	3,122,887

					67,040,315

	Serbia(c) – 0.2%
	Republic of Serbia (BB-/NR)
	$2,480,000	5.250		11/21/17	2,551,300

	Slovenia – 1.9%
	Republic of Slovenia (A-/Baa2)
	26,240,000	5.500	%(c)	10/26/22	24,796,800
	5,730,000	5.500		10/26/22	5,414,850

					30,211,650

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount		Interest Rate		Maturity Date	Value

	Sovereign Debt Obligations – (continued)
	Sri Lanka – 0.2%
	Republic of Sri Lanka (B+/B1)
	$2,600,000	5.875	%(c)	07/25/22	$2,695,051
	Republic of Sri Lanka (B+/NR)
	274,000	7.400		01/22/15	291,810
	540,000	7.400	(c)	01/22/15	575,100

					3,561,961

	Turkey – 5.5%
	Republic of Turkey (NR/Ba1)
	6,120,000	7.000		09/26/16	7,053,300
	1,060,000	7.500		07/14/17	1,265,375
	6,930,000	6.750		04/03/18	8,168,738
	11,650,000	7.000		03/11/19	14,111,062
	2,477,000	5.625		03/30/21	2,826,876
	9,090,000	7.375		02/05/25	11,589,750
	6,080,000	6.875		03/17/36	7,486,000
	5,300,000	7.250		03/05/38	6,843,625
	910,000	6.750		05/30/40	1,120,438
	11,660,000	6.000		01/14/41	13,088,350
	Republic of Turkey (NR/NR)
TRY	29,500,000	0.000	(d)	09/11/13	15,846,112

					89,399,626

	Ukraine – 3.5%
	Financing of Infrastrucural Projects State Enterprise (NR/B3)
	$2,930,000	9.000	(c)	12/07/17	3,090,271
	500,000	9.000		12/07/17	525,000
	1,830,000	7.400		04/20/18	1,758,858
	Ukraine Government Bond (B/B3)
	18,840,000	9.250		07/24/17	20,323,650
	2,150,000	7.800	(c)	11/28/22	2,174,188
	28,970,000	7.800		11/28/22	29,295,913

					57,167,880

	Uruguay – 1.7%
	Republic of Uruguay (BBB-/Baa3)
	1,454,193	8.000		11/18/22	2,021,328
	3,066,000	6.875		09/28/25	4,016,460
	15,256,000	7.625		03/21/36	21,930,500

					27,968,288

	Venezuela – 4.1%
	Republic of Venezuela (B+/B2)
	1,170,000	13.625		08/15/18	1,307,475
	4,781,000	6.000		12/09/20	3,944,325
	16,050,000	9.000		05/07/23	15,287,625
	26,720,000	8.250		10/13/24	24,181,600
	1,450,000	7.650		04/21/25	1,257,875
	10,650,000	9.250		09/15/27	10,437,000
	1,150,000	9.250		05/07/28	1,095,375
	7,150,000	11.950		08/05/31	8,025,875
	300,000	9.375		01/13/34	288,000

					65,825,150

	Sovereign Debt Obligations – (continued)
	Vietnam – 0.5%
	Socialist Republic of Vietnam (BB-/B2)
	$4,310,000	6.875%		01/15/16	$4,751,775
	3,620,000	6.750		01/29/20	4,163,000

					8,914,775

	Zambia – 1.0%
	Republic of Zambia (B+/NR)
	3,030,000	5.375	(c)	09/20/22	3,003,488
	12,841,000	5.375		09/20/22	12,728,641

					15,732,129

	TOTAL SOVEREIGN DEBT OBLIGATIONS
	(Cost $1,010,558,373)				$1,038,200,445

	Foreign Debt Obligations – 1.3%
	Supranational – 1.3%
	Corporacion Andina de Fomento (AA-/Aa3)
	$10,149,000	3.750%		01/15/16	$10,768,468
	9,664,000	4.375		06/15/22	10,485,440

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $20,191,625)				$21,253,908

	Corporate Obligations – 30.2%
	Austria(f) – 0.2%
	OGX Austria GMBH (B-/B1)
	$2,350,000	8.500%		06/01/18	$1,809,500
	1,580,000	8.375	(c)	04/01/22	1,200,800
	281,000	8.375		04/01/22	213,560

					3,223,860

	Azerbaijan – 0.4%
	State Oil Company of the Azerbaijan Republic (BB+/Ba1)
	6,280,000	5.450		02/09/17	6,673,894

	Brazil – 2.2%
	Banco do Estado do Rio Grande do Sul SA (NR/Ba1)
	7,920,000	7.375	(c)	02/02/22	8,630,601
	1,720,000	7.375		02/02/22	1,874,116
	Brazil Minas SPE via State of Minas Gerais (BBB/NR)(c)
	14,220,000	5.333		02/15/28	15,642,000
	Companhia Energetica de Sao Paulo (NR/Ba1)
BRL	2,549,659	9.750		01/15/15	1,383,256
	Independencia International Ltd. (NR/NR)(c)(f)(g)
	$1,277,436	12.000		12/30/16	—
	Raizen Energy Finance Ltd. (BBB/Baa3)(f)
	450,000	7.000		02/01/17	511,875
	Raizen Fuels Finance Ltd. (BBB/Baa3)(f)
	5,458,000	9.500		08/15/14	5,971,002
	Tonon Bioenergia SA (B/NR)(c)(f)
	1,750,000	9.250		01/24/20	1,780,151

					35,793,001

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	British Virgin Islands – 0.6%
	PCCW Capital No 4 Ltd. (NR/NR)
	$1,930,000	5.750%		04/17/22	$2,150,792
	Talent Yield Investments Ltd. (A-/Baa1)
	5,000,000	4.500	(c)	04/25/22	5,468,075
	1,890,000	4.500		04/25/22	2,064,069

					9,682,936

	Canada – 1.3%
	Eldorado Gold Corp. (BB/Ba3)(c)(f)
	5,080,000	6.125		12/15/20	5,288,534
	Pacific Rubiales Energy Corp. (BB+/Ba2)(c)(f)
	4,580,000	5.125		03/28/23	4,618,324
	PTT Exploration and Production Public Co. Ltd. (BBB+/Baa1)
	2,805,000	5.692		04/05/21	3,227,994
	PTTEP Canada International Finance Ltd. (BBB+/Baa1)
	3,080,000	5.692	(c)	04/05/21	3,550,030
	1,150,000	6.350	(c)	06/12/42	1,370,918
	2,130,000	6.350		06/12/42	2,522,346

					20,578,146

	Chile – 2.8%
	AES Gener SA (BBB-/Baa3)(f)
	1,320,000	5.250	(c)	08/15/21	1,487,429
	4,709,000	5.250		08/15/21	5,306,289
	Banco de Credito e Inversiones (A/A1)(f)
	14,250,000	3.000	(c)	09/13/17	14,387,954
	3,630,000	3.000		09/13/17	3,665,333
	Banco del Estado de Chile (AA-/Aa3)(f)
	4,670,000	4.125	(c)	10/07/20	5,019,409
	2,340,000	3.875	(c)	02/08/22	2,469,944
	1,510,000	3.875		02/08/22	1,593,664
	Banco Santander Chile (A/Aa3)(c)
	1,420,000	3.875		09/20/22	1,425,874
	CFR International SpA (BB+/NR)(f)
	2,180,000	5.125		12/06/22	2,249,937
	CorpGroup Banking SA (NR/Ba3)(c)(f)
	3,830,000	6.750		03/15/23	4,002,528
	E.CL SA (BBB-/NR)(f)
	2,490,000	5.625	(c)	01/15/21	2,775,270
	430,000	5.625		01/15/21	479,263

					44,862,894

	Colombia – 2.6%
	Banco de Bogota SA (BBB-/Baa2)(f)
	1,450,000	5.000	(c)	01/15/17	1,558,653
	5,734,000	5.000		01/15/17	6,163,680
	Banco de Bogota SA (NR/Baa3)
	6,070,000	5.375	(c)	02/19/23	6,254,498
	Bancolombia SA (NR/Ba1)
	1,970,000	6.125		07/26/20	2,117,750
	1,730,000	5.125		09/11/22	1,736,031
	Bancolombia SA (NR/Baa2)
	3,520,000	5.950	(f)	06/03/21	3,950,985
	Empresa de Energia de Bogota SA (BB+/Baa3)(f)
	4,100,000	6.125	(c)	11/10/21	4,534,285
	4,627,000	6.125		11/10/21	5,116,634

	Corporate Obligations – (continued)
	Colombia – (continued)
	Empresas Publicas de Medellin ESP (NR/Baa3)(f)
	$3,039,000	7.625%		07/29/19	$3,713,705
	Transportadora de Gas Internacional SA ESP (BB/Baa3)(f)
	3,040,000	5.700		03/20/22	3,312,633
	3,250,000	5.700	(c)	03/20/22	3,541,950

					42,000,804

	Croatia(c) – 0.2%
	Hrvatska Elektroprivreda (BB-/Ba2)
	2,290,000	6.000		11/09/17	2,358,700

	Dominican Republic(c)(f) – 0.5%
	Aeropuertos Dominicanos Siglo XXI SA (BB-/Ba3)
	7,360,000	9.250		11/13/19	8,018,232

	Guatemala(f) – 0.1%
	Central American Bottling Corp. (BB/Ba2)
	480,000	6.750	(c)	02/09/22	528,937
	1,274,000	6.750		02/09/22	1,403,889

					1,932,826

	Hong Kong – 1.0%
	China Resources Gas Group Ltd. (NR/Baa1)
	2,200,000	4.500	(c)	04/05/22	2,395,209
	1,870,000	4.500		04/05/22	2,026,145
	Metropolitan Light International Ltd. (NR/NR)(f)
	4,080,000	5.250		01/17/18	4,059,600
	Sun Hung Kai Properties Capital Market Ltd. (A+/A1)
	6,290,000	4.500		02/14/22	6,733,445
	Zijin International Finance Co., Ltd. (NR/A1)
	1,260,000	4.250		06/30/16	1,340,388

					16,554,787

	Ireland – 3.1%
	AHML Finance Ltd. (BBB/Baa1)(c)
RUB	130,100,000	7.750		02/13/18	4,199,586
	MTS International Funding Ltd. (BB/Ba2)
	$11,530,000	8.625		06/22/20	14,628,687
	Phosagro OAO via Phosagro Bond Funding Ltd. (NR/Baa3)(c)
	4,610,000	4.204		02/13/18	4,598,475
	Rosneft Oil Co. via Rosneft International Finance Ltd. (BBB-/Baa1)(c)
	18,680,000	4.199		03/06/22	18,563,250
	Sibur Securities Ltd. (NR/Ba1)(c)
	5,900,000	3.914		01/31/18	5,782,000
	VIP Finance Ireland Ltd. for OJSC Vimpel Communications (BB/Ba3)
	270,000	9.125		04/30/18	319,613
	1,850,000	7.748	(c)	02/02/21	2,081,250

					50,172,861

	Kazakhstan – 1.7%
	Kazakhstan Temir Zholy Finance BV (BBB-/Baa3)
	700,000	6.375	(c)	10/06/20	813,750
	330,000	6.375		10/06/20	383,625
	5,240,000	6.950	(c)	07/10/42	6,111,259

	1,100,000	6.950		07/10/42	1,278,750

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Kazakhstan – (continued)
Kazatomprom (NR/Baa3)
$700,000	6.250	%(c)	05/20/15	$747,250
1,780,000	6.250		05/20/15	1,900,150
KazMunaiGaz Finance Sub BV (BBB-/Baa3)
2,100,000	11.750	(c)	01/23/15	2,430,750
2,620,000	11.750		01/23/15	3,032,650
1,080,000	7.000	(c)	05/05/20	1,282,500
KazMunayGas National Co. (BBB-/Baa3)
2,000,000	9.125		07/02/18	2,507,500
2,130,000	7.000		05/05/20	2,529,375
2,530,000	6.375	(c)	04/09/21	2,934,800
1,840,000	6.375		04/09/21	2,134,400

				28,086,759

Luxembourg – 3.4%
Cosan Luxembourg SA (BB/Ba2)(c)(f)
1,170,000	5.000		03/14/23	1,179,945
Gaz Capital SA for Gazprom (BBB/Baa1)
5,558,000	9.250	(e)	04/23/19	7,211,505
9,940,000	5.999		01/23/21	11,132,800
690,000	6.510		03/07/22	800,400
1,270,000	4.950		07/19/22	1,333,500
2,800,000	4.950	(c)	02/06/28	2,765,000
GPN Capital SA for Gazprom (BBB-/Baa3)(c)
3,910,000	4.375		09/19/22	3,902,315
MHP SA (B/NR)(c)
1,580,000	8.250		04/02/20	1,565,607
SB Capital SA (NR/A3)
2,890,000	5.717		06/16/21	3,135,650
TNK-BP Finance SA (BBB-/Baa2)
2,650,000	7.500		07/18/16	3,027,625
1,180,000	6.625	(c)	03/20/17	1,336,350
3,000,000	6.625		03/20/17	3,397,500
7,150,000	7.875		03/13/18	8,615,750
2,059,000	7.250		02/02/20	2,481,095
Wind Acquisition Finance SA (B+/B3)(f)
1,040,000	11.750	(c)	07/15/17	1,103,700
1,000,000	11.750		07/15/17	1,061,500

				54,050,242

Mexico(f) – 1.5%
Cemex Finance LLC (B/NR)(c)
1,780,000	9.375		10/12/22	2,058,786
GEO Maquinaria (NR/NR)
389,500	9.625	(c)	05/02/21	313,547
506,350	9.625		05/02/21	407,612
Grupo Cementos de Chihuahua SAB de CV (B/NR)(c)
1,990,000	8.125		02/08/20	2,147,637
Grupo KUO SAB de CV (BB/NR)(c)
1,640,000	6.250		12/04/22	1,769,826
Pemex Project Funding Master Trust (BBB/Baa1)
4,490,000	6.625		06/15/35	5,388,000

Corporate Obligations – (continued)
Mexico(f) – (continued)
Petroleos Mexicanos (BBB/Baa1)
$512,000	8.000%		05/03/19	$658,688
3,530,000	5.500		01/21/21	4,068,325
2,020,000	4.875		01/24/22	2,232,036
630,000	6.500		06/02/41	743,400
Petroleos Mexicanos (NR/Baa1)(c)
1,920,000	5.500		06/27/44	1,982,400
Tenedora Nemak SA de CV (BB-/Ba2)(c)
2,600,000	5.500		02/28/23	2,637,894

				24,408,151

Netherlands – 2.6%
Ajecorp BV (BB/NR)(f)
1,700,000	6.500	(c)	05/14/22	1,834,789
3,650,000	6.500		05/14/22	3,939,465
Arcos Dorados Holdings, Inc. (NR/Ba2)(f)
3,934,000	7.500		10/01/19	4,228,089
Bharti Airtel International Netherlands BV (BB+/NR)(c)(f)
6,630,000	5.125		03/11/23	6,693,860
Listrindo Capital BV (BB-/Ba2)(f)
1,290,000	6.950	(c)	02/21/19	1,428,970
3,560,000	6.950		02/21/19	3,916,000
Metinvest BV (NR/B3)
1,000,000	8.750		02/14/18	1,022,500
Republic of Angola Via Northern Lights III BV (BB-/Ba3)
5,100,000	7.000		08/16/19	5,648,250
VimpelCom Holdings BV (BB/Ba3)
490,000	7.504	(c)	03/01/22	545,738
4,860,000	7.504		03/01/22	5,412,825
7,870,000	5.950	(c)	02/13/23	7,841,907

				42,512,393

Paraguay(f) – 0.4%
Banco Continental SAECA (BB-/Ba2)(c)
1,900,000	8.875		10/15/17	2,075,750
Telefonica Celular del Paraguay SA (NR/Ba3)
4,420,000	6.750		12/13/22	4,784,747

				6,860,497

Peru(f) – 0.7%
Cementos Pacasmayo SAA (BB+/NR)(c)
890,000	4.500		02/08/23	854,400
Corp Financiera de Desarrollo SA (BBB/NR)
1,339,000	4.750	(c)	02/08/22	1,429,558
4,208,000	4.750		02/08/22	4,492,060
Corp Lindley S.A. (BB+/NR)
880,000	6.750	(c)	11/23/21	1,016,032
2,030,000	6.750		11/23/21	2,343,745
Volcan Cia Minera SAA (BBB-/Baa3)
496,000	5.375	(c)	02/02/22	528,166
623,000	5.375		02/02/22	663,402

				11,327,363

Philippines – 0.4%
Development Bank of Philippines (BB+/NR)
1,610,000	5.500		03/25/21	1,803,200

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Philippines – (continued)
	Energy Development Corp. (NR/NR)
	$2,525,000	6.500%		01/20/21	$2,821,688
	SM Investments Corp. (NR/NR)
	1,000,000	4.250		10/17/19	1,005,000

					5,629,888

	Qatar(f) – 0.2%
	Ras Laffan Liquefied Natural Gas Co. Ltd. II (A/Aa3)
	3,054,425	5.298		09/30/20	3,375,140
	Ras Laffan Liquefied Natural Gas Co. Ltd. III (A/Aa3)
	180,000	5.500	(c)	09/30/14	190,800
	161,600	5.832		09/30/16	173,720

					3,739,660

	Singapore(f) – 0.0%
	Berau Capital Resources Pte, Ltd. (BB-/B1)
	120,000	12.500		07/08/15	128,100

	South Africa(f) – 0.4%
	Peermont Proprietary Global Ltd. (CCC+/Caa1)
EUR	5,700,000	7.750		04/30/14	7,171,671

	Turkey – 0.9%
	Anadolu Efes Biracilik ve Malt Sanayii AS (BBB-/Baa3)(c)
	$7,465,000	3.375		11/01/22	7,110,412
	Arcelik AS (BB+/NR)(c)
	2,960,000	5.000		04/03/23	2,951,201
	Export Credit Bank of Turkey (BB+/Ba1)
	270,000	5.375	(c)	11/04/16	290,250
	2,240,000	5.375		11/04/16	2,408,000
	Turkiye Halk Bankasi AS (NR/Baa2)
	1,160,000	4.875	(c)	07/19/17	1,220,367
	370,000	4.875		07/19/17	388,500

					14,368,730

	Ukraine – 0.3%
	Financing of Infrastructural Projects State Enterprise (NR/B3)
	4,990,000	8.375		11/03/17	5,189,600

	United Arab Emirates – 0.8%
	Dolphin Energy Ltd. (NR/A1)
	2,760,359	5.888	(f)	06/15/19	3,128,867
	3,350,000	5.500		12/15/21	3,869,250
	Dubai Holding Commercial Operations MTN Ltd. (NR/B2)
EUR	1,050,000	4.750		01/30/14	1,347,962
GBP	1,450,000	6.000		02/01/17	2,223,031
	National Bank of Abu Dhabi (A+/Aa3)
	$1,530,000	3.000		08/13/19	1,535,355

					12,104,465

	United Kingdom – 0.3%
	Ferrexpo Finance PLC (B/Caa1)
	850,000	7.875		04/07/16	850,000
	State Export-Import Bank of Ukraine JSC via Biz Finance PLC (NR/B3)
	3,910,000	8.750		01/22/18	3,944,213

					4,794,213

	Corporate Obligations – (continued)
	Venezuela(f) – 1.6%
	Petroleos de Venezuela SA (B+/NR)
	$8,841,900	5.250%		04/12/17	$7,648,243
	15,810,000	9.000		11/17/21	15,019,500
	3,720,000	5.375		04/12/27	2,576,100
	310,000	5.500		04/12/37	207,700

					25,451,543

	TOTAL CORPORATE OBLIGATIONS
	(Cost $472,832,524)				$487,676,216

	Structured Notes – 1.7%
	Brazil – 1.2%
	Notas do Tesouro Nacional (Issuer Credit Suisse Nassau) (NR/NR)
BRL	8,621,918	6.000%		08/19/40	$5,287,752
	Notas do Tesouro Nacional Series B (Issuer HSBC Corp.) (NR/NR)
	22,008,580	6.000		08/15/40	13,497,682

					18,785,434

	Nigeria(c)(d) – 0.5%
	Nigeria Government International Bond (Issuer HSBC Corp.) (NR/NR)
NGN	1,491,000,000	0.000		08/12/13	9,025,390

	TOTAL STRUCTURED NOTES
	(Cost $26,961,021)				$27,810,824

	U.S. Treasury Obligation – 1.2%
	United States – 1.2%
	United States Treasury Note
	$19,700,000	0.750%		03/31/18	$19,674,587
	(Cost $19,690,322)

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
	(Cost $1,550,233,865)				$1,594,615,980

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 1.4%
Certificates of Deposit – 0.3%
Banco Del Estado De Chile
$4,700,000	0.200%	04/23/13	$4,700,000

Repurchase Agreement(h) – 1.1%
Joint Repurchase Agreement Account II
17,100,000	0.223	04/01/13	17,100,000

TOTAL SHORT-TERM INVESTMENTS – 1.4%
(Cost $21,800,000)			$21,800,000

TOTAL INVESTMENTS – 100.1%
(Cost $1,572,033,865)			$1,616,415,980

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%			(1,896,233)

NET ASSETS – 100.0%			$1,614,519,747

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2013.
(b)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2013.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $383,733,877, which represents approximately 23.8% of net assets as of March 31, 2013.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at March 31, 2013.
(f)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(g)	Security is currently in default and/or non-income producing.
(h)	Joint repurchase agreement was entered into on March 28, 2013. Additional information appears on page 107.

Security ratings disclosed, if any, are obtained from by Standard & Poor’s/Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations
AUD	—Australian Dollar
BRL	—Brazilian Real
CLP	—Chilean Peso
CNY	—Chinese Yuan
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NGN	—Nigerian Naira
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
ZAR	—South African Rand

Investment Abbreviations:
KWCDC	—South Korean Won Certificate of Deposit
MTN	—Medium Term Note
NR	—Not Rated
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2013, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America N.A.	CZK/EUR	06/19/13	$3,133,369	$3,159
	EUR/USD	06/19/13	6,343,694	19,145
	ILS/USD	06/19/13	5,993,546	74,546
	MXN/USD	06/19/13	4,748,132	14,132
Barclays Bank PLC	CNY/USD	08/22/13	23,950,745	42,745
	EUR/USD	06/19/13	3,167,999	3,633
	JPY/USD	06/19/13	2,986,505	24,505
	MXN/USD	06/19/13	27,709,550	272,072
	USD/KRW	04/05/13	6,694,772	33,801
	USD/ZAR	06/19/13	2,935,464	69,536
Citibank NA	AUD/USD	06/19/13	5,912,497	40,561
	ILS/USD	06/19/13	955,087	9,087
	TRY/USD	06/19/13	2,983,075	24,075
	TRY/USD	06/20/13	2,966,851	8,851
	USD/CZK	06/19/13	11,540,826	179,675
	USD/EUR	04/15/13	21,273,219	316,769
	USD/EUR	06/19/13	5,890,939	37,338
	USD/RUB	04/04/13	2,861,813	16,086
	USD/RUB	04/08/13	1,581,054	9,661
	USD/RUB	04/17/13	6,926,280	36,716
	USD/RUB	04/29/13	12,621,881	19,119
	USD/TWD	04/08/13	6,003,540	26,460
Credit Suisse International (London)	CLP/USD	04/05/13	5,910,527	7,527
	INR/USD	04/02/13	315,112	682
	USD/COP	04/05/13	6,009,422	8,578
	USD/RUB	04/04/13	10,006,989	57,223
	USD/RUB	04/08/13	8,526,393	49,608
	USD/RUB	04/29/13	12,558,127	63,873
Deutsche Bank AG (London)	EUR/PLN	06/19/13	6,278,302	8,958
	HUF/EUR	06/19/13	5,835,788	24,891
	ILS/USD	06/19/13	6,355,046	52,046
	USD/EUR	06/19/13	21,021,663	123,117
	USD/KRW	04/05/13	11,813,510	223,490
	USD/KRW	04/15/13	5,908,589	85,411
HSBC Bank PLC	EUR/HUF	06/19/13	2,929,494	26,878
	USD/EUR	06/19/13	2,935,850	28,412
	USD/MXN	06/19/13	6,312,543	8,457
JPMorgan Securities, Inc.	ILS/USD	06/19/13	12,346,890	144,978
	INR/USD	04/12/13	6,107,432	42,432
	TRY/USD	06/19/13	10,175,056	73,906
	USD/EUR	06/19/13	6,311,629	2,851
	USD/RUB	04/08/13	2,846,631	16,424
	USD/TRY	06/19/13	17,709,632	368
Morgan Stanley & Co.	JPY/USD	06/19/13	21,779,435	82,435
	MXN/USD	06/19/13	5,963,247	60,247
	USD/BRL	04/05/13	11,862,319	174,681
	USD/MXN	06/19/13	3,149,655	2,345
	USD/RUB	04/08/13	2,307,535	14,138
Royal Bank of Canada	USD/EUR	06/19/13	5,870,418	49,552

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2013

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Royal Bank of Scotland PLC	TRY/USD	06/19/13	$6,327,441	$16,441
	USD/EUR	06/19/13	1,404,502	14,498
	USD/HUF	06/19/13	14,253,325	130,673
State Street Bank	MXN/USD	06/19/13	18,997,038	221,038
	USD/CZK	06/19/13	1,051,919	13,081
	USD/EUR	06/19/13	61,466,936	639,336
UBS AG (London)	INR/USD	04/02/13	1,422,689	2,689
	USD/RUB	04/04/13	2,989,039	19,961
	USD/RUB	04/29/13	8,532,195	50,765
Westpac Banking Corp.	AUD/USD	06/19/13	8,854,775	50,159
TOTAL				$3,873,821

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America N.A.	EUR/HUF	06/19/13	$5,927,964	$(53,698)
	EUR/PLN	06/19/13	6,315,778	(10,562)
	ILS/USD	06/19/13	6,310,550	(450)
	USD/HUF	06/19/13	6,337,974	(16,974)
	USD/MXN	06/19/13	6,346,565	(25,565)
Barclays Bank PLC	BRL/USD	04/17/13	5,876,188	(5,902)
	BRL/USD	04/29/13	7,087,457	(12,543)
	EUR/PLN	06/19/13	9,423,120	(28,143)
	EUR/USD	06/19/13	4,409,547	(25,311)
	KRW/USD	04/15/13	6,688,863	(35,581)
	KRW/USD	04/29/13	13,540,113	(28,887)
	PLN/USD	06/19/13	8,034,043	(153,176)
	TWD/USD	04/15/13	11,906,248	(82,752)
	USD/BRL	04/29/13	9,504,562	(23,562)
	USD/CLP	04/05/13	7,377,889	(65,949)
	USD/CNY	08/22/13	24,104,289	(38,289)
	USD/JPY	06/19/13	3,707,900	(86,900)
	ZAR/USD	06/19/13	5,892,386	(20,614)
Citibank NA	EUR/USD	06/19/13	6,261,608	(45,419)
	KRW/USD	04/05/13	12,620,173	(5,827)
	KRW/USD	04/08/13	5,889,361	(154,639)
	PHP/USD	04/15/13	11,744,373	(81,627)
	RUB/USD	04/17/13	5,266,890	(153,262)
	RUB/USD	05/08/13	2,845,170	(16,252)
	USD/EUR	06/19/13	6,311,629	(5,761)
	USD/SGD	06/19/13	12,270,954	(83,933)
Credit Suisse International (London)	EUR/USD	06/19/13	5,807,571	(101,039)
	INR/USD	05/06/13	13,033,595	(39,957)
	PLN/USD	06/19/13	1,402,857	(17,143)
	RUB/USD	04/22/13	11,765,423	(49,577)
	USD/COP	04/26/13	7,095,037	(4,037)
	USD/INR	04/02/13	13,172,829	(10,407)
	USD/MXN	06/19/13	6,345,584	(24,584)
Deutsche Bank AG (London)	BRL/USD	04/05/13	7,514,379	(163,364)
	EUR/USD	06/19/13	5,937,113	(112,990)

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Deutsche Bank AG (London) (continued)	INR/USD	04/02/13	$14,697,987	$(31,687)
	PHP/USD	04/10/13	1,417,854	(2,146)
	PHP/USD	04/24/13	3,804,675	(11,360)
	RUB/USD	04/04/13	15,857,841	(175,133)
	RUB/USD	04/17/13	8,693,067	(130,255)
	THB/USD	04/23/13	6,084,933	(7,177)
	USD/INR	04/02/13	5,946,461	(21,461)
	USD/PHP	05/02/13	12,634,200	(12,200)
	USD/TRY	09/27/13	14,896,326	(230,639)
HSBC Bank PLC	KRW/USD	04/15/13	5,923,006	(1,994)
	PHP/USD	04/10/13	11,017,888	(41,914)
	TWD/USD	04/10/13	17,604,160	(162,479)
	TWD/USD	04/15/13	2,195,829	(11,171)
	USD/BRL	04/17/13	15,443,695	(238,582)
	USD/KRW	04/30/13	6,311,849	(849)
	USD/MXN	04/04/13	38,142,342	(1,485,831)
JPMorgan Securities, Inc.	BRL/USD	04/05/13	1,313,769	(21,390)
	JPY/EUR	06/19/13	6,350,107	(40,999)
	RUB/USD	04/08/13	7,516,213	(41,241)
	USD/ILS	06/19/13	6,327,951	(6,951)
	USD/INR	04/12/13	3,040,886	(9,886)
	USD/MXN	06/27/13	19,735,913	(1,095,990)
	USD/TRY	06/19/13	1,244,199	(8,049)
Morgan Stanley & Co.	BRL/USD	04/12/13	11,739,697	(384,303)
	USD/ZAR	06/19/13	5,945,471	(29,471)
Royal Bank of Canada	BRL/USD	04/12/13	1,160,308	(23,692)
	USD/AUD	06/19/13	3,055,084	(70,568)
	USD/GBP	05/10/13	2,316,658	(1,914)
	USD/JPY	06/19/13	3,030,746	(73,746)
Royal Bank of Scotland PLC	CNY/USD	08/22/13	19,789,211	(23,092)
	EUR/USD	06/19/13	1,469,849	(5,754)
	INR/USD	04/26/13	10,545,478	(40,738)
	USD/JPY	06/19/13	8,381,602	(166,760)
	USD/TRY	06/19/13	20,177,702	(98,702)
Standard Chartered Bank	INR/USD	04/02/13	8,619,832	(16,196)
State Street Bank	EUR/MXN	06/19/13	12,651,857	(76,054)
	TWD/USD	04/30/13	8,607,520	(27,472)
	USD/JPY	06/19/13	5,978,919	(70,919)
	USD/MXN	06/19/13	12,638,945	(2,945)
UBS AG (London)	RUB/USD	04/08/13	5,977,245	(58,755)
	USD/COP	04/30/13	9,492,164	(12,429)
	USD/IDR	04/30/13	6,331,702	(13,702)
	USD/INR	04/02/13	5,936,330	(11,330)
	USD/JPY	06/19/13	3,177,632	(21,632)
	USD/KRW	05/02/13	12,643,557	(2,557)
	USD/MYR	04/08/13	6,073,751	(43,751)
	ZAR/USD	06/19/13	2,935,464	(1,663)
Westpac Banking Corp.	KRW/USD	04/05/13	5,888,109	(24,891)
	USD/AUD	06/19/13	17,779,924	(169,262)
TOTAL				$(7,046,358)

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2013

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	278	June 2013	$43,811,063	$(29,367)
2 Year U.S. Treasury Notes	197	June 2013	43,429,266	7,644
5 Year U.S. Treasury Notes	3,644	June 2013	452,055,283	805,769
10 Year U.S. Treasury Notes	(750)	June 2013	(98,988,281)	(613,480)
30 Year U.S. Treasury Bonds	(1,370)	June 2013	(197,922,188)	(1,661,701)
TOTAL				$(1,491,135)

SWAP CONTRACTS — At March 31, 2013, the Fund had the following swap contracts:

INTEREST RATE SWAP CONTRACTS

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	BRL	5,340		01/04/16	8.010%	1 month Brazilian Interbank Deposit Average	$—	$(45,753)
		82,240		01/04/16	8.090	1 month Brazilian Interbank Deposit Average	—	(630,474)
Barclays Bank PLC		42,810		01/02/14	7.524	1 month Brazilian Interbank Deposit Average	—	(18,509)
		101,100		01/02/14	7.450	1 month Brazilian Interbank Deposit Average	—	(69,191)
	MXN	123,670		11/05/32	6.747	Mexico Interbank TIIE 28 Days	(1,513)	530,343
Credit Suisse International (London)	BRL	3,740		01/04/16	8.130	1 month Brazilian Interbank Deposit Average	—	(27,140)
Deutsche Bank Securities, Inc.	PLN	41,300		01/10/18	6 month WIBOR	3.455%	—	(57,315)
	KRW	21,700,000	(a)	12/21/22	3 month KWCDC	3.390	—	(305,171)
		1,400,000	(a)	01/08/23	3 month KWCDC	3.390	—	(18,939)
JPMorgan Securities, Inc.	PLN	35,930		01/10/18	6 month WIBOR	3.425	—	(34,394)
Morgan Stanley Capital Services, Inc.	BRL	4,340		01/04/16	8.140	1 month Brazilian Interbank Deposit Average	—	(30,990)
	KRW	6,983,920	(a)	12/11/22	3 month KWCDC	3.260	—	(65,472)
		36,256,940	(a)	12/12/22	3 month KWCDC	3.290	—	(379,789)
		18,128,470	(a)	12/13/22	3 month KWCDC	3.300	—	(196,286)
		33,000,000	(a)	01/08/23	3 month KWCDC	3.380	—	(434,268)
TOTAL							$(1,513)	$(1,783,348)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2013.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2013(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:

Barclays Bank PLC	Federal Republic of Brazil, 12.250%, 03/06/30	$1,970	1.000%	12/20/22	1.742%	$(77,474)	$(45,213)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments

March 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – 92.7%
	Aerospace – 0.4%
	Silver II Borrower/Silver II US Holdings LLC (CCC+/Caa1)(a)
	$7,050,000	7.750%	12/15/20	$7,495,038
	Spirit AeroSystems, Inc. (BB-/Ba3)
	3,000,000	7.500	10/01/17	3,180,000
	10,750,000	6.750	12/15/20	11,475,625

				22,150,663

	Airlines(a) – 0.4%
	Air Canada (B+/B2)
	20,500,000	9.250	08/01/15	21,828,400

	Automotive – 0.2%
	General Motors Financial Co., Inc. (BB-/Ba3)
	5,400,000	4.750 (a)	08/15/17	5,616,000
	4,600,000	6.750	06/01/18	5,209,500
	General Motors Liquidation Co. (NR/NR)(b)
	7,125,000	7.125	07/15/13	—
	2,000,000	7.700	04/15/16	—
	1,000,000	8.800	03/01/49	—
	14,500,000	8.375	07/15/49	—

				10,825,500

	Automotive Parts – 0.8%
	Accuride Corp. (B-/B3)
	16,350,000	9.500	08/01/18	16,758,750
	American Tire Distributors Holdings, Inc. (CCC+/B2)
	8,650,000	9.750	06/01/17	9,190,625
	Delphi Corp. (BB+/Ba1)
	8,450,000	5.000	02/15/23	8,914,750
	Mark IV USA Lux SCA/Mark IV USA SCA (BB-/Ba3)
EUR	3,600,000	8.875	12/15/17	5,018,446
	Meritor, Inc. (B-/NR)(c)(d)
	$2,150,000	4.000	02/15/19	1,734,663
	Navistar International Corp. (CCC+/B3)
	5,600,000	8.250	11/01/21	5,698,000

				47,315,234

	Banks – 0.5%
	BNP Paribas SA (BBB/Ba2)(a)(e)
	13,700,000	5.186	06/29/49	13,152,000
	Citigroup, Inc. (BB/B1)(e)
	8,400,000	5.900	12/29/49	8,694,000
	LBG Capital No. 2 PLC (BB+/NR)
	7,500,000	7.875	03/19/20	8,231,250

				30,077,250

	Building Materials – 0.9%
	Associated Materials LLC/AMH New Finance, Inc. (B-/Caa1)
	6,100,000	9.125	11/01/17	6,466,000
	Gibraltar Industries, Inc. (BB-/B2)(a)
	8,350,000	6.250	02/01/21	8,871,875
	PLY Gem Industries, Inc. (B-/Caa1)
	15,500,000	8.250	02/15/18	16,933,750
	PLY Gem Industries, Inc. (CCC/Caa3)
	1,500,000	9.375	04/15/17	1,642,500
	USG Corp. (BB-/B2)(a)
	5,250,000	9.750	08/01/14	5,735,625

	Corporate Obligations – (continued)
	Building Materials – (continued)
	Zachry Holdings, Inc. (B+/B2)(a)
	$14,950,000	7.500%	02/01/20	$15,697,500

				55,347,250

	Capital Goods – 0.6%
	Dynacast International LLC/Dynacast Finance, Inc. (B/B2)
	11,350,000	9.250	07/15/19	12,485,000
	RBS Global, Inc./Rexnord LLC (B/B3)
	16,250,000	8.500	05/01/18	17,793,750
	Thermon Industries, Inc. (BB-/B1)
	3,010,000	9.500	05/01/17	3,341,100

				33,619,850

	Chemicals – 3.2%
	Ashland, Inc. (BB/Ba1)(a)
	5,850,000	3.875	04/15/18	5,937,750
	3,000,000	4.750	08/15/22	3,052,500
	Axiall Corp. (BB/Ba3)(a)
	2,800,000	4.875	05/15/23	2,856,000
	Eagle Spinco, Inc. (BB/Ba3)(a)
	15,000,000	4.625	02/15/21	15,300,000
	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC (CCC+/NR)
	14,000,000	9.000	11/15/20	13,300,000
	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC (CCC+/B3)
	27,850,000	8.875	02/01/18	28,894,375
	Huntsman International LLC (B+/B2)
	8,950,000	8.625	03/15/21	10,068,750
	Huntsman International LLC (BB-/B1)(a)
	4,150,000	4.875	11/15/20	4,181,125
	Kraton Polymers LLC/Kraton Polymers Capital Corp. (B+/B1)
	13,350,000	6.750	03/01/19	13,950,750
	Momentive Performance Materials, Inc. (CC/Caa1)
	3,750,000	9.000	01/15/21	2,821,875
	Momentive Performance Materials, Inc. (CCC+/B1)
	11,100,000	8.875	10/15/20	11,460,750
	Omnova Solutions, Inc. (B-/B2)
	14,775,000	7.875	11/01/18	15,735,375
	PetroLogistics LP (B/B2)(a)
	3,000,000	6.250	04/01/20	3,037,500
	Polymer Group, Inc. (B/B1)
	14,987,000	7.750	02/01/19	16,335,830
	Polypore International, Inc. (B+/B3)
	10,130,000	7.500	11/15/17	10,889,750
	PQ Corp. (B-/Caa1)(a)
	15,700,000	8.750	05/01/18	16,799,000
	Rockwood Specialties Group, Inc. (BB/Ba2)
	9,500,000	4.625	10/15/20	9,737,500
	US Coatings Acquisition, Inc./Flash Dutch 2 BV (B-/Caa1)(a)
	4,650,000	7.375	05/01/21	4,894,125

				189,252,955

	Conglomerates – 0.3%
	Park-Ohio Industries, Inc. (CCC+/B3)
	15,032,000	8.125	04/01/21	16,384,880

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Construction Machinery – 1.3%
BC Mountain LLC/BC Mountain Finance, Inc. (B-/B3)(a)
$3,250,000	7.000%		02/01/21	$3,449,062
Case New Holland, Inc. (BB+/Ba2)
6,380,000	7.875		12/01/17	7,504,475
Cleaver-Brooks, Inc. (B/B2)(a)
5,150,000	8.750		12/15/19	5,529,812
CNH America LLC (BB+/Ba2)
953,000	7.250		01/15/16	1,069,743
Dematic SA/DH Services Luxembourg Sarl (CCC+/Caa1)(a)
15,975,000	7.750		12/15/20	16,633,969
Mcron Finance Sub LLC (B/B1)(a)
5,700,000	8.375		05/15/19	6,270,000
Milacron LLC/Mcron Finance Corp. (B-/Caa1)(a)
9,050,000	7.750		02/15/21	9,321,500
Terex Corp. (B+/B3)
9,900,000	6.000		05/15/21	10,432,125
The Manitowoc Co., Inc. (B+/B3)
5,200,000	9.500		02/15/18	5,733,000
6,200,000	8.500		11/01/20	7,021,500
3,750,000	5.875		10/15/22	3,937,500

				76,902,686

Consumer Products – Household & Leisure – 2.7%
Affinion Group, Inc. (CCC/Caa1)
19,550,000	7.875		12/15/18	15,395,625
Alphabet Holding Co., Inc. (B-/Caa1)(a)(f)
23,850,000	7.750		11/01/17	24,863,625
Armored Autogroup, Inc. (CCC/Caa2)
8,800,000	9.250		11/01/18	7,832,000
Elizabeth Arden, Inc. (BB-/B1)
5,000,000	7.375		03/15/21	5,550,000
Jarden Corp. (B/B2)
18,050,000	7.500		05/01/17	20,441,625
Radio Systems Corp. (B-/B3)(a)
11,950,000	8.375		11/01/19	12,696,875
Serta Simmons Holdings LLC (CCC+/Caa1)(a)
15,150,000	8.125		10/01/20	15,718,125
Spectrum Brands Escrow Corp. (B-/B3)(a)
3,750,000	6.375		11/15/20	4,031,250
4,000,000	6.625		11/15/22	4,350,000
Spectrum Brands, Inc. (B/Ba3)
18,000,000	9.500		06/15/18	20,385,000
The Sun Products Corp. (CCC/Caa1)(a)
19,100,000	7.750		03/15/21	19,243,250
Visant Corp. (B-/Caa2)
13,550,000	10.000		10/01/17	12,398,250

				162,905,625

Consumer Products – Industrial – 1.6%
ADS Waste Holdings, Inc. (CCC+/Caa1)(a)
17,550,000	8.250		10/01/20	18,910,125
HD Supply, Inc. (B+/B1)
2,650,000	8.125		04/15/19	2,994,500
HD Supply, Inc. (CCC+/B3)
32,050,000	11.000		04/15/20	38,860,625

Corporate Obligations – (continued)
Consumer Products – Industrial – (continued)
HD Supply, Inc. (CCC+/Caa1)
$20,550,000	7.500	%(a)	07/15/20	$21,783,000
12,500,000	11.500		07/15/20	14,812,500

				97,360,750

Consumer Products – Non Durable – 0.8%
313 Group, Inc. (B/B1)(a)
5,000,000	6.375		12/01/19	4,975,000
Constellation Brands, Inc. (BB+/Ba1)
4,500,000	8.375		12/15/14	4,983,750
9,443,000	7.250		05/15/17	10,871,254
Prestige Brands, Inc. (B-/B3)
2,700,000	8.125		02/01/20	3,044,250
Prestige Brands, Inc. (BB-/Ba3)
6,000,000	8.250		04/01/18	6,570,000
Sally Holdings LLC (BB+/Ba3)
7,150,000	6.875		11/15/19	7,936,500
11,300,000	5.750		06/01/22	11,780,250

				50,161,004

Defense – 0.2%
ADS Tactical, Inc. (B-/Caa1)(a)
7,532,000	11.000		04/01/18	7,494,340
Huntington Ingalls Industries, Inc. (B+/Ba3)
4,000,000	6.875		03/15/18	4,350,000

				11,844,340

Electric – 0.1%
Puget Energy, Inc. (BB+/Ba1)
3,100,000	5.625		07/15/22	3,418,842

Emerging Markets(a) – 0.4%
Digicel Group Ltd. (NR/Caa1)
5,500,000	10.500		04/15/18	6,105,000
10,200,000	8.250		09/30/20	10,888,500
Digicel Ltd. (NR/B1)
400,000	8.250		09/01/17	425,000
7,800,000	7.000		02/15/20	8,137,740

				25,556,240

Energy – Coal – 0.8%
Arch Coal, Inc. (B-/B3)
9,150,000	7.000		06/15/19	8,257,875
7,950,000	9.875	(a)	06/15/19	8,109,000
Peabody Energy Corp. (B+/Ba3)
7,250,000	4.750		12/15/41	5,927,114
Peabody Energy Corp. (BB+/Ba1)
2,500,000	7.375		11/01/16	2,831,250
14,600,000	6.000		11/15/18	15,549,000
8,750,000	6.250		11/15/21	9,110,938

				49,785,177

Energy – Exploration & Production – 7.3%
Aurora USA Oil & Gas, Inc. (CCC+/Caa1)(a)
14,800,000	7.500		04/01/20	14,985,000

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Energy – Exploration & Production – (continued)
Berry Petroleum Co. (BB-/B1)
$12,500,000	6.375%		09/15/22	$13,281,250
Chaparral Energy, Inc. (B-/B3)
10,300,000	9.875		10/01/20	11,922,250
6,400,000	8.250		09/01/21	7,232,000
6,450,000	7.625		11/15/22	7,030,500
4,800,000	7.625	(a)	11/15/22	5,232,000
Chesapeake Energy Corp. (BB-/Ba3)
18,550,000	2.500	(c)	05/15/17	17,758,842
850,000	2.250	(c)	12/15/18	750,628
1,200,000	6.125		02/15/21	1,276,500
Concho Resources, Inc. (BB+/B1)
760,000	7.000		01/15/21	838,850
4,650,000	6.500		01/15/22	5,068,500
4,250,000	5.500		10/01/22	4,409,375
4,600,000	5.500		04/01/23	4,772,500
Continental Resources, Inc. (BB+/Ba2)
4,103,000	7.375		10/01/20	4,636,390
11,250,000	5.000		09/15/22	11,981,250
Copano Energy LLC/Copano Energy Finance Corp. (B/B1)
2,800,000	7.125		04/01/21	3,227,000
Denbury Resources, Inc. (BB/B1)
5,000,000	8.250		02/15/20	5,612,500
3,500,000	6.375		08/15/21	3,819,375
Eagle Rock Energy Partners LP/Eagle Rock Energy Finance Corp. (B/B3)
5,300,000	8.375		06/01/19	5,604,750
Gulfmark Offshore, Inc. (BB-/B1)
9,250,000	6.375		03/15/22	9,573,750
Halcon Resources Corp. (CCC+/B3)(a)
14,000,000	9.750		07/15/20	15,470,000
23,150,000	8.875		05/15/21	24,944,125
Key Energy Services, Inc. (BB-/B1)
4,800,000	6.750		03/01/21	5,004,000
Kodiak Oil & Gas Corp. (B-/B3)
14,550,000	8.125		12/01/19	16,441,500
9,350,000	5.500	(a)	01/15/21	9,794,125
Laredo Petroleum, Inc. (B-/B3)
15,850,000	9.500		02/15/19	17,950,125
2,750,000	7.375		05/01/22	3,011,250
Linn Energy LLC/Linn Energy Finance Corp. (B/B2)
4,000,000	6.500		05/15/19	4,180,000
5,850,000	6.250	(a)	11/01/19	5,988,938
2,850,000	7.750		02/01/21	3,063,750
Magnum Hunter Resources Corp. (CCC/Caa1)(a)
9,100,000	9.750		05/15/20	9,555,000
MEG Energy Corp. (BB/B1)(a)
15,600,000	6.500		03/15/21	16,614,000
26,124,000	6.375		01/30/23	27,168,960
NFR Energy LLC/NFR Energy Finance Corp. (CCC+/Caa2)
6,250,000	9.750		02/15/17	6,343,750
Plains Exploration & Production Co. (B/B1)
9,150,000	6.125		06/15/19	9,996,375
5,400,000	8.625		10/15/19	6,129,000
8,850,000	6.625		05/01/21	9,712,875
5,000,000	6.750		02/01/22	5,556,250

Corporate Obligations – (continued)
Energy – Exploration & Production – (continued)
QEP Resources, Inc. (BB+/Ba1)
$11,700,000	5.250%		05/01/23	$11,992,500
Quicksilver Resources, Inc. (CCC+/B3)
10,000,000	11.750		01/01/16	10,187,500
Range Resources Corp. (BB/Ba3)
1,000,000	6.750		08/01/20	1,093,750
2,950,000	5.000		08/15/22	3,001,625
Resolute Energy Corp. (B-/B3)(a)
9,500,000	8.500		05/01/20	9,785,000
Samson Investment Co. (B-/B3)(a)
13,100,000	9.750		02/15/20	13,918,750
SandRidge Energy, Inc. (B-/B2)
2,900,000	8.750		01/15/20	3,117,500
5,450,000	7.500		03/15/21	5,695,250
3,700,000	8.125		10/15/22	3,968,250
4,450,000	7.500		02/15/23	4,628,000
SM Energy Co. (BB/B1)
6,050,000	6.500		11/15/21	6,655,000
Stone Energy Corp. (B-/B3)
11,575,000	8.625		02/01/17	12,472,063
Vanguard Natural Resourses LLC/VNR Finance Corp. (B/B3)
9,100,000	7.875		04/01/20	9,759,750

				432,212,171

Energy – Services – 1.8%
Atwood Oceanics, Inc. (BB/Ba3)
6,750,000	6.500		02/01/20	7,357,500
Basic Energy Services, Inc. (B+/B2)
8,900,000	7.750		02/15/19	9,100,250
Bristow Group, Inc. (BB/Ba3)
4,450,000	6.250		10/15/22	4,789,312
CVR Refining LLC/Coffeyville Finance, Inc. (B+/B2)(a)
9,000,000	6.500		11/01/22	9,180,000
Offshore Group Investment Ltd. (NR/B3)(a)
6,050,000	7.125		04/01/23	6,174,002
Offshore Group Investment Ltd. (B-/B3)(a)
19,500,000	7.500		11/01/19	20,679,847
OGX Austria GMBH (B-/B1)
1,600,000	8.500		06/01/18	1,232,000
4,200,000	8.375		04/01/22	3,192,000
8,800,000	8.375	(a)	04/01/22	6,688,000
OGX Petroleo e Gas Participacoes SA (B-/B1)(a)
5,600,000	8.500		06/01/18	4,312,000
Pioneer Drilling Co. (B+/B2)
4,300,000	9.875		03/15/18	4,697,750
SESI LLC (BBB-/Ba2)
2,550,000	6.875		06/01/14	2,551,607
6,200,000	7.125		12/15/21	6,913,000
Trinidad Drilling Ltd. (BB-/B1)(a)
18,453,000	7.875		01/15/19	19,875,169

				106,742,437

Entertainment & Leisure – 0.7%
AMC Entertainment, Inc. (CCC+/Caa1)
5,000,000	9.750		12/01/20	5,768,750

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Entertainment & Leisure – (continued)
Carmike Cinemas, Inc. (B/B2)
$7,650,000	7.375%	05/15/19	$8,376,750
GWR Operating Partnership LLP (BB-/B3)
8,167,000	10.875	04/01/17	9,228,710
Six Flags Entertainment Corp. (BB-/B3)(a)
16,850,000	5.250	01/15/21	16,850,000
Viking Cruises Ltd. (B+/B3)(a)
3,200,000	8.500	10/15/22	3,528,000

			43,752,210

Environmental – 0.2%
Casella Waste Systems, Inc. (CCC/Caa1)
15,500,000	7.750	02/15/19	14,783,125

Finance – 6.5%
Aircastle Ltd. (BB+/Ba3)
6,250,000	6.250	12/01/19	6,828,125
Ally Financial, Inc. (B+/B1)
8,000,000	4.625	06/26/15	8,360,000
38,880,000	6.250	12/01/17	43,545,600
5,250,000	8.000	03/15/20	6,496,875
9,850,000	8.000	11/01/31	12,435,625
American General Finance Corp. (CCC+/Caa1)
12,300,000	6.900	12/15/17	12,361,500
CIT Group, Inc. (BB-/Ba3)
13,200,000	5.000	05/15/17	14,124,000
9,950,000	5.250	03/15/18	10,746,000
36,750,000	5.500 (a)	02/15/19	40,333,125
4,600,000	5.000	08/15/22	4,933,500
Harbinger Group, Inc. (B/B3)(a)
15,700,000	7.875	07/15/19	16,602,750
International Lease Finance Corp. (BBB-/Ba2)(a)
1,000,000	6.750	09/01/16	1,135,000
4,900,000	7.125	09/01/18	5,782,000
International Lease Finance Corp. (BBB-/Ba3)
12,125,000	8.625	09/15/15	13,792,187
20,950,000	5.750	05/15/16	22,626,000
5,000,000	8.750	03/15/17	5,893,750
550,000	6.250	05/15/19	605,000
Jefferies Finance LLC/JFIN Co-Issuer Corp. (B+/B1)(a)
12,000,000	7.375	04/01/20	12,211,700
National Money Mart Co. (B+/B2)
8,800,000	10.375	12/15/16	9,680,000
Nationstar Mortgage LLC (B+/B2)(a)
3,050,000	7.875	10/01/20	3,339,750
14,450,000	6.500	07/01/21	15,064,125
Nuveen Investments, Inc. (CCC/Caa2)(a)
5,350,000	9.125	10/15/17	5,537,250
13,900,000	9.500	10/15/20	14,560,250
Provident Funding Associates (B/B2)(a)
7,075,000	10.125	02/15/19	7,711,750
Provident Funding Associates (BB/Ba3)(a)
2,750,000	10.250	04/15/17	3,086,875
RBS Capital Trust I (BB/B1)(e)
6,375,000	4.709	12/29/49	4,924,688
RBS Capital Trust III (BB/B1)(e)
22,750,000	5.512	09/29/49	17,858,750

Corporate Obligations – (continued)
Finance – (continued)
Regions Bank (BBB-/Ba1)
$4,550,000	7.500%	05/15/18	$5,568,063
Royal Bank of Scotland Group PLC (BB/Ba3)(a)(e)
8,415,000	6.990	10/29/49	8,015,287
Royal Bank of Scotland PLC (BBB-/NR)(e)
8,850,000	9.500	03/16/22	10,189,005
Speedy Cash, Inc. (B/Caa1)(a)
13,500,000	10.750	05/15/18	14,512,500
Studio City Finance Ltd. (B-/B3)(a)
15,750,000	8.500	12/01/20	17,304,525
Synovus Financial Corp. (B/B3)
1,000,000	5.125	06/15/17	1,000,000
Synovus Financial Corp. (B+/B2)
4,650,000	7.875	02/15/19	5,277,750

			382,443,305

Finance Insurance(a) – 0.5%
Hub International Ltd. (CCC+/Caa2)
14,000,000	8.125	10/15/18	14,665,000
Liberty Mutual Group, Inc. (BB/Baa3)
14,625,000	7.800	03/15/37	17,001,562

			31,666,562

Food – 1.7%
Bumble Bee Acquisition Corp. (B/B3)(a)
5,921,000	9.000	12/15/17	6,498,297
Bumble Bee Holdco SCA (CCC+/Caa2)(a)(f)
10,375,000	9.625	03/15/18	10,738,125
Chiquita Brands International, Inc./Chiquita Brands LLC (B/B1)(a)
10,850,000	7.875	02/01/21	11,338,250
Del Monte Corp. (CCC+/Caa1)
11,300,000	7.625	02/15/19	11,723,750
Pilgrim’s Pride Corp. (B/Caa1)
9,850,000	7.875	12/15/18	10,613,375
Post Holdings, Inc. (B+/B1)
5,600,000	7.375	02/15/22	6,104,000
Shearer’s Foods LLC/Chip Finance Corp. (B/B3)(a)
6,050,000	9.000	11/01/19	6,624,750
US Foods, Inc. (CCC+/Caa2)(a)
24,950,000	8.500	06/30/19	26,509,375
Wells Enterprises, Inc. (B+/B2)(a)
8,550,000	6.750	02/01/20	9,020,250

			99,170,172

Gaming – 6.1%
Boyd Acquisition Sub LLC (CCC+/Caa1)(a)
9,250,000	8.375	02/15/18	9,758,750
Caesars Entertainment Operating Co., Inc. (B/B2)
14,700,000	11.250	06/01/17	15,618,750
Caesars Entertainment Operating Co., Inc. (B/B3)(a)
2,100,000	9.000	02/15/20	2,121,000
Caesars Entertainment Operating Co., Inc. (CCC/NR)
14,750,000	10.000	12/15/15	13,717,500
24,950,000	10.000	12/15/18	17,090,750

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Gaming – (continued)
	Caesars Entertainment Operating Co., Inc. (CCC/Caa3)
	$2,564,000	5.625%		06/01/15	$2,358,880
	6,850,000	10.750		02/01/16	6,319,125
	7,050,000	12.750		04/15/18	5,516,625
	Caesars Operating Escrow LLC/Caesars Escrow Corp. (B/B3)(a)
	29,100,000	9.000		02/15/20	29,391,000
	CCM Merger, Inc. (CCC+/Caa2)(a)
	12,150,000	9.125		05/01/19	12,423,375
	Chester Downs & Marina LLC (B+/B3)(a)
	4,000,000	9.250		02/01/20	3,840,000
	CityCenter Holdings LLC/CityCenter Finance Corp. (CCC/Caa2)(f)
	24,450,000	10.750		01/15/17	27,017,250
	Downstream Development Authority of the Quapaw Tribe of Oklahoma (B/B3)(a)
	7,000,000	10.500		07/01/19	7,735,000
	Gala Group Finance PLC (B+/B2)
GBP	4,300,000	8.875		09/01/18	6,928,265
	Graton Economic Development Authority (B/B3)(a)
	$11,050,000	9.625		09/01/19	12,376,000
	Marina District Finance Co., Inc. (B+/B2)
	2,500,000	9.500		10/15/15	2,581,250
	8,700,000	9.875		08/15/18	8,917,500
	MCE Finance Ltd. (BB-/B1)(a)
	6,600,000	5.000		02/15/21	6,600,000
	MGM Resorts International (B+/B3)
	5,500,000	4.250		04/15/15	5,968,325
	24,950,000	6.625		07/15/15	27,070,750
	20,000,000	6.875		04/01/16	21,775,000
	3,600,000	7.500		06/01/16	4,009,500
	10,000,000	10.000		11/01/16	11,962,500
	7,800,000	7.625		01/15/17	8,706,750
	6,000,000	11.375		03/01/18	7,650,000
	5,400,000	6.750	(a)	10/01/20	5,730,750
	6,000,000	6.625		12/15/21	6,307,500
	3,100,000	7.750		03/15/22	3,460,375
	Mohegan Tribal Gaming Authority (CCC/NR)(a)
	17,000,000	10.500		12/15/16	16,660,000
	1,555,000	11.000		09/15/18	1,333,412
	Peermont Proprietary Global Ltd. (CCC+/Caa1)
EUR	10,050,000	7.750		04/30/14	12,644,788
	Pinnacle Entertainment, Inc. (B/B3)
	$7,975,000	8.750		05/15/20	8,732,625
	4,400,000	7.750		04/01/22	4,719,000
	Pinnacle Entertainment, Inc. (BB-/B1)
	8,768,000	8.625		08/01/17	9,294,080
	Snoqualmie Entertainment Authority (B/B3)(a)
	4,050,000	4.223	(e)	02/01/14	4,039,875
	9,988,000	9.125		02/01/15	9,988,000

					360,364,250

	Health Care – Medical Products – 1.4%
	Catalent Pharma Solutions, Inc. (B/Caa1)
	586,819	9.500		04/15/15	588,286
	9,300,000	7.875	(a)	10/15/18	9,369,750

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Health Care – Medical Products – (continued)
	DJO Finance LLC/DJO Finance Corp. (CCC/Caa2)
	$8,000,000	9.750%		10/15/17	$8,340,000
	DJO Finance LLC/DJO Finance Corp. (CCC+/Caa1)
	5,150,000	7.750		04/15/18	5,278,750
	38,000,000	9.875		04/15/18	41,515,000
	Fresenius Medical Care US Finance, Inc. (BB+/Ba2)
	4,100,000	6.875		07/15/17	4,743,996
	1,000,000	6.500	(a)	09/15/18	1,140,000
	8,200,000	5.750	(a)	02/15/21	9,081,500

					80,057,282

	Health Care – Pharmaceuticals – 0.4%
	Endo Pharmaceuticals Holdings, Inc. (BB/Ba3)
	5,400,000	7.250		01/15/22	5,744,250
	Valeant Pharmaceuticals International (BB-/B1)(a)
	14,900,000	6.375		10/15/20	15,700,875
	50,000	7.250		07/15/22	54,375

					21,499,500

	Health Care – Services – 5.7%
	CDRT Holding Corp. (B-/Caa1)(a)(f)
	24,550,000	9.250		10/01/17	25,409,250
	Community Health Systems, Inc. (B/B3)
	12,750,000	8.000		11/15/19	14,120,625
	Community Health Systems, Inc. (BB/Ba3)
	22,700,000	5.125		08/15/18	23,778,250
	DaVita HealthCare Partners, Inc. (B/B2)
	9,050,000	6.375		11/01/18	9,660,875
	3,150,000	6.625		11/01/20	3,409,875
	13,300,000	5.750		08/15/22	13,861,260
	HCA Holdings, Inc. (B-/B3)
	4,750,000	6.250		02/15/21	5,064,688
	HCA, Inc. (B-/B3)
	1,000,000	6.375		01/15/15	1,073,750
	41,000,000	7.500		02/15/22	47,201,250
	HCA, Inc. (BB/Ba3)
	41,500,000	6.500		02/15/20	46,791,250
	15,275,000	7.875		02/15/20	16,878,875
	28,150,000	7.250		09/15/20	31,140,937
	Health Management Associates, Inc. (B-/B3)
	17,100,000	7.375		01/15/20	18,724,500
	Health Management Associates, Inc. (BB-/NR)
	2,700,000	6.125		04/15/16	2,963,250
	HEALTHSOUTH Corp. (BB-/B1)
	4,320,000	7.250		10/01/18	4,649,400
	4,000,000	8.125		02/15/20	4,410,000
	2,500,000	7.750		09/15/22	2,718,750
	MPT Operating Partnership LP/MPT Finance Corp. (BB/Ba1)
	25,000,000	6.875		05/01/21	27,312,500
	12,500,000	6.375		02/15/22	13,406,250
	Radiation Therapy Services, Inc. (CCC+/Caa2)
	10,725,000	9.875		04/15/17	6,676,312
	Tenet Healthcare Corp. (B+/Ba3)
	14,000,000	6.250		11/01/18	15,540,000

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Health Care – Services – (continued)
	US Oncology, Inc. (NR/NR)
	$32,250,000	9.125%		08/15/17	$645,000

					335,436,847

	Home Construction – 2.7%
	Ashton Woods USA LLC/Ashton Woods Finance Co. (B-/Caa1)(a)
	11,450,000	6.875		02/15/21	11,593,125
	Beazer Homes USA, Inc. (B/B2)
	6,900,000	6.625		04/15/18	7,452,000
	Beazer Homes USA, Inc. (CCC/Caa2)
	6,350,000	9.125		06/15/18	6,826,250
	1,700,000	7.250	(a)	02/01/23	1,751,000
	Brookfield Residential Properties, Inc. (BB-/B2)(a)
	20,000,000	6.500		12/15/20	21,496,000
	D.R. Horton, Inc. (BB-/Ba2)
	12,850,000	3.625		02/15/18	12,978,500
	6,900,000	4.750		02/15/23	6,917,250
	Lennar Corp. (BB-/Ba3)(a)
	25,975,000	4.750		11/15/22	25,520,437
	Meritage Homes Corp. (B+/B1)
	7,501,000	7.150		04/15/20	8,382,368
	13,850,000	7.000		04/01/22	15,442,750
	Ryland Group Co. (BB-/B1)
	9,350,000	5.375		10/01/22	9,583,750
	Toll Brothers Finance Corp. (BB+/Ba1)
	5,000,000	5.875		02/15/22	5,562,500
	Weekley Homes LLC/Weekley Finance Corp. (BB-/B2)(a)
	8,900,000	6.000		02/01/23	9,144,750
	William Lyon Homes, Inc. (B-/Caa2)(a)
	15,950,000	8.500		11/15/20	17,385,500

					160,036,180

	Life Insurance(a) – 0.1%
	Fidelity & Guaranty Life Holdings, Inc. (B+/B1)
	3,700,000	6.375		04/01/21	3,783,250

	Lodging – 0.4%
	Felcor Lodging LP (B+/B2)
	2,759,000	10.000		10/01/14	3,090,080
	Felcor Lodging LP (B-/B2)
	10,000,000	6.750		06/01/19	10,875,000
	7,300,000	5.625	(a)	03/01/23	7,446,000

					21,411,080

	Machinery – 0.3%
	Constellation Enterprises LLC (B/B2)(a)
	7,750,000	10.625		02/01/16	8,147,188
	Dresser-Rand Group, Inc. (B+/Ba3)
	11,500,000	6.500		05/01/21	12,247,500

					20,394,688

	Media – Broadcasting & Radio – 1.7%
	Clear Channel Communications, Inc. (CCC+/Caa1)(a)
	6,500,000	9.000		12/15/19	6,256,250
	Clear Channel Communications, Inc. (CCC-/Ca)(f)
	7,100,000	11.000		08/01/16	5,609,000

	Corporate Obligations – (continued)
	Media – Broadcasting & Radio – (continued)
	Entercom Radio LLC (B-/Caa1)
	$12,775,000	10.500%		12/01/19	$14,675,281
	Gray Television, Inc. (CCC+/Caa2)
	14,600,000	7.500		10/01/20	15,512,500
	Nexstar Broadcasting, Inc. (B-/Caa1)(a)
	11,300,000	6.875		11/15/20	11,921,500
	Univision Communications, Inc. (B+/B2)(a)
	16,500,000	6.875		05/15/19	17,634,375
	1,100,000	7.875		11/01/20	1,212,750
	18,250,000	6.750		09/15/22	19,687,188
	Univision Communications, Inc. (CCC+/Caa2)(a)
	6,500,000	8.500		05/15/21	7,003,750

					99,512,594

	Media – Cable – 3.7%
	Adelphia Communications Corp. (NR/NR)
	2,000,000	10.250		06/15/49	15,000
	Cablevision Systems Corp. (B+/B1)
	14,100,000	7.750		04/15/18	15,827,250
	CCO Holdings LLC/CCO Holdings Capital Corp. (BB-/B1)
	6,050,000	7.000		01/15/19	6,518,875
	5,500,000	7.375		06/01/20	6,105,000
	15,000,000	6.500		04/30/21	15,843,750
	12,150,000	6.625		01/31/22	13,030,875
	15,000,000	5.750	(a)	09/01/23	15,037,500
	CSC Holdings LLC (BB+/Ba3)
	1,561,000	7.875		02/15/18	1,818,565
	1,750,000	7.625		07/15/18	2,036,563
	5,100,000	8.625		02/15/19	6,120,000
	7,650,000	6.750		11/15/21	8,606,250
	DISH DBS Corp. (BB-/Ba2)
	6,650,000	7.750		05/31/15	7,373,187
	9,850,000	7.125		02/01/16	10,958,125
	800,000	7.875		09/01/19	947,000
	25,000,000	6.750		06/01/21	27,750,000
	6,550,000	5.875		07/15/22	6,869,312
	9,150,000	5.000	(a)	03/15/23	9,012,750
	Harron Communications LP/Harron Finance Corp. (B-/Caa1)(a)
	7,480,000	9.125		04/01/20	8,302,800
	Lynx I Corp. (BB-/Ba3)(a)
	5,000,000	5.375		04/15/21	5,212,500
	Lynx II Corp. (B/B2)(a)
	5,400,000	6.375		04/15/23	5,656,500
	UPC Holding BV (B-/B2)
EUR	12,950,000	8.375		08/15/20	18,176,965
	10,900,000	6.375		09/15/22	13,832,452
CHF	12,350,000	6.750	(a)	03/15/23	13,042,110

					218,093,329

	Media – Diversified – 0.1%
	Videotron Ltd. (BB/Ba2)
	$8,450,000	5.000		07/15/22	8,597,875

	Media – Non Cable(a) – 0.8%
	Griffey Intermediate, Inc./Griffey Finance Sub LLC (CCC+/Caa1)
	37,200,000	7.000		10/15/20	37,758,000

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Media – Non Cable(a) – (continued)
	McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance (NR/B2)
	$5,800,000	9.750%		04/01/21	$5,771,000
	MDC Partners, Inc. (B-/B3)
	4,400,000	6.750		04/01/20	4,454,120

					47,983,120

	Metals – 2.0%
	AK Steel Corp. (B-/B3)
	6,750,000	7.625		05/15/20	5,906,250
	6,000,000	8.375		04/01/22	5,280,000
	Aleris International, Inc. (B/B2)
	15,700,000	7.875		11/01/20	16,916,750
	ArcelorMittal (BB+/Ba1)
	4,500,000	5.500		03/01/21	4,727,724
	10,950,000	6.250		02/25/22	11,966,861
	Calcipar SA (BB/B1)
EUR	4,150,000	1.412	(e)	07/01/14	5,240,417
	$17,950,000	6.875	(a)	05/01/18	19,112,838
	Edgen Murray Corp. (B+/Caa1)(a)
	11,000,000	8.750		11/01/20	11,440,000
	GrafTech International Ltd. (BB+/Ba2)(a)
	4,700,000	6.375		11/15/20	4,882,125
	JW Aluminum Co. (NR/NR)(a)
	11,100,000	11.500		11/15/17	11,266,500
	Noranda Aluminum Acquisition Corp. (CCC+/Caa1)(a)
	8,300,000	11.000		06/01/19	8,320,750
	Steel Dynamics, Inc. (BB+/Ba2)(a)
	4,050,000	6.125		08/15/19	4,363,875
	3,350,000	6.375		08/15/22	3,618,000
	3,350,000	5.250		04/15/23	3,366,750

					116,408,840

	Mining – 0.8%
	FMG Resources (August 2006) Pty Ltd. (B+/B1)(a)
	4,650,000	6.375		02/01/16	4,795,545
	17,500,000	6.000		04/01/17	17,981,250
	3,000,000	8.250		11/01/19	3,232,500
	Inmet Mining Corp. (B+/B1)(a)
	8,350,000	8.750		06/01/20	9,226,750
	1,950,000	7.500		06/01/21	2,115,750
	New Gold, Inc. (BB-/B2)(a)
	4,700,000	6.250		11/15/22	4,936,880
	Thompson Creek Metals Co., Inc. (B/B1)
	5,250,000	9.750		12/01/17	5,709,375

					47,998,050

	Packaging – 3.5%
	ARD Finance SA (CCC+/Caa1)(a)(f)
	844,500	11.125		06/01/18	893,411
	Ardagh Glass Finance PLC (CCC+/B3)
EUR	6,000,000	8.750		02/01/20	8,037,204
	Ardagh Packaging Finance PLC (B+/Ba3)
EUR	3,000,000	7.375		10/15/17	4,148,505
	$2,200,000	7.375	(a)	10/15/17	2,409,000
	1,600,000	4.875	(a)	11/15/22	1,584,000

	Corporate Obligations – (continued)
	Packaging – (continued)
	Ardagh Packaging Finance PLC (CCC+/B3)
	$11,375,000	9.125	%(a)	10/15/20	$12,510,188
EUR	1,900,000	9.250		10/15/20	2,624,269
	1,800,000	7.000	(a)	11/15/20	1,854,000
	Beverage Packaging Holdings Luxembourg II SA (CCC+/Caa2)
EUR	9,500,000	8.000		12/15/16	12,238,470
	22,375,000	9.500		06/15/17	29,541,854
	BOE Merger Corp. (NR/Caa1)(a)(f)
	$14,650,000	9.500		11/01/17	15,712,125
	Kloeckner Penta Plast GMBH & Co. (CCC/Caa1)(a)
EUR	5,700,000	11.625		07/15/17	8,221,329
	Owens-Brockway Glass Container, Inc. (BB/Ba3)(a)
	$9,000,000	3.000		06/01/15	9,049,590
	Reynolds Group Holding Ltd. (CCC+/Caa2)
	11,300,000	9.875		08/15/19	12,373,500
	Reynolds Group Issuer, Inc. (B+/B1)
	7,125,000	7.125		04/15/19	7,695,000
	10,200,000	7.875		08/15/19	11,245,500
	9,100,000	5.750		10/15/20	9,259,250
	1,625,000	6.875		02/15/21	1,738,750
	Reynolds Group Issuer, Inc. (CCC+/Caa2)
	7,600,000	9.000		04/15/19	8,018,000
	25,000,000	8.250		02/15/21	25,750,000
	Sealed Air Corp. (BB-/B1)(a)
	5,250,000	8.125		09/15/19	5,945,625
	8,900,000	6.500		12/01/20	9,712,125
	5,450,000	8.375		09/15/21	6,233,438

					206,795,133

	Paper – 1.3%
	Boise Cascade LLC/Boise Cascade Finance Corp. (B+/B2)(a)
	3,050,000	6.375		11/01/20	3,225,375
	Clearwater Paper Corp. (BB/Ba2)
	8,014,000	7.125		11/01/18	8,715,225
	Longview Fibre Paper & Packaging, Inc. (B+/B2)(a)
	14,000,000	8.000		06/01/16	14,665,000
	Sappi Papier Holding GmbH (B/B2)(a)
	3,875,000	7.500		06/15/32	3,390,625
	Sappi Papier Holding GmbH (BB/Ba2)(a)
	15,400,000	7.750		07/15/17	17,055,500
	8,525,000	6.625		04/15/21	8,823,375
	Stone Container Finance Co. of Canada II (NR/WR)(b)
	2,250,000	7.375		07/15/14	—
	Weyerhaeuser Co. (BBB-/Ba1)
	17,865,000	7.375		03/15/32	22,637,295

					78,512,395

	Printing – 0.3%
	Checkout Holding Corp. (CCC+/Caa1)(a)(g)
	6,375,000	0.000		11/15/15	4,829,063
	Logo Merger Sub Corp. (CCC+/Caa1)(a)
	9,000,000	8.375		10/15/20	9,292,500
	RR Donnelley & Sons Co. (BB/Ba3)
	5,650,000	7.875		03/15/21	5,904,250

					20,025,813

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Publishing – 0.3%
	ProQuest LLC/ProQuest Notes Co. (B-/Caa1)(a)
	$18,800,000	9.000%		10/15/18	$18,612,000
	Truvo Subsidiary Corp. (NR/WR)(b)
EUR	16,750,000	8.500		12/01/14	751,485

					19,363,485

	Real Estate – 0.8%
	CB Richard Ellis Services, Inc. (B+/Ba1)
	$6,150,000	6.625		10/15/20	6,672,750
	5,750,000	5.000		03/15/23	5,807,500
	CB Richard Ellis Services, Inc. (B+/Ba2)
	9,900,000	11.625		06/15/17	10,642,500
	Crescent Resources LLC (B-/Caa1)(a)
	4,550,000	10.250		08/15/17	4,982,250
	Realogy Corp. (B-/Caa1)
	12,000,000	9.000	(a)	01/15/20	13,935,000
	Realogy Corp. (B-/Caa2)
	4,250,000	11.500		04/15/17	4,520,937

					46,560,937

	Restaurants – 0.1%
	DineEquity, Inc. (B-/B3)
	4,800,000	9.500		10/30/18	5,472,000

	Retailers – 1.1%
	Burlington Coat Factory Warehouse Corp. (CCC/Caa1)
	11,000,000	10.000		02/15/19	12,168,750
	Claire’s Stores, Inc. (B-/B2)(a)
	4,400,000	9.000		03/15/19	4,972,000
	2,800,000	6.125		03/15/20	2,856,000
	Claire’s Stores, Inc. (CCC/Caa2)
	15,000,000	8.875		03/15/19	15,750,000
	Jo-Ann Stores, Inc. (CCC+/Caa1)(a)
	3,788,000	8.125		03/15/19	3,958,460
	Limited Brands, Inc. (BB+/Ba1)
	14,337,000	6.625		04/01/21	16,200,810
	7,050,000	5.625		02/15/22	7,473,000

					63,379,020

	Retailers – Food & Drug – 1.1%
	Rite Aid Corp. (B+/B1)
	1,250,000	8.000		08/15/20	1,409,375
	Rite Aid Corp. (B-/B3)
	9,000,000	7.500		03/01/17	9,247,500
	Rite Aid Corp. (CCC/Caa2)
	24,050,000	9.500		06/15/17	25,192,375
	18,285,000	9.250		03/15/20	20,616,337
	The Pantry, Inc. (B+/Caa1)(a)
	6,100,000	8.375		08/01/20	6,519,375

					62,984,962

	Services Cyclical – Business Services – 1.2%
	Ceridian Corp. (CCC/Caa3)(a)
	1,350,000	11.000		03/15/21	1,447,875
	CoreLogic, Inc. (B+/Ba3)
	16,150,000	7.250		06/01/21	17,865,937

	Corporate Obligations – (continued)
	Services Cyclical – Business Services – (continued)
	Equinix, Inc. (BB/WR)
	$1,900,000	8.125%		03/01/18	$2,094,750
	iPayment, Inc. (CCC+/B3)
	4,950,000	10.250		05/15/18	4,578,750
	Lender Process Services, Inc. (BB+/Ba2)
	7,100,000	5.750		04/15/23	7,401,750
	Sabre, Inc. (B/B1)(a)
	8,100,000	8.500		05/15/19	8,788,500
	Sitel LLC/Sitel Finance Corp. (B/B2)(a)
	6,000,000	11.000		08/01/17	6,360,000
	Sitel LLC/Sitel Finance Corp. (B-/Caa2)
	11,225,000	11.500		04/01/18	7,380,438
	SPL Logistics Escrow LLC (B/B2)(a)
	7,550,000	8.875		08/01/20	8,021,875
	WEX, Inc. (BB/Ba3)(a)
	8,900,000	4.750		02/01/23	8,588,500

					72,528,375

	Services Cyclical – Rental Equipment – 2.5%
	Algeco Scotsman Global Finance PLC (B+/B1)(a)
	31,400,000	8.500		10/15/18	33,611,225
	Algeco Scotsman Global Finance PLC (B-/B3)(a)
	21,000,000	10.750		10/15/19	21,735,000
	BakerCorp International, Inc. (NR/Caa1)
	13,000,000	8.250		06/01/19	13,390,000
	Europcar Groupe SA (B-/Caa1)
EUR	1,000,000	11.500		05/15/17	1,415,932
	4,000,000	11.500	(a)	05/15/17	5,663,730
	HDTFS, Inc. (B/B2)
	$7,900,000	6.250		10/15/22	8,571,500
	Maxim Crane Works LP (B/Caa2)(a)
	6,507,000	12.250		04/15/15	6,783,547
	NESCO LLC (B-/Caa1)(a)
	13,500,000	11.750		04/15/17	14,883,750
	The Hertz Corp. (B/B2)
	3,400,000	5.875		10/15/20	3,587,000
	United Rentals North America, Inc. (B+/B3)
	11,600,000	7.375		05/15/20	12,847,000
	5,250,000	8.250		02/01/21	5,945,625
	8,700,000	7.625		04/15/22	9,700,500
	5,800,000	6.125		06/15/23	6,220,500
	United Rentals North America, Inc. (B-/Caa1)
	3,000,000	8.375		09/15/20	3,337,500
	United Rentals North America, Inc. (BB/Ba3)
	2,900,000	5.750		07/15/18	3,146,500

					150,839,309

	Technology – Hardware – 1.7%
	Alcatel-Lucent USA, Inc. (CCC+/WR)
	14,550,000	6.450		03/15/29	11,203,500
	Brightstar Corp. (BB-/B1)(a)
	2,600,000	9.500		12/01/16	2,782,000
	CDW LLC/CDW Finance Corp. (B-/B3)
	20,300,000	8.500		04/01/19	22,583,750

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Technology – Hardware – (continued)
	CDW LLC/CDW Finance Corp. (B-/Caa1)
	$6,139,000	12.535%		10/12/17	$6,584,077
	CommScope, Inc. (B/B3)(a)
	15,000,000	8.250		01/15/19	16,350,000
	EN Germany Holdings BV (CCC+/B3)
EUR	9,233,000	10.750		11/15/15	10,770,149
	Global Generations Merger Sub, Inc. (CCC+/Caa1)(a)
	$8,500,000	11.000		12/15/20	9,265,000
	MEMC Electronic Materials, Inc. (B+/Caa1)
	16,450,000	7.750		04/01/19	15,175,125
	NXP BV/NXP Funding LLC (B/B3)(a)
	4,400,000	5.750		02/15/21	4,543,000

					99,256,601

	Technology – Software/Services – 3.5%
	Aspect Software, Inc. (CCC+/Caa1)
	5,585,000	10.625		05/15/17	5,578,019
	CyrusOne LP/CyrusOne Finance Corp. (B+/B2)(a)
	9,450,000	6.375		11/15/22	9,922,500
	Equinix, Inc. (BB/Ba3)
	2,800,000	4.875		04/01/20	2,814,000
	11,331,000	7.000		07/15/21	12,549,083
	3,550,000	5.375		04/01/23	3,576,625
	First Data Corp. (B+/B1)
	10,750,000	7.375	(a)	06/15/19	11,448,750
	First Data Corp. (B-/Caa1)
	36,350,000	8.250	(a)	01/15/21	37,804,000
	14,700,000	11.250	(a)	01/15/21	15,288,000
	24,150,000	12.625		01/15/21	26,142,375
	40,100,000	8.750	(a)(f)	01/15/22	42,305,500
	Infor (US), Inc. (B-/Caa1)
	10,000,000	9.375		04/01/19	11,325,000
EUR	680,000	10.000		04/01/19	958,824
	Nuance Communications, Inc. (BB-/Ba3)(a)
	$12,900,000	5.375		08/15/20	13,029,000
	Sabre Holdings Corp. (CCC+/Caa1)
	7,250,000	8.350		03/15/16	7,975,000
	SunGard Data Systems, Inc. (B/Caa1)
	5,000,000	7.375		11/15/18	5,350,000

					206,066,676

	Telecommunications – 3.6%
	Frontier Communications Corp. (BB-/Ba2)
	3,720,000	6.625		03/15/15	4,129,200
	17,100,000	7.875		04/15/15	19,536,750
	37,900,000	8.250		04/15/17	44,343,000
	3,200,000	8.125		10/01/18	3,640,000
	27,000,000	8.500		04/15/20	30,510,000
	Level 3 Communications, Inc. (CCC/Caa2)(a)
	7,200,000	8.875		06/01/19	7,848,000
	Level 3 Financing, Inc. (CCC/B3)
	14,500,000	4.215	(e)	02/15/15	14,500,000
	14,500,000	10.000		02/01/18	15,986,250
	3,650,000	9.375		04/01/19	4,097,125
	11,600,000	8.125		07/01/19	12,760,000

	Corporate Obligations – (continued)
	Telecommunications – (continued)
	PAETEC Holding Corp. (NR/WR)
	$6,800,000	9.875%		12/01/18	$7,803,000
	Telefonica Celular del Paraguay SA (NR/Ba3)
	2,000,000	6.750		12/13/22	2,165,044
	tw telecom holdings, Inc. (BB-/B1)
	4,500,000	5.375		10/01/22	4,691,250
	Windstream Corp. (B/Ba3)
	5,000,000	8.125		08/01/13	5,100,000
	7,375,000	7.875		11/01/17	8,425,937
	1,750,000	8.125		09/01/18	1,920,625
	12,000,000	7.750		10/15/20	13,020,000
	1,050,000	7.750		10/01/21	1,147,125
	3,500,000	7.500		06/01/22	3,771,250
	6,450,000	6.375	(a)	08/01/23	6,401,625

					211,796,181

	Telecommunications – Cellular – 4.6%
	Crown Castle International Corp. (B-/B1)
	7,850,000	5.250		01/15/23	7,987,375
	MetroPCS Wireless, Inc. (BB/B1)(a)
	9,050,000	6.250		04/01/21	9,231,000
	7,300,000	6.625		04/01/23	7,446,000
	SBA Telecommunications, Inc. (B+/B1)(a)
	7,400,000	5.750		07/15/20	7,696,000
	Sprint Capital Corp. (B+/B3)
	14,100,000	6.900		05/01/19	15,474,750
	41,900,000	8.750		03/15/32	49,965,750
	Sprint Nextel Corp. (B+/B3)
	9,918,000	6.000		12/01/16	10,761,030
	30,050,000	8.375		08/15/17	35,008,250
	21,050,000	7.000		08/15/20	23,155,000
	20,000,000	11.500		11/15/21	28,000,000
	13,500,000	6.000		11/15/22	13,854,375
	Sprint Nextel Corp. (BB-/Ba3)
	15,450,000	9.000	(a)	11/15/18	19,100,062
	Wind Acquisition Finance SA (B+/B3)(a)
	11,850,000	11.750		07/15/17	12,575,813
	Wind Acquisition Finance SA (BB-/Ba3)(a)
	30,875,000	7.250		02/15/18	32,110,192

					272,365,597

	Telecommunications – Satellites – 2.5%
	Intelsat Jackson Holdings SA (B/B3)
	15,320,000	7.250		10/15/20	16,871,150
	10,100,000	7.500		04/01/21	11,248,875
	Intelsat Jackson Holdings SA (CCC+/Caa2)(a)
	6,050,000	6.625		12/15/22	6,420,563
	Intelsat Luxembourg SA (CCC+/Caa3)
	7,500,000	11.250		02/04/17	7,978,125
	77,050,000	11.500		02/04/17	81,480,375
	12,950,000	7.750	(a)	06/01/21	13,160,437
	13,000,000	8.125	(a)	06/01/23	13,146,250

					150,305,775

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – (continued)
	Textiles & Apparel – 0.3%
	Quiksilver, Inc. (B-/B1)
EUR	2,825,000	8.875%	12/15/17	$3,802,290
	The Jones Group, Inc. (B+/Ba3)
	$13,000,000	6.875	03/15/19	13,780,000

				17,582,290

	Tobacco(a) – 0.2%
	Vector Group Ltd. (B+/Ba3)
	9,100,000	7.750	02/15/21	9,555,000

	Transportation – 0.6%
	Aguila 3 SA (B/B2)(a)
	18,400,000	7.875	01/31/18	19,619,000
	Florida East Coast Holdings Corp. (CCC/Caa3)(f)
	9,094,186	10.500	08/01/17	9,310,173
	Florida East Coast Railway Corp. (B-/B3)
	1,650,000	8.125	02/01/17	1,769,625
	Watco Cos LLC/Watco Finance Corp. (CCC+/B3)(a)
	4,600,000	6.375	04/01/23	4,726,500

				35,425,298

	Utilities – Distribution – 0.3%
	AmeriGas Finance LLC/AmeriGas Finance Corp. (NR/Ba2)
	8,100,000	6.750	05/20/20	8,788,500
	AmeriGas Partners LP/AmeriGas Finance Corp. (NR/Ba3)
	3,000,000	6.250	08/20/19	3,195,000
	Ferrellgas LP/Ferrellgas Finance Corp. (B-/B2)
	1,950,000	9.125	10/01/17	2,084,063
	3,900,000	6.500	05/01/21	4,017,000

				18,084,563

	Utilities – Electric – 2.5%
	Calpine Corp. (BB-/B1)(a)
	4,900,000	7.250	10/15/17	5,200,125
	9,000,000	7.500	02/15/21	9,877,500
	DPL, Inc. (BB-/Ba1)
	10,850,000	6.500	10/15/16	11,406,063
	38,050,000	7.250	10/15/21	40,285,437
	NRG Energy, Inc. (BB-/B1)
	8,050,000	7.625	01/15/18	9,136,750
	5,450,000	6.625 (a)	03/15/23	5,770,188
	NV Energy, Inc. (BB+/Ba1)
	11,000,000	6.250	11/15/20	13,255,000
	Puget Energy, Inc. (BB+/Ba1)
	16,200,000	6.000	09/01/21	18,456,451
	The AES Corp. (BB-/Ba3)
	10,650,000	8.000	10/15/17	12,527,062
	9,650,000	8.000	06/01/20	11,435,250
	11,850,000	7.375	07/01/21	13,760,812

				151,110,638

	Utilities – Pipelines – 0.4%
	Crosstex Energy LP/Crosstex Energy Finance Corp. (B+/B2)
	5,000,000	8.875	02/15/18	5,393,750
	Genesis Energy LP/Genesis Energy Finance Corp. (B/B1)(a)
	6,350,000	5.750	02/15/21	6,508,750

	Corporate Obligations – (continued)
	Utilities – Pipelines – (continued)
	Regency Energy Partners LP (BB/B1)
	$8,250,000	6.500%	07/15/21	$9,075,000
	1,800,000	5.500	04/15/23	1,926,000
	Targa Resources Partners LP (BB/Ba3)
	2,725,000	11.250	07/15/17	2,936,187

				25,839,687

	Wireless(a)(f) – 0.2%
	Mobile Challenger Intermediate Group SA (B-/NR)
CHF	9,300,000	8.750	03/15/19	9,845,676

	TOTAL CORPORATE OBLIGATIONS
	(Cost $5,189,265,055)			$5,490,778,924

	Senior Term Loans(h) – 3.2%
	Airlines – 0.3%
	Delta Air Lines, Inc. (BB-/Ba2)
	$16,544,767	4.250%	04/20/17	$16,755,713

	Automotive – 0.2%
	Chrysler Group LLC (BB/Ba2)
	14,865,998	6.000	05/24/17	15,126,153

	Building Materials – 0.1%
	American Builders & Contractors Supply Co., Inc. (NR/NR)
	4,750,000	1.000	03/28/14	4,750,000

	Consumer Products – Industrial – 0.5%
	CPM Acquisition Corp. (B+/B1)
	10,646,500	6.250	08/29/17	10,693,132
	7,570,000	10.250	02/28/18	7,607,850
	HD Supply, Inc. (B+/B2)
	10,348,000	4.500	10/12/17	10,442,891

				28,743,873

	Diversified Manufacturing – 0.1%
	Air Distribution Technologies, Inc. (NR/Caa1)
	4,045,000	9.250	05/01/20	4,151,181

	Energy – 0.3%
	Frac Tech International LLC (CCC+/B3)
	6,913,467	8.500	05/06/16	6,529,355
	NFR Energy LLC (CCC+/Caa2)
	9,645,000	8.750	12/31/18	9,868,089

				16,397,444

	Finance – 0.2%
	JG Wentworth LLC (B/Caa1)
	3,650,000	9.000	01/22/18	3,607,405
	7,250,000	5.000	02/15/18	7,367,812

				10,975,217

	Food & Beverages – 0.3%
	Blue Buffalo Co., Ltd. (B+/B1)
	21,641,386	4.750	08/08/19	21,938,955

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans(h) – (continued)
Health Care – Services – 0.6%
American Renal Associates Holdings Inc. (CCC+/Caa1)
$27,800,000	8.500%	02/14/20	$27,800,000
U.S. Renal Care, Inc. (B+/B1)
7,046,750	6.250	07/02/19	7,152,451

			34,952,451

Media – Broadcasting & Radio – 0.3%
Clear Channel Communications, Inc. (CCC+/Caa1)
21,560,927	3.854	01/29/16	19,097,591

Metals & Mining – 0.1%
Kleopatra Acquisition Corp. (B/Ba3)
4,673,938	5.750	12/21/16	4,746,010

Retailers – 0.1%
BJ’s Wholesale Club, Inc. (CCC+/Caa1)
4,175,000	9.750	03/26/20	4,312,441
Rite Aid Corp. (B-/B3)
4,375,000	5.750	08/21/20	4,528,125

			8,840,566

Services Cyclical – Rental Equipment – 0.1%
Ahern Rentals, Inc. (NR/WR)
3,962,721	4.250	12/31/13	3,962,721

TOTAL SENIOR TERM LOANS
(Cost $187,475,950)			$190,437,875

Shares	Rate	Value

Preferred Stocks – 0.1%
Ally Financial, Inc.(a)
3,070	7.000%	$3,036,038
Spanish Broadcasting Systems, Inc.(c)(f)
3,074	10.750	2,366,980

TOTAL PREFERRED STOCKS
(Cost $5,031,392)		$5,403,018

Shares	Description	Value

Common Stocks – 0.3%
300,000	Cablevision Systems Corp. Class A	$4,488,000
40	Dawn Holdings, Inc.	—
112,122	General Motors Co.(b)	3,119,234
328,512	Houghton Mifflin Harcourt	7,473,648
4,578	Lear Corp.	251,195
4,906	LyondellBasell Industries NV Class A	310,161
6,252	Masonite Worldwide Holdings(b)	279,777
28,148	Motors Liquidation Co.(b)	759,996
40,200	NewPage Holdings, Inc.(b)	3,015,000
10	Nycomed(b)	—

Common Stocks – (continued)
3,874	Panolam Holdings Co.(b)	$39
2,500	Port Townsend Holdings Co., Inc.(b)	—
2,874	Rock-Tenn Co. Class A	266,678

TOTAL COMMON STOCKS
(Cost $40,903,908)		$19,963,728

Units	Description	Expiration Date	Value

Warrants(b) – 0.1%
General Motors Co.
101,928		07/10/16	$1,886,688
101,928		07/10/19	1,201,731
Lear Corp.
511		11/09/14	54,176
Masonite Worldwide Holdings, Inc.
30,311		06/09/14	113,666
22,734		05/20/16	68,202
Nortek, Inc.
11,520		12/07/14	253,440

TOTAL WARRANTS
(Cost $8,012,428)			$3,577,903

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $5,430,688,733)			$5,710,161,448

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(i) – 2.7%
Repurchase Agreement – 2.7%
Joint Repurchase Agreement Account II
$162,900,000	0.223%	04/01/13	$162,900,000
(Cost $162,900,000)

TOTAL INVESTMENTS – 99.1%
(Cost $5,593,588,733)			$5,873,061,448

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%			53,152,833

NET ASSETS – 100.0%			$5,926,214,281

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,096,505,616, which represents approximately 35.4% of net assets as of March 31, 2013.
(b)	Security is currently in default and/or non-income producing.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

(c)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at March 31, 2013.
(d)	Coupon decreases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at March 31, 2013.
(e)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2013.
(f)	Pay-in-kind securities.
(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(h)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at March 31, 2013. Senior Term Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(i)	Joint repurchase agreement was entered into on March 28, 2013. Additional information appears on page 107.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound

Investment Abbreviations:
NR	—Not Rated
WR	—Withdrawn Rating

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2013

As a % of Net Assets
Investments Industry Classifications†
Aerospace	0.4%
Airlines	0.6
Auto Manufacturers	0.1
Automotive	0.4
Automotive Parts	0.8
Banks	0.5
Building Materials	1.0
Capital Goods	0.6
Chemicals	3.2
Conglomerates	0.3
Construction Machinery	1.3
Consumer Products	5.7
Defense	0.2
Electric	0.1
Emerging Markets	0.4
Energy	10.2
Entertainment & Leisure	0.7
Environmental	0.2
Finance	7.2
Food	1.7
Food & Beverages	0.4
Gaming	6.1
Health Care	8.0
Home Construction	2.7
Insurance	0.1
Lodging	0.4
Machinery	0.3
Manufacturing	0.1
Media	6.7
Metals	2.0
Metals & Mining	0.1
Mining	0.8
Packaging	3.5
Paper	1.5
Printing	0.3
Publishing	0.3
Real Estate	0.8
Restaurants	0.1
Retailers	2.3
Services Cyclical	3.8
Technology	5.2
Telecommunications	10.7
Textiles & Apparel	0.3
Tobacco	0.2
Transportation	0.6
Utilities	3.3
Wireless	0.2
Short-term Investments#	3.6

TOTAL INVESTMENTS	100.0%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term Investments include repurchase agreements and other assets/liabilities.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

ADDITIONAL INVESTMENT INFORMATION

UNFUNDED LOAN COMMITMENTS — At March 31, 2013, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following loan agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)
Constellation Brands, Inc., due 03/01/21	$34,150,000	$34,150,000	$—

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2013, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Deutsche Bank AG (London)	USD/CHF	04/04/13	$10,984,318	$71,727
Morgan Stanley & Co.	USD/CHF	04/04/13	9,954,929	67,077
State Street Bank	USD/EUR	04/04/13	162,363,551	2,202,224
TOTAL				$2,341,028

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Citibank NA	USD/GBP	04/04/13	$15,797,372	$(185,809)

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans(a) – 73.6%
Aerospace – 1.6%
LMI Aerospace, Inc. (B+/B1)
$3,990,000	4.750%	12/28/18	$4,039,875
Silver II US Holdings LLC (B/B2)
18,485,000	4.000	12/05/19	18,620,125
Transdigm, Inc. (BB-/Ba2)
5,496,189	3.750	02/28/20	5,564,892

			28,224,892

Airlines – 1.7%
Delta Air Lines, Inc. (BB-/Ba2)
8,330,693	4.250	04/20/17	8,436,910
Delta Air Lines, Inc. (B+/Ba2)
9,500,000	5.250	10/18/18	9,646,965
Flying Fortress, Inc. (BBB-/Ba2)
4,850,000	5.000	06/30/17	4,884,338
United Airlines, Inc. (B/B2)
7,000,000	4.007	04/01/19	7,064,190

			30,032,403

Automotive – 1.3%
Casco Automotive Group, Inc. (B+/B1)
3,491,250	6.250	11/15/18	3,508,706
Chrysler Group LLC (BB/Ba1)
13,638,427	6.000	05/24/17	13,877,099
Meritor, Inc. (BB-/Ba2)
1,567,961	4.500	04/21/17	1,562,740
TI Group Automotive Systems LLC (NR/NR)
3,000,000	5.500	03/28/19	3,022,500

			21,971,045

Automotive – Distributor – 0.6%
Bombardier Recreational Products, Inc. (B+/B1)
10,500,000	5.000	01/22/19	10,603,110

Automotive – Parts – 1.6%
Allison Transmission, Inc. (B+/B1)
2,251,906	3.210	08/07/17	2,269,426
Allison Transmission, Inc. (BB-/Ba3)
4,767,169	4.250	08/23/19	4,831,383
Remy International, Inc. (B+/B1)
3,820,703	4.250	03/05/20	3,854,134
Schaeffler AG (B+/B1)
9,500,000	4.250	01/27/17	9,602,885
Tomkins LLC (BB-/Ba2)
336,620	3.750	09/29/15	339,145
Tomkins LLC (BB/Ba2)
5,944,499	3.750	09/29/16	6,007,689

			26,904,662

Building Materials – 2.1%
American Builders & Contractors Supply Co., Inc. (NR/B1)
1,550,000	0.000	06/30/13	1,550,000
Armstrong World Industries, Inc. (BB-/B1)
5,250,000	3.500	03/16/20	5,285,648
CPG International,Inc. (B/B1)
4,676,500	5.750	09/18/19	4,717,420

Senior Term Loans(a) – (continued)
Building Materials – (continued)
Custom Building Products, Inc. (B+/B2)
$8,589,951	6.000%	12/14/19	$8,740,275
Roofing Supply Group LLC (B/B2)
7,243,717	5.000	05/24/19	7,332,018
SRS Distribution, Inc. (B/B2)
6,000,000	4.750	09/01/19	6,018,780
Tube City IMS Corp. (B+/B1)
2,534,529	4.750	03/20/19	2,559,874

			36,204,015

Capital Goods – Others – 0.6%
Alliance Laundry Systems LLC (B+/B3)
5,472,152	4.500	12/07/18	5,507,721
Alliance Laundry Systems LLC (CCC+/Caa2)
3,176,046	9.500	12/10/19	3,247,507
Colfax Corp. (BB+/Ba2)
1,745,625	3.250	01/11/19	1,753,812

			10,509,040

Chemicals – 1.7%
Chemtura Corp. (BB+/Ba1)
1,000,000	5.500	08/27/16	1,011,250
Eagle Spinco, Inc. (BBB-/NR)
5,000,000	3.500	01/28/17	5,031,250
Houghton International, Inc. (B/B1)
4,488,750	5.250	12/20/19	4,556,081
Huntsman International LLC (BB+/Ba1)
2,500,000	2.743	04/19/17	2,514,850
PQ Corp. (B/B3)
5,688,250	4.500	08/07/17	5,748,716
Univar, Inc. (B+/B2)
10,848,125	5.000	06/30/17	10,947,169

			29,809,316

Construction Machinery – 0.3%
Mirror Bidco Corp. (B/B2)
5,336,625	5.250	12/28/19	5,389,991

Consumer Products – Household & Leisure – 2.2%
ACCO Brands Corp. (BB+/Ba1)
861,528	4.250	04/30/19	870,686
Armored Autogroup, Inc. (B-/B1)
2,182,929	6.000	11/04/16	2,172,015
B&G Foods, Inc. (BB/Ba1)
1,233,753	4.000	11/30/18	1,247,633
Calceus Acquisition, Inc. (B/B2)
6,500,000	5.750	01/31/20	6,573,125
Renfro Corp. (B/B2)
6,500,000	5.750	01/30/19	6,565,000
Spectrum Brands, Inc. (B/Ba3)
1,246,875	4.500	12/17/19	1,264,019
Tempur-Pedic International, Inc. (BB/Ba3)
4,089,750	5.000	12/12/19	4,143,776
Visant Holding Corp. (BB-/B1)
12,809,783	5.250	12/22/16	12,414,088
Yankee Candle Co., Inc. (B+/B1)
1,940,560	5.250	04/02/19	1,950,962

			37,201,304

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans(a) – (continued)
Consumer Products – Industrial – 1.1%
CPM Acquisition Corp. (B+/B1)
$4,278,500	6.250%	08/29/17	$4,297,240
CPM Acquisition Corp. (B+/Caa1)
2,150,000	10.250	02/28/18	2,160,750
Harbor Freight Tools USA, Inc. (B+/B1)
5,970,000	5.500	11/14/17	6,037,162
HD Supply, Inc. (B+/B1)
7,000,000	4.500	10/12/17	7,064,190

			19,559,342

Diversified Manufacturing – 1.1%
Air Distribution Technologies, Inc. (CCC+/Caa1)
500,000	9.250	05/11/20	513,125
Manitowoc Co., Inc. (BB/Ba2)
377,180	4.250	11/13/17	381,265
Milacron LLC (B/B1)
6,500,000	4.250	03/28/20	6,540,625
QS0001 Corp. (B/B1)
3,740,625	5.000	11/09/18	3,790,487
Rexnord Corp. (BB/Ba2)
7,213,750	4.500	04/02/18	7,293,029

			18,518,531

Educational Services – 0.2%
Laureate Education, Inc. (B/B1)
2,721,657	5.250	06/18/18	2,747,186

Energy – 3.2%
AES Corp. (BB+/Ba3)
11,143,896	3.750	06/01/18	11,288,209
Frac Tech International LLC (CCC+/B3)
4,461,593	8.500	05/06/16	4,213,707
MEG Energy Corp. (BBB-/Ba1)
11,470,971	3.750	03/31/20	11,579,945
NFR Energy LLC (B/Caa1)
5,690,000	8.750	12/31/18	5,821,610
Plains Exploration & Production Co. (BB/Ba1)
8,900,000	4.000	11/30/19	8,908,900
Samson Investment Co. (B/B1)
1,925,000	6.000	09/25/18	1,946,656
Vantage Drilling Co. (B-/B3)
2,925,000	6.250	10/26/17	2,943,281
Vantage Drilling Co. (NR/B3)
9,000,000	5.750	03/28/19	9,033,750

			55,736,058

Energy – Coal – 0.7%
Walter Energy, Inc. (BB-/Ba3)
12,112,761	5.750	04/02/18	12,176,717

Energy – Refining – 0.1%
Tesoro Corp. (BBB-/Ba1)
2,000,000	0.000	01/30/16	2,022,500

Entertainment – 1.0%
Cedar Fair LP (BB+/Ba1)
3,400,000	3.250	03/06/20	3,440,392

Senior Term Loans(a) – (continued)
Entertainment – (continued)
EMI Music Publishing, Ltd. (BB-/Ba3)
$4,338,250	4.250%	06/29/18	$4,380,548
Rovi Solutions Corp. (BB/Ba2)
7,969,598	4.000	03/29/19	7,949,674
WMG Acquisition Corp. (BB-/Ba2)
2,221,875	5.250	11/01/18	2,253,825

			18,024,439

Environmental – 0.9%
EnergySolutions LLC (BB-/B2)
15,592,860	6.250	08/12/16	15,713,705

Finance – 1.6%
Clipper Acquisitions Corp. (BB+/Ba1)
3,491,250	4.000	02/06/20	3,526,162
iPayment, Inc. (B+/Ba2)
2,539,272	5.750	05/08/17	2,546,687
JG Wentworth LLC (B/Caa1)
3,200,000	9.000	01/22/18	3,162,656
Local TV Finance LLC (B+/B1)
3,250,000	4.210	05/07/15	3,268,298
Nuveen Investments, Inc. (B/B2)
1,500,000	5.204	05/13/17	1,527,060
Nuveen Investments, Inc. (CCC/Caa1)
1,000,000	8.250	02/28/19	1,021,880
Ocwen Financial Corp. (B/B1)
3,500,000	5.000	02/15/18	3,556,875
ROC Finance LLC (BB-/B3)
200,000	6.000	08/18/17	205,500
2,000,000	8.507	03/28/19	2,008,760
ROC Finance LLC (BB-/B1)
1,466,667	8.500	08/18/17	1,507,000
SBA Finance (BB/Ba2)
4,488,750	3.750	09/27/19	4,542,076

			26,872,954

Food & Beverages – 2.9%
AdvancePierre Foods, Inc. (B/B1)
1,995,000	5.750	07/10/17	2,020,436
Blue Buffalo Co., Ltd. (B+/B1)
7,008,123	4.750	08/08/19	7,104,485
Burger King Corp. (BB/Ba3)
1,293,500	3.750	09/27/19	1,308,285
Del Monte Foods Co. (B/B1)
9,018,704	4.000	03/08/18	9,093,379
Dole Food Company Inc. (BB-/Ba2)
4,612,132	6.000	07/06/18	4,617,251
Michael Foods Group, Inc. (B+/Ba3)
9,268,760	4.250	02/23/18	9,388,512
NBTY, Inc. (BB-/B2)
3,862,216	3.500	10/02/17	3,905,666
Pinnacle Foods Finance LLC (B+/Ba3)
6,915,679	4.750	10/17/18	6,984,903
US Foods, Inc. (B-/B2)
5,621,511	5.750	03/31/17	5,689,981

			50,112,898

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans(a) – (continued)
Food & Drug Retailers – 0.6%
Rite Aid Corp. (B+/B3)
$7,500,000	4.000%	02/21/20	$7,581,225
Rite Aid Corp. (B-/B3)
2,100,000	5.750	08/21/20	2,173,500

			9,754,725

Gaming – 1.0%
Caesars Entertainment Operating Co. (B/B2)
6,000,000	5.454	01/26/18	5,553,360
CCM Merger, Inc. (B+/B2)
4,648,754	6.000	03/01/17	4,683,619
MGM Resorts International (BB/Ba2)
6,982,500	4.250	12/20/19	7,090,729

			17,327,708

Health Care – 3.7%
Community Health Systems, Inc. (BB/Ba3)
5,296,004	3.790	01/25/17	5,347,163
Convatec, Inc. (B+/Ba3)
3,007,154	5.000	12/22/16	3,050,005
HCA, Inc. (BB/Ba3)
14,000,000	3.534	03/31/17	14,114,660
3,000,000	3.454	05/01/18	3,025,110
Health Management Associates, Inc. (BB-/Ba3)
10,143,098	3.500	11/16/18	10,227,590
MedAssets, Inc. (BB-/Ba3)
1,847,625	4.000	12/13/19	1,867,635
Multiplan, Inc. (B/Ba3)
16,119,808	4.000	08/18/17	16,286,809
Vanguard Health Holding Co. (BB-/B2)
5,000,000	3.750	01/29/16	5,058,350
VWR Funding, Inc. (B+/B1)
4,987,500	4.204	04/03/17	5,031,141

			64,008,463

Health Care – Medical Products – 1.0%
Biomet, Inc. (BB-/B1)
1,951,599	3.970	07/25/17	1,972,734
Grifols, Inc. (BB+/Ba2)
1,992,243	4.250	06/01/17	2,009,894
Hologic, Inc. (BBB-/Ba2)
13,706,187	4.500	08/01/19	13,877,515

			17,860,143

Health Care – Pharmaceuticals – 0.6%
Aptalis Pharma, Inc. (B+/B2)
1,220,013	5.500	02/10/17	1,228,553
Catalent Pharma Solutions, Inc. (BB-/Ba3)
3,341,070	4.250	09/15/17	3,366,128
Valeant Pharmaceuticals International (BBB-/Ba3)
3,496,250	3.500	12/11/19	3,534,115
Warner Chilcott Co. LLC (BBB-/Ba3)
354,039	4.250	03/15/18	359,424
Warner Chilcott Corp. (BBB-/Ba3)
2,221,373	4.250	03/15/18	2,255,160

			10,743,380

Senior Term Loans(a) – (continued)
Health Care – Services – 3.1%
American Renal Associates Holdings Inc. (B/Ba3)
$9,500,000	4.500%	09/22/19	$9,517,860
American Renal Associates Holdings Inc. (CCC+/Caa1)
8,000,000	8.500	02/14/20	8,000,000
DaVita, Inc. (BB-/Ba2)
7,478,818	4.500	10/20/16	7,544,258
6,483,750	4.000	11/01/19	6,543,530
Emergency Medical Services Corp. (B+/Ba3)
3,812,663	4.000	05/25/18	3,848,997
Lifepoint Hospitals, Inc. (BB-/Ba1)
4,987,500	2.710	07/24/17	5,024,906
Radnet Management, Inc. (B+/Ba3)
3,710,661	5.500	09/30/18	3,754,744
U.S. Renal Care, Inc. (B+/B1)
2,481,250	6.250	07/02/19	2,518,469
U.S. Renal Care, Inc. (CCC+/Caa1)
3,975,000	10.250	12/27/19	4,044,563
Universal Health Services, Inc. (BB+/Ba2)
2,146,706	3.750	11/15/16	2,167,508

			52,964,835

Lodging – 0.2%
Peninsula Gaming LLC (B+/B1)
3,990,000	5.750	11/20/17	4,054,837

Media – Broadcasting & Radio – 4.5%
Cumulus Media, Inc. (BB-/Ba2)
1,825,468	4.500	09/17/18	1,847,903
Cumulus Media, Inc. (CCC+/B2)
4,000,000	7.500	09/16/19	4,116,680
Entercom Radio LLC (BB-/Ba3)
3,608,366	5.010	11/23/18	3,665,884
Getty Images, Inc. (B/B1)
14,968,750	4.750	10/18/19	15,163,344
Hubbard Radio LLC (B+/B1)
6,935,349	4.500	04/28/17	6,996,034
Mission Broadcasting, Inc. (BB/WR)
445,714	4.500	12/03/19	452,681
Nine Entertainment Group Ltd. (BB/Ba2)
13,500,000	3.500	01/17/20	13,516,875
Salem Communications Corp. (B/B2)
9,000,000	4.500	03/15/20	9,108,720
Sinclair Television Group, Inc. (BB+/Ba1)
4,453,172	5.250	10/28/16	4,460,921
SuperMedia, Inc. (D/WR)
2,572,980	11.000	12/31/15	1,889,545
Telesat Canada (BB-/Ba3)
3,970,000	5.500	03/28/19	4,003,070
Univision Communications, Inc. (B+/B3)
6,000,000	4.750	02/21/20	6,028,500
4,346,860	4.750	03/02/20	4,367,898
Univision Communications, Inc. (B/B3)
1,441,177	4.750	03/02/20	1,448,152

			77,066,207

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans(a) – (continued)
Media – Cable – 3.2%
Charter Communications Operating LLC (BB+/Baa3)
$900,271	3.460%	09/06/16	$904,773
2,673,000	4.000	05/15/19	2,694,010
Clear Channel Communications, Inc. (CCC+/Caa1)
20,347,000	3.854	01/29/16	18,022,355
Foxco Acquisition Sub LLC (B/B2)
2,788,747	5.500	07/14/17	2,834,929
Nexstar Broadcasting, Inc. (BB/Ba2)
1,054,286	4.500	12/03/19	1,070,764
UPC Financing Partnership (BB-/Ba3)
4,000,000	4.000	01/29/21	4,060,000
Virgin Media Investment Holdings Ltd. (BB-/Ba1)
18,000,000	0.000	02/17/20	17,913,420
WaveDivision Holdings LLC (B+/B1)
7,000,000	4.000	10/15/19	7,074,410

			54,574,661

Media – Non Cable – 2.9%
Advantage Sales & Marketing, Inc. (B+/Ba3)
1,037,400	4.250	12/18/17	1,047,774
Affinion Group, Inc. (B/Ba3)
3,989,735	6.500	07/16/15	3,899,128
Crown Castle Operating Co. (B+/Ba2)
8,431,250	4.000	01/31/19	8,519,104
Houghton Mifflin Harcourt Publishing Co. (B/B2)
9,442,406	7.250	06/01/18	9,501,420
McGraw-Hill Global Education Holdings LLC (NR/B2)
7,500,000	9.000	03/22/19	7,232,850
NEP Supershooters LP (B/B1)
11,970,000	4.750	01/18/20	12,089,700
NEP Supershooters LP (CCC+/Caa1)
785,714	9.500	08/18/20	817,143
TWCC Holding Corp. (B+/Ba3)
6,847,728	3.500	02/13/17	6,934,557

			50,041,676

Metals – 0.7%
Novelis, Inc. (BB-/B1)
11,289,563	3.750	03/10/17	11,430,682

Metals & Mining – 0.7%
FMG America Finance, Inc. (BB+/Ba1)
2,985,000	5.250	10/18/17	3,018,850
Kleopatra Acquisition Corp. (B/Ba3)
7,388,784	5.750	12/21/16	7,502,719
SunCoke Energy, Inc. (BB+/Ba1)
758,350	4.000	07/26/18	758,350

			11,279,919

Packaging – 2.2%
Berry Plastics Holding Corp. (B+/B1)
4,986,737	2.204	04/03/15	5,002,845
13,000,000	3.500	02/04/20	12,964,510
Consolidated Container Co. LLC (B/B1)
7,977,469	5.000	07/03/19	8,064,343

Senior Term Loans(a) – (continued)
Packaging – (continued)
Reynolds Group Holdings, Inc. (B+/B1)
$9,810,725	4.750%	09/28/18	$9,946,604
Sealed Air Corp. (BB/Ba1)
2,462,500	4.000	10/03/18	2,493,995

			38,472,297

Pipelines – 0.3%
Ruby Western Pipeline Holdings LLC (BB+/Ba2)
5,000,000	3.500	03/31/20	5,056,250

Restaurants – 0.8%
DineEquity, Inc. (BB-/Ba2)
3,046,730	3.750	10/19/17	3,092,431
NPC International, Inc. (B/Ba3)
1,963,333	4.500	12/28/18	1,979,688
Wendy’s International, Inc. (BB-/B1)
8,109,250	4.750	05/15/19	8,186,937

			13,259,056

Retailers – 9.0%
99 Cents Only Stores (B+/B2)
3,045,404	5.250	01/11/19	3,081,309
Academy Ltd. (B/B2)
8,420,178	4.750	08/03/18	8,531,241
AI Chem & CY SCA (B+/Ba3)
3,000,000	4.500	08/30/19	3,033,750
Avis Budget Car Rental LLC (BB/Ba1)
1,500,000	3.750	03/15/19	1,515,315
Bass Pro Group LLC (BB-/B1)
5,493,314	4.040	11/20/19	5,543,633
BJ’s Wholesale Club, Inc. (B/B2)
11,082,250	4.250	09/26/19	11,176,892
BJ’s Wholesale Club, Inc. (CCC+/Caa1)
3,250,040	9.750	03/26/20	3,357,032
Burlington Coat Factory Warehouse Corp. (B+/B1)
3,969,296	5.500	02/23/17	4,018,278
CDW LLC (B+/B1)
2,952,451	4.000	07/14/17	2,963,522
Collective Brands, Inc. (B/WR)
10,237,500	7.250	10/09/19	10,371,918
Dollar General Corp. (BBB-/Ba2)
2,000,000	2.954	07/07/14	2,000,540
Dollar General Corp. (BBB/Baa2)
1,000,000	2.954	07/07/14	1,000,060
Fairway Group Acquisition Co. (NR/NR)
3,134,270	6.750	08/17/18	3,185,202
General Nutrition Centers, Inc. (BB/B1)
2,996,363	3.750	03/02/18	3,019,375
Grocery Outlet, Inc. (NR/NR)
3,990,000	7.000	11/26/18	4,006,638
2,725,000	10.500	05/24/19	2,740,887
HJ Heinz Co. (BB/Ba3)
27,200,000	0.000	03/27/19	27,430,384
Leslie’s Poolmart, Inc. (B/B2)
3,916,959	5.230	10/16/19	3,969,604

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans(a) – (continued)
Retailers – (continued)
Michaels Stores, Inc. (BB-/B1)
$11,000,000	3.750%	01/28/20	$11,102,300
Neiman-Marcus Group, Inc. (B+/B2)
12,375,000	4.000	05/16/18	12,474,000
Party City Holdings, Inc. (B/B1)
8,002,469	4.250	07/29/19	8,056,245
Petco Animal Supplies, Inc. (B/Ba3)
5,430,556	4.000	11/24/17	5,497,786
Pilot Travel Centers LLC (BB/Ba2)
2,364,267	3.750	03/30/18	2,389,092
2,487,500	4.250	08/07/19	2,514,713
Roundy’s Supermarkets, Inc. (B+/B1)
2,473,072	5.750	02/13/19	2,461,597
Sun Products, Corp. (B-/B2)
5,000,000	4.552	10/26/14	5,043,750
The Container Store, Inc. (B-/B3)
4,000,000	0.000	03/29/19	4,020,000

			154,505,063

Services Cyclical – Business Services – 5.0%
ADS Waste Holdings, Inc. (B+/B1)
11,084,750	4.250	10/09/19	11,197,925
Clarke American Corp. (B+/B1)
4,986,772	2.704	06/30/14	4,954,807
Crossmark Holdings, Inc. (B/B1)
4,300,000	4.500	01/31/20	4,300,000
Crossmark Holdings, Inc. (CCC+/Caa1)
3,200,000	8.750	12/21/20	3,196,000
First Data Corp. (B+/B1)
10,977,728	5.204	03/24/17	11,051,828
14,035,076	4.204	03/23/18	13,973,743
3,500,000	5.204	09/24/18	3,522,855
Genpact International LLC (BB+/Ba2)
3,980,000	4.250	08/30/19	4,034,725
Ship US Bidco, Inc. (BB/Ba3)
4,013,791	7.250	11/30/17	4,028,000
Sungard Data Systems, Inc. (BB/Ba3)
5,711,939	4.000	03/08/20	5,763,689
Trans Union LLC (BB-/B2)
2,382,244	4.250	02/10/19	2,412,022
Tribune Co. (BB+/Ba3)
4,987,500	4.000	12/31/19	5,027,400
Vantiv, LLC (BBB/Ba2)
3,051,168	3.750	03/27/19	3,059,436
VeriFone Systems, Inc. (BB/Ba3)
726,504	4.250	12/28/18	727,230
Waste Industries USA, Inc. (B+/B1)
4,089,732	4.000	03/17/17	4,118,688
WCA Waste Systems, Inc. (B+/B1)
1,485,000	5.500	03/22/18	1,494,281
West Corp. (B+/Ba3)
3,515,920	4.250	06/29/18	3,571,578

			86,434,207

Senior Term Loans(a) – (continued)
Services Cyclical – Consumer Services – 0.8%
Acosta, Inc. (B+/NR)
$4,432,677	5.000%	03/02/18	$4,486,711
Altegrity, Inc. (B-/B1)
1,500,000	7.750	02/20/15	1,511,250
3,000,000	3.204	02/21/15	2,932,500
Bright Horizons Family Solution, Inc. (B+/B1)
2,950,259	4.007	01/16/20	2,972,386
Lonestar Intermediate Super Holdings LLC (B-/Ba3)
2,000,000	11.000	09/02/19	2,141,260

			14,044,107

Services Cyclical – Rental Equipment – 0.2%
BakerCorp International, Inc. (B/B2)
2,855,139	4.250	02/14/20	2,871,956

Technology – 0.5%
Arris Group, Inc. (BB-/Ba3)
9,000,000	3.500	02/07/20	9,011,250

Technology – Software/Services – 1.7%
Aspect Software, Inc. (B/Ba3)
2,381,778	7.000	05/06/16	2,407,573
Autotrader.com, Inc. (BB+/Ba3)
6,862,456	4.000	12/15/16	6,935,404
Blackboard, Inc. (B+/B2)
4,498,750	6.250	10/04/18	4,560,608
Dealer Computer Services, Inc. (BBB-/Ba2)
2,178,571	3.750	04/20/18	2,196,218
Emdeon, Inc. (BB-/B2)
5,451,200	5.000	11/02/18	5,519,340
Lawson Software, Inc. (B+/Ba3)
4,950,772	6.250	04/05/18	5,026,271
SS&C Technologies, Inc. (BB-/Ba3)
2,625,593	5.000	06/07/19	2,661,695

			29,307,109

Telecommunications – Internet & Data – 0.8%
Level 3 Financing, Inc. (B+/Ba3)
10,500,000	4.750	08/01/19	10,615,920
2,500,000	5.250	08/01/19	2,531,875

			13,147,795

Textiles – 0.1%
Phillips-Van Heusen Corp. (BBB-/Ba1)
2,500,000	3.250	12/19/19	2,524,750

Transportation Services – 0.2%
Swift Transportation Co., Inc. (B+/B1)
2,000,000	2.953	12/21/16	2,010,000
1,332,134	4.000	12/21/17	1,346,454

			3,356,454

Utilities – Electric – 0.5%
Calpine Corp. (BB-/B1)
7,671,315	4.000	10/09/19	7,767,206
Covanta Energy Corp. (BB+/Baa3)
1,237,500	3.500	03/28/19	1,249,875

			9,017,081

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Senior Term Loans(a) – (continued)
	Wireless Telecommunications – 2.8%
	Alcatel-Lucent USA, Inc. (BB-/B1)
	$10,473,750	7.250%	01/31/19	$10,623,839
	Asurion LLC (B+/Ba2)
	5,968,750	4.500	05/24/19	6,027,721
	BBHI Acquisition LLC (BB+/Ba3)
	7,424,929	4.500	12/14/17	7,469,479
	Intelsat Jackson Holdings Ltd. (B/B3)
	9,000,000	3.205	02/03/14	8,986,500
	Intelsat Jackson Holdings Ltd. (BB-/B1)
	15,787,856	4.500	04/02/18	16,000,992

				49,108,531

	TOTAL SENIOR TERM LOANS
	(Cost $1,256,293,800)			$1,269,557,250

	Corporate Obligations – 8.4%
	Aerospace(b)(c) – 0.3%
	Bombardier, Inc. (BB/Ba2)
	$5,100,000	4.250%	01/15/16	$5,291,250

	Airlines(b)(c) – 0.3%
	Air Canada (B+/B2)
	4,040,000	9.250	08/01/15	4,301,792

	Building Materials(b)(c)(d) – 0.1%
	Grohe Holding GmbH (NR/B3)
EUR	800,000	8.750	12/15/17	1,071,514

	Chemicals(c) – 0.4%
	Ashland, Inc. (BB/Ba1)(b)
	$3,000,000	3.000	03/15/16	3,045,000
	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC (CCC+/NR)
	2,075,000	9.000	11/15/20	1,971,250
	Huntsman International LLC (BB-/B1)(b)
	2,150,000	4.875	11/15/20	2,166,125

				7,182,375

	Commercial Services(b)(c) – 0.2%
	Altegrity, Inc. (CCC-/Caa3)
	4,000,000	10.500	11/01/15	3,520,000

	Consumer Products – Household & Leisure(c) – 0.1%
	Spectrum Brands, Inc. (B/Ba3)
	1,550,000	9.500	06/15/18	1,755,375

	Energy – Exploration & Production(c) – 0.5%
	Continental Resources, Inc. (BB+/Ba2)
	8,000,000	5.000	09/15/22	8,520,000

	Finance – 0.3%
	Ally Financial, Inc. (B+/B1)
	1,250,000	4.625	06/26/15	1,306,250
	CIT Group, Inc. (BB-/Ba3)(b)(c)
	1,650,000	5.500	02/15/19	1,810,875
	International Lease Finance Corp. (BBB-/Ba2)(b)(c)
	2,000,000	7.125	09/01/18	2,360,000

				5,477,125

	Corporate Obligations – (continued)
	Food and Beverage(b)(c) – 0.2%
	Bumble Bee Acquisition Corp. (B/B3)
	$1,947,000	9.000%	12/15/17	$2,136,832
	Shearer’s Foods LLC/Chip Finance Corp. (B/B3)
	900,000	9.000	11/01/19	985,500

				3,122,332

	Gaming(b)(c) – 0.5%
	Caesars Operating Escrow LLC/Caesars Escrow Corp. (B/B3)
	7,000,000	9.000	02/15/20	7,070,000
	Chester Downs & Marina LLC (B+/B3)
	1,500,000	9.250	02/01/20	1,440,000

				8,510,000

	Health Care(c) – 0.7%
	Community Health Systems, Inc. (BB/Ba3)
	7,550,000	5.125	08/15/18	7,908,625
	DaVita HealthCare Partners, Inc. (B/B2)
	1,400,000	5.750	08/15/22	1,459,080
	HCA, Inc. (BB/Ba3)
	500,000	8.500	04/15/19	551,875
	1,400,000	6.500	02/15/20	1,578,500

				11,498,080

	Health Care – Pharmaceuticals(b)(c) – 0.1%
	Valeant Pharmaceuticals International (BB-/B1)
	2,000,000	6.500	07/15/16	2,085,000

	Health Care – Services(c) – 0.3%
	MPT Operating Partnership LP/MPT Finance Corp. (BB/Ba1)
	2,000,000	6.375	02/15/22	2,145,000
	MultiPlan, Inc. (CCC+/Caa1)(b)
	3,000,000	9.875	09/01/18	3,330,000

				5,475,000

	Media – Broadcasting & Radio(c) – 0.9%
	Clear Channel Communications, Inc. (CCC+/Caa1)
	3,153,000	9.000 (b)	12/15/19	3,034,762
	3,000,000	9.000	03/01/21	2,797,500
	Univision Communications, Inc. (B+/B2)(b)
	2,400,000	6.875	05/15/19	2,565,000
	7,100,000	6.750	09/15/22	7,659,125

				16,056,387

	Media – Cable(c) – 0.3%
	CCO Holdings LLC/CCO Holdings Capital Corp. (BB-/B1)
	2,000,000	7.875	04/30/18	2,132,500
	DISH DBS Corp. (BB-/Ba2)
	1,550,000	6.625	10/01/14	1,650,750
	Lynx I Corp. (BB-/Ba3)(b)
	1,800,000	5.375	04/15/21	1,876,500

				5,659,750

	Packaging(c) – 0.7%
	Ardagh Packaging Finance PLC (NR/Ba3)(b)
	1,000,000	4.875	11/15/22	990,000
	Ardagh Packaging Finance PLC (B+/Ba3)(b)
	800,000	7.375	10/15/17	876,000

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – (continued)
	Packaging(c) – (continued)
	Reynolds Group Issuer, Inc. (B+/B1)
	$2,300,000	5.750%	10/15/20	$2,340,250
	Reynolds Group Issuer, Inc. (CCC+/Caa2)
	8,000,000	8.250	02/15/21	8,240,000

				12,446,250

	Paper(b)(c) – 0.1%
	Longview Fibre Paper & Packaging, Inc. (B+/B2)
	750,000	8.000	06/01/16	785,625

	Services Cyclical – Business Services(b)(c) – 0.3%
	First Data Corp. (B+/B1)
	4,500,000	6.750	11/01/20	4,702,500

	Services Cyclical – Rental Equipment(b)(c) – 0.3%
	Algeco Scotsman Global Finance PLC (B-/B3)
	5,500,000	10.750	10/15/19	5,692,500

	Telecommunications(c) – 0.1%
	Sunrise Communications International SA (BB-/Ba3)
CHF	2,050,000	5.625	12/31/17	2,208,074

	Telecommunications – Cellular(c) – 1.1%
	Matterhorn Mobile SA (BB-/B1)(b)(d)
	750,000	5.399	05/15/19	801,907
	Sprint Nextel Corp. (B+/B3)
	$2,500,000	6.000	12/01/16	2,712,500
	8,000,000	7.000	08/15/20	8,800,000
	Sprint Nextel Corp. (BB-/Ba3)
	3,500,000	9.000 (b)	11/15/18	4,326,875
	Wind Acquisition Finance SA (BB-/Ba3)(b)
	2,000,000	7.250	02/15/18	2,085,000

				18,726,282

	Telecommunications – Internet & Data(c)(d) – 0.0%
	Level 3 Financing, Inc. (CCC/B3)
	50,000	4.215	02/15/15	50,000

	Telecommunications – Satellites(b)(c) – 0.1%
	Intelsat Luxembourg SA (CCC+/Caa3)
	1,050,000	7.750	06/01/21	1,067,063
	700,000	8.125	06/01/23	707,875

				1,774,938

	Telecommunications-Wirelines(c) – 0.3%
	Frontier Communications Corp. (BB-/Ba2)
	3,000,000	7.875	04/15/15	3,427,500
	PAETEC Holding Corp. (NR/WR)
	2,000,000	9.875	12/01/18	2,295,000

				5,722,500

	Transportation(b)(c) – 0.1%
	Aguila 3 SA (B/B2)
	1,650,000	7.875	01/31/18	1,759,313

	Utilities – Electric(c) – 0.1%
	DPL, Inc. (BB-/Ba1)
	2,000,000	6.500	10/15/16	2,102,500

	TOTAL CORPORATE OBLIGATIONS
	(Cost $141,874,274)			$145,496,462

	Asset-Backed Securities(b)(d) – 1.0%
	Collateralized Loan Obligations – 1.0%
	ACIS CLO Ltd. Series 2013-1A, Class ACOM (A/NR)
	$9,000,000	1.558%	04/18/24	$8,730,000
	OFSI Fund V Ltd. Series 2013-5A, Class A3L (A/NR)
	4,000,000	3.492	04/17/25	3,941,512
	Red River CLO Ltd. Series 1A, Class A (AA+/Aa1)
	4,321,787	0.569	07/27/18	4,167,245

	TOTAL ASSET-BACKED SECURITIES
	(Cost $16,821,416)			$16,838,757

Shares	Description	Value

Investment Company(e) – 2.2%
Other Diversifier – 2.2%
5,065,328	Goldman Sachs High Yield Fund	$37,584,737
(Cost $37,567,868)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $1,452,557,358)		$1,469,477,206

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(f) – 27.2%
Repurchase Agreement – 27.2%
Joint Repurchase Agreement Account II
$469,600,000	0.223%	04/01/13	$469,600,000
(Cost $469,600,000)

TOTAL INVESTMENTS – 112.4%
(Cost $1,922,157,358)			$1,939,077,206

LIABILITIES IN EXCESS OF OTHER ASSETS – (12.4)%			(214,524,970)

NET ASSETS – 100.0%			$1,724,552,236

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at March 31, 2013. Senior Term Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $96,382,690, which represents approximately 5.6% of net assets as of March 31, 2013.
(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2013.
(e)	Represents Affiliated Fund.
(f)	Joint repurchase agreement was entered into on March 28, 2013. Additional information appears on page 107.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
NR	—Not Rated
WR	—Withdrawn Rating

ADDITIONAL INVESTMENT INFORMATION

UNFUNDED LOAN COMMITMENTS — At March 31, 2013, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following loan agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)
Leslie’s Pool Mart, Inc., due 10/16/19	$64,000	$64,860	$860
ROC Finance LLC, due 08/18/17	133,333	137,000	3,667
TOTAL			$4,527

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2013, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Deutsche Bank Securities, Inc.	USD/CHF	04/04/13	$2,970,044	$18,934
State Street Bank	USD/EUR	04/04/13	995,739	13,506
TOTAL				$32,440

SWAP CONTRACTS — At March 31, 2013, the Fund had the following swap contracts:

CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2013(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:

Bank of America Securities LLC	CDX North America High Yield Index 19	$15,000	5.000%	12/20/17	3.988%	$670,313	$(27,145)

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments

March 31, 2013

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – 90.4%
	Automotive – 1.5%
	Ford Motor Credit Co. LLC
	$5,350,000	3.984%		06/15/16	$5,664,811
	2,400,000	8.000		12/15/16	2,877,803
	475,000	5.000		05/15/18	524,679

					9,067,293

	Banks – 19.7%
	Abbey National Treasury Services PLC
	2,700,000	2.875		04/25/14	2,736,640
GBP	600,000	2.110	(a)	02/16/15	930,649
	ABN AMRO Bank NV(a)(b)
	$2,000,000	1.003		01/17/17	1,996,960
	ANZ Capital Trust II(b)(c)
	4,200,000	5.360		12/15/49	4,263,000
	Bank of America Corp.
	3,400,000	6.000		09/01/17	3,940,304
	1,600,000	5.625		07/01/20	1,865,019
	1,150,000	5.875		01/05/21	1,359,053
	6,025,000	5.000		05/13/21	6,744,609
	5,300,000	5.700		01/24/22	6,195,228
	4,850,000	3.300		01/11/23	4,766,370
	Bank of Scotland PLC(c)
	1,500,000	5.250		02/21/17	1,717,081
	Barclays Bank PLC(c)
	2,150,000	6.050		12/04/17	2,396,422
	Citigroup, Inc.
	6,200,000	4.500		01/14/22	6,883,306
	6,575,000	3.375		03/01/23	6,616,515
	Compass Bank
	1,525,000	5.500		04/01/20	1,585,914
	Discover Bank
	877,000	8.700		11/18/19	1,169,446
	DnB Boligkreditt AS(c)
	2,200,000	1.450		03/21/18	2,209,863
	HSBC Capital Funding LP(a)(b)(c)
	1,050,000	4.610		12/29/49	1,047,177
	ING Bank NV(c)
	1,375,000	2.000		09/25/15	1,397,000
	5,300,000	4.000		03/15/16	5,678,950
	Intesa Sanpaolo SPA
	1,525,000	3.125		01/15/16	1,487,848
	3,700,000	3.875		01/16/18	3,554,264
	JPMorgan Chase & Co.
	7,200,000	4.350		08/15/21	7,909,424
	1,625,000	3.250		09/23/22	1,619,809
	Merrill Lynch & Co., Inc.
	1,250,000	6.400		08/28/17	1,463,696
	MUFG Capital Finance 1 Ltd.(a)(b)
	2,650,000	6.346		07/25/49	2,952,439
	Northern Rock Asset Management PLC(c)
	1,400,000	5.625		06/22/17	1,627,455
	Regions Financial Corp.
	3,850,000	5.750		06/15/15	4,148,375
	Royal Bank of Scotland PLC
	4,250,000	2.550		09/18/15	4,371,467

	Corporate Obligations – (continued)
	Banks – (continued)
	Santander Holdings USA, Inc.
	$3,000,000	3.000	%(b)	09/24/15	$3,065,206
	855,000	4.625		04/19/16	907,863
	Sparebank 1 Boligkreditt AS(c)
	2,600,000	2.625		05/27/16	2,734,000
	300,000	2.300		06/30/18	312,712
	3,100,000	1.750		11/15/19	3,071,790
	Stadshypotek AB(c)
	2,100,000	1.875		10/02/19	2,106,090
	Standard Chartered PLC(c)
	3,825,000	3.950		01/11/23	3,809,467
	UBS AG
	875,000	7.625		08/17/22	977,685
	Union Bank NA
	3,900,000	2.125		06/16/17	4,014,527
	Westpac Capital Trust III(a)(b)(c)
	1,685,000	5.819		09/30/49	1,701,850

					117,335,473

	Brokerage – 3.4%
	Morgan Stanley & Co.
	1,425,000	4.750		03/22/17	1,570,934
	11,425,000	6.250	(b)	08/28/17	13,280,583
	2,375,000	5.950		12/28/17	2,750,214
	600,000	6.625	(b)	04/01/18	717,093
	1,400,000	5.500	(b)	07/24/20	1,607,502

					19,926,326

	Chemicals(b) – 1.8%
	Ecolab, Inc.
	4,550,000	1.450		12/08/17	4,520,558
	2,225,000	4.350		12/08/21	2,454,998
	Incitec Pivot Ltd.(c)
	3,700,000	4.000		12/07/15	3,875,228

					10,850,784

	Consumer Products(b) – 1.0%
	Avon Products, Inc.
	1,750,000	2.375		03/15/16	1,775,980
	3,875,000	4.600		03/15/20	4,056,618

					5,832,598

	Distributor(b)(c) – 0.2%
	Southern Star Central Gas Pipeline, Inc.
	1,100,000	6.000		06/01/16	1,227,015

	Diversified Manufacturing(b) – 0.7%
	Xylem, Inc.
	3,650,000	3.550		09/20/16	3,882,106

	Electric(b) – 2.8%
	Arizona Public Service Co.
	3,965,000	8.750		03/01/19	5,357,977
	Nevada Power Co.
	2,675,000	7.125		03/15/19	3,461,330
	PPL WEM Holdings PLC(c)
	3,700,000	5.375		05/01/21	4,229,411

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Electric(b) – (continued)
Progress Energy, Inc.
$1,000,000	7.000%	10/30/31	$1,292,815
Puget Sound Energy, Inc.(a)
2,000,000	6.974	06/01/67	2,142,500

			16,484,033

Energy – 10.6%
Anadarko Petroleum Corp.(b)
4,225,000	8.700	03/15/19	5,688,824
BG Energy Capital PLC(a)(b)
2,550,000	6.500	11/30/72	2,758,644
BP Capital Markets PLC(b)
8,600,000	4.500	10/01/20	9,826,871
3,850,000	3.245	05/06/22	3,968,100
Corp Financiera de Desarrollo SA(b)(c)
360,000	4.750	02/08/22	384,347
Dolphin Energy Ltd.(c)
415,965	5.888 (b)	06/15/19	471,496
600,000	5.500	12/15/21	701,542
Gaz Capital SA for Gazprom
990,000	9.250	04/23/19	1,284,525
810,000	4.950	07/19/22	850,500
Gazprom Neft OAO Via GPN Capital SA
450,000	4.375	09/19/22	444,375
Nexen, Inc.(b)
945,000	6.400	05/15/37	1,217,102
2,525,000	7.500	07/30/39	3,693,041
Pemex Project Funding Master Trust(b)
900,000	6.625	06/15/35	1,080,000
Petrobras International Finance Co.(b)
430,000	5.750	01/20/20	473,822
2,440,000	5.375	01/27/21	2,641,012
Petroleos Mexicanos(b)
1,130,000	5.500	01/21/21	1,302,325
PTTEP Canada International Finance Ltd.(c)
820,000	5.692	04/05/21	945,138
Rosneft Oil Co. via Rosneft International Finance Ltd.(c)
3,850,000	4.199	03/06/22	3,825,937
Rowan Cos., Inc.(b)
2,425,000	4.875	06/01/22	2,624,503
TNK-BP Finance SA
470,000	7.500	07/18/16	536,975
Transocean, Inc.(b)
1,300,000	6.000	03/15/18	1,469,778
8,625,000	6.500	11/15/20	9,931,620
2,375,000	6.375	12/15/21	2,757,731
Transportadora de Gas Internacional SA(b)
770,000	5.700	03/20/22	839,055
Weatherford International Ltd.(b)
2,685,000	9.625	03/01/19	3,505,997

			63,223,260

Food & Beverage – 6.8%
Anadolu Efes Biracilik ve Malt Sanayii AS(c)
1,575,000	3.375	11/01/22	1,500,188

Corporate Obligations – (continued)
Food & Beverage – (continued)
ConAgra Foods, Inc.(b)
$7,025,000	1.900%	01/25/18	$7,094,947
Heineken NV(b)(c)
3,325,000	3.400	04/01/22	3,453,382
HJ Heinz Co.(b)
1,750,000	1.500	03/01/17	1,767,500
Kraft Foods Group, Inc.
702,000	6.125	08/23/18	853,222
1,475,000	3.500	06/06/22	1,541,063
Mondelez International, Inc.
4,800,000	6.500	02/09/40	6,213,494
Pernod-Ricard SA(b)(c)
8,850,000	4.450	01/15/22	9,720,008
SABMiller Holdings, Inc.(b)(c)
2,850,000	2.450	01/15/17	2,966,830
4,775,000	3.750	01/15/22	5,110,916

			40,221,550

Health Care – Medical Products(b) – 0.6%
Humana, Inc.
2,765,000	7.200	06/15/18	3,394,922

Health Care – Services(b) – 1.8%
Coventry Health Care, Inc.
2,550,000	6.300	08/15/14	2,728,375
Express Scripts Holding Co.
3,825,000	3.125	05/15/16	4,046,770
3,575,000	3.500	11/15/16	3,850,226

			10,625,371

Home Construction(b) – 0.8%
MDC Holdings, Inc.
2,275,000	5.625	02/01/20	2,513,875
2,375,000	6.000	01/15/43	2,327,500

			4,841,375

Life Insurance(b) – 3.8%
American International Group, Inc.
1,550,000	2.375	08/24/15	1,587,478
Genworth Financial, Inc.
1,000,000	8.625	12/15/16	1,207,500
1,050,000	7.700	06/15/20	1,249,500
2,850,000	7.625	09/24/21	3,427,125
Hartford Financial Services Group, Inc.
1,349,000	6.000	01/15/19	1,613,690
MetLife Capital Trust X(c)
1,500,000	9.250	04/08/38	2,092,500
Nippon Life Insurance Co.(a)(c)
3,250,000	5.000	10/18/42	3,310,938
Principal Financial Group, Inc.
1,900,000	3.125	05/15/23	1,902,510
Prudential Financial, Inc.(a)
3,850,000	5.625	06/15/43	4,004,000
Reinsurance Group of America, Inc.
1,575,000	6.450	11/15/19	1,898,693

			22,293,934

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Media – Cable(b) – 1.5%
Comcast Corp.
$1,375,000	4.250%	01/15/33	$1,378,176
2,775,000	6.450	03/15/37	3,514,468
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
3,925,000	3.800	03/15/22	4,011,943

			8,904,587

Media – Non Cable(b) – 2.6%
NBCUniversal Media LLC
3,700,000	2.875	04/01/16	3,904,952
News America, Inc.
650,000	6.650	11/15/37	808,125
4,700,000	6.150	02/15/41	5,618,199
QVC, Inc.(c)
1,675,000	4.375	03/15/23	1,690,554
WPP Finance UK
2,875,000	8.000	09/15/14	3,145,387

			15,167,217

Metals & Mining(b) – 1.6%
Freeport-McMoRan Copper & Gold, Inc.
1,600,000	3.550	03/01/22	1,581,945
Newcrest Finance Pty Ltd.(c)
2,400,000	4.450	11/15/21	2,530,056
Xstrata Finance Canada Ltd.(c)
5,090,000	2.450	10/25/17	5,159,295

			9,271,296

Noncaptive – Financial – 3.2%
Blackstone Holdings Finance Co. LLC(b)(c)
1,525,000	4.750	02/15/23	1,682,964
1,500,000	6.250	08/15/42	1,703,548
Carlyle Holdings Finance LLC(b)(c)
1,725,000	3.875	02/01/23	1,766,898
Discover Financial Services(b)
2,823,000	3.850	11/21/22	2,900,955
GE Capital Trust I(a)(b)
3,280,000	6.375	11/15/67	3,468,600
General Electric Capital Corp.
2,750,000	3.100	01/09/23	2,711,205
1,325,000	5.875	01/14/38	1,544,479
International Lease Finance Corp.
3,225,000	5.750	05/15/16	3,483,000

			19,261,649

Pharmaceuticals(b)(c) – 0.7%
Mylan, Inc.
2,600,000	7.875	07/15/20	3,033,981
Zoetis, Inc.
1,400,000	1.875	02/01/18	1,409,768

			4,443,749

Pipelines(b) – 4.4%
Energy Transfer Partners LP
3,727,000	5.950	02/01/15	4,036,930

Corporate Obligations – (continued)
Pipelines(b) – (continued)
Enterprise Products Operating LLC(a)
$3,725,000	8.375%	08/01/66	$4,283,750
1,765,000	7.000	06/01/67	1,906,200
4,950,000	7.034	01/15/68	5,729,625
ONEOK Partners LP
1,055,000	6.850	10/15/37	1,316,562
Tennessee Gas Pipeline Co.
1,460,000	7.000	10/15/28	1,991,744
2,125,000	8.375	06/15/32	3,030,030
TransCanada PipeLines Ltd.(a)
3,875,000	6.350	05/15/67	4,136,562

			26,431,403

Property Insurance(b) – 0.2%
American International Group, Inc.
1,325,000	4.875	06/01/22	1,500,124

Property/Casualty Insurance(b) – 1.5%
Arch Capital Group Ltd.
1,245,000	7.350	05/01/34	1,598,081
QBE Capital Funding III Ltd.(a)(c)
3,175,000	7.250	05/24/41	3,333,750
QBE Insurance Group Ltd.(a)(c)
855,000	5.647	07/01/23	852,058
Transatlantic Holdings, Inc.
2,175,000	8.000	11/30/39	3,035,024

			8,818,913

Real Estate Investment Trusts(b) – 9.3%
American Campus Communities Operating Partnership LP
1,975,000	3.750	04/15/23	2,001,008
Camden Property Trust
3,400,000	5.700	05/15/17	3,890,466
CubeSmart LP
1,625,000	4.800	07/15/22	1,779,626
Developers Diversified Realty Corp.
590,000	9.625	03/15/16	719,928
3,750,000	7.500	04/01/17	4,488,599
Duke Realty LP
2,200,000	4.375	06/15/22	2,353,963
Entertainment Properties Trust
2,975,000	5.750	08/15/22	3,236,910
ERP Operating LP
4,005,000	5.250	09/15/14	4,265,622
HCP, Inc.
2,975,000	6.300	09/15/16	3,464,358
2,475,000	2.625	02/01/20	2,497,312
Health Care REIT, Inc.
1,250,000	4.700	09/15/17	1,398,627
775,000	4.125	04/01/19	844,089
Healthcare Trust of America Holdings LP(c)
2,850,000	3.700	04/15/23	2,842,972
Host Hotels & Resorts LP
650,000	4.750	03/01/23	697,125
1,175,000	3.750	10/15/23	1,177,938

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – (continued)
	Real Estate Investment Trusts(b) – (continued)
	Kilroy Realty LP
	$2,300,000	5.000%	11/03/15	$2,507,275
	1,125,000	6.625	06/01/20	1,369,898
	850,000	3.800	01/15/23	873,830
	National Retail Properties, Inc.
	2,650,000	3.800	10/15/22	2,690,393
	Pan Pacific Retail Properties, Inc.
	1,350,000	5.950	06/01/14	1,430,240
	ProLogis LP
	2,075,000	6.125	12/01/16	2,407,521
	UDR, Inc.
	1,900,000	4.250	06/01/18	2,088,833
	Ventas Realty LP
	2,625,000	4.250	03/01/22	2,819,973
	WEA Finance LLC/WT Finance Australia Property Ltd.(c)
	3,250,000	3.375	10/03/22	3,307,226

				55,153,732

	Retailers(b) – 1.7%
	CVS Caremark Corp.
	2,050,000	2.750	12/01/22	2,014,087
	2,750,000	5.750	05/15/41	3,264,444
	Staples, Inc.
	1,975,000	2.750	01/12/18	1,999,421
	Walgreen Co.
	2,700,000	1.800	09/15/17	2,740,189

				10,018,141

	Technology – Hardware(b) – 1.8%
	Hewlett-Packard Co.
	1,400,000	3.000	09/15/16	1,443,846
	5,275,000	2.600	09/15/17	5,318,467
	1,396,000	4.300	06/01/21	1,412,296
	NetApp, Inc.
	2,825,000	2.000	12/15/17	2,818,190

				10,992,799

	Tobacco – 1.4%
	Altria Group, Inc.
	1,650,000	2.850	08/09/22	1,616,760
	Imperial Tobacco Finance PLC(b)(c)
	4,475,000	2.050	02/11/18	4,503,103
	2,100,000	3.500	02/11/23	2,118,564

				8,238,427

	Transportation(b) – 0.5%
	Burlington Northern Santa Fe LLC
	3,050,000	4.375	09/01/42	3,021,601

	Trucking & Leasing(b)(c) – 2.2%
	ERAC USA Finance LLC
	3,650,000	5.625	03/15/42	4,069,126
	Penske Truck Leasing Co. LP/PTL Finance Corp.
	2,450,000	3.125	05/11/15	2,534,983
	3,100,000	2.500	03/15/16	3,175,194
	3,000,000	2.875	07/17/18	3,059,082

				12,838,385

	Corporate Obligations – (continued)
	Wirelines Telecommunications(b) – 2.3%
	AT&T, Inc.
	$1,325,000	3.875%	08/15/21	$1,434,792
	5,925,000	2.625	12/01/22	5,735,071
	3,000,000	6.300	01/15/38	3,631,968
	Telefonica Emisiones SAU
	625,000	6.221	07/03/17	695,312
	1,925,000	5.462	02/16/21	2,059,750

				13,556,893

	TOTAL CORPORATE OBLIGATIONS
	(Cost $510,351,928)			$536,824,956

	Agency Debenture – 0.1%
	Tennessee Valley Authority
	$500,000	4.625%	09/15/60	$570,478
	(Cost $493,554)

	Foreign Debt Obligations – 3.0%
	Sovereign – 3.0%
	Federal Republic of Brazil
	$1,175,000	7.125%	01/20/37	$1,627,375
	Mexican Cetes(d)
MXN	48,288,060	0.000	06/27/13	3,872,959
	Republic of Chile
	$1,660,000	3.625	10/30/42	1,531,350
	Republic of Colombia
	230,000	7.375	09/18/37	330,050
	930,000	6.125	01/18/41	1,169,475
	Republic of Indonesia
	710,000	8.500	10/12/35	1,052,575
	Republic of Panama
	140,000	7.125	01/29/26	187,250
	Republic of Slovenia
	1,490,000	5.500	10/26/22	1,408,050
	1,330,000	5.500 (c)	10/26/22	1,256,850
	Republic of Uruguay
	400,000	7.625	03/21/36	575,000
	United Mexican States
	3,800,000	6.050	01/11/40	4,712,000
	300,000	4.750	03/08/44	311,250

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $16,635,217)			$18,034,184

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Debt Obligations – 2.9%
California – 1.6%
California State GO Bonds Build America Taxable Series 2009
$1,450,000	7.500%	04/01/34	$2,018,168
455,000	7.300	10/01/39	631,121
California State GO Bonds Build America Taxable Series 2010
2,320,000	7.625	03/01/40	3,355,184
California State University RB Build America Bonds Series 2010
2,825,000	6.484	11/01/41	3,342,936

			9,347,409

Illinois – 1.0%
Chicago Illinois Metropolitan Water Reclamation District GO Bonds Build America Bonds Taxable Direct Payment Series 2009
1,775,000	5.720	12/01/38	2,277,431
Illinois State GO Bonds Build America Series 2010
3,225,000	6.630	02/01/35	3,625,255

			5,902,686

Louisiana(a) – 0.2%
Louisiana Public Facilities Authority Series 2011-A, Class A3
1,500,000	1.251	04/25/35	1,498,767

New Jersey – 0.1%
New Jersey State Turnpike Authority RB Build America Taxable Series 2009 F
350,000	7.414	01/01/40	510,458

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $13,993,659)			$17,259,320

U.S. Treasury Obligations – 0.9%
United States Treasury Inflation Protected Securities
$1,895,364	0.125%	01/15/23	$2,045,799
United States Treasury Note
3,300,000	0.750	03/31/18	3,295,743

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $5,332,877)			$5,341,542

Shares	Rate	Value

Preferred Stock(b) – 0.3%
American General Capital II
1,325,000	8.500%	$1,775,500
(Cost $1,636,294)

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – 0.4%
Interest Rate Swaptions
Bank of America NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.590%
$5,700,000	3.590%	03/22/16	$198,505
Bank of America NA Call – OTC – 10 year Interest Rate Swap Strike Price 4.070%
5,200,000	4.070	03/29/16	125,990
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.633%
10,400,000	3.633	02/19/16	335,538
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.625%
4,800,000	3.625	02/22/16	156,085
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.570%
5,000,000	3.570	02/22/16	169,752
Deutsche Bank Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.670%
33,100,000	3.670	03/08/16	1,061,888
Deutsche Bank Securities, Inc. Call – OTC – 2 year Interest Rate Swap Strike Price 2.030%
16,000,000	2.030	10/26/15	84,779
Deutsche Bank Securities, Inc. Call – OTC – 2 year Interest Rate Swap Strike Price 1.950%
16,100,000	1.950	10/26/15	90,318
JPMorgan Chase Bank NA Call – OTC – 2 year Interest Rate Swap Strike Price 1.855%
15,500,000	1.855	11/02/15	95,145
JPMorgan Chase Bank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.610%
4,700,000	3.610	02/16/16	153,307

TOTAL OPTIONS PURCHASED – 0.4%
(Cost $2,807,782)			$2,471,307

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $551,251,311)			$582,277,287

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(e) – 0.2%
Repurchase Agreement – 0.2%
Joint Repurchase Agreement Account II
$1,300,000	0.223%	04/01/13	$1,300,000
(Cost $1,300,000)

TOTAL INVESTMENTS – 98.2%
(Cost $552,551,311)			$583,577,287

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%			10,488,239

NET ASSETS – 100.0%			$594,065,526

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2013.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $127,917,705, which represents approximately 21.5% of net assets as of March 31, 2013.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)	Joint repurchase agreement was entered into on March 28, 2013. Additional information appears on page 107.

Currency Abbreviations:
GBP	—British Pound
MXN	—Mexican Peso

Investment Abbreviations:
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
OTC	—Over the Counter
RB	—Revenue Bond
REIT	—Real Estate Investment Trust
SPA	—Stand-by Purchase Agreement

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

March 31, 2013

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2013, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
JPMorgan Securities, Inc.	USD/MXN	06/27/13	$3,793,761	$(210,678)

FUTURES CONTRACTS — At March 31, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	378	June 2013	$59,570,437	$234,699
2 Year U.S. Treasury Notes	148	June 2013	32,627,063	5,756
5 Year U.S. Treasury Notes	1,003	June 2013	124,426,852	260,654
10 Year U.S. Treasury Notes	(475)	June 2013	(62,692,578)	(452,381)
30 Year U.S. Treasury Bonds	(511)	June 2013	(73,823,531)	(456,170)
TOTAL				$(407,442)

SWAP CONTRACTS — At March 31, 2013, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Citibank NA	$13,400	06/19/18	3 month LIBOR	1.000%	$(51,197)	$84,236
	3,900	02/23/26	3.133%	3 month LIBOR	—	42,738
	1,800	02/24/26	3.125	3 month LIBOR	—	18,372
	1,900	02/24/26	3.070	3 month LIBOR	—	10,190
Credit Suisse International (London)	34,000	05/31/17	3 month LIBOR	0.700	(37,232)	113,229
	9,700	11/21/18	1.720	3 month LIBOR	—	(57,872)
	2,800	05/20/23	3 month LIBOR	1.758	—	81,274
Deutsche Bank Securities, Inc.	7,200	10/28/17	1.450	3 month LIBOR	—	13,720
	7,200	10/28/17	1.530	3 month LIBOR	—	25,070
	2,300	06/19/20	3 month LIBOR	1.250	13,109	32,125
	12,600	03/10/26	3.170	3 month LIBOR	—	165,037
JPMorgan Securities, Inc.	7,000	11/05/17	1.355	3 month LIBOR	—	(1,604)
	1,800	02/18/26	3.110	3 month LIBOR	—	16,855
TOTAL					$(75,320)	$543,370

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2013.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$ 4,300	06/19/43	3 month LIBOR	2.750%	$294,311	$(38,564)
2,100	03/24/26	3.090%	3 month LIBOR	17	13,862
1,400	03/31/26	3.070	3 month LIBOR	22	6,063
TOTAL				$294,350	$(18,639)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2013.

CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2013(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	$2,175	(1.000)%	06/20/14	0.163%	$(9,755)	$(13,593)
Deutsche Bank Securities, Inc.	CDX North America Investment Grade Index 16	3,900	(1.000)	06/20/14	0.163	(18,507)	(23,358)
JPMorgan Securities, Inc.	CDX North America Investment Grade Index 16	10,400	(1.000)	06/20/14	0.163	(51,248)	(60,393)
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	4,575	(1.000)	06/20/14	0.163	(19,125)	(29,987)
Protection Sold:
Credit Suisse International (London)	Prudential Financial, Inc. 4.50% 07/15/13	2,350	1.000	06/22/15	0.568	(52,984)	76,453
Deutsche Bank Securities, Inc.	MetLife, Inc. 5.00% 06/15/15	1,825	1.000	03/20/15	0.451	(38,331)	58,863
	MetLife, Inc. 5.00% 06/15/15	5,200	1.000	09/21/15	0.584	(151,987)	207,363
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	9,825	1.000	06/20/16	0.523	8,634	145,043
TOTAL						$(333,303)	$360,391

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

WRITTEN OPTIONS CONTRACTS — For the fiscal year ended March 31, 2013, the Fund had the following written swaptions activity:

	Notional Amount (000s)	Premiums Received
Contracts Outstanding March 31, 2012	$—	$—
Contracts Written	23,900	529,960
Contracts Bought to Close	(23,900)	(529,960)
Contracts Outstanding March 31, 2013	$—	$—

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments

March 31, 2013

Principal Amount		Interest Rate		Maturity Date	Value

	Sovereign Debt Obligations – 77.4%
	Brazil – 4.4%
	Brazil Notas do Tesouro Nacional (NR/Baa2)
BRL	59,862,000	10.000%		01/01/14	$30,040,026
	29,137,545	6.000		05/15/17	15,932,195
	28,800,000	10.000		01/01/21	14,359,852
	63,743,000	10.000		01/01/23	31,553,849
	Brazil Notas do Tesouro Nacional (NR/NR)
	32,574,968	6.000		08/15/16	17,503,435
	40,570,000	10.000		01/01/18	20,418,167
	39,638,134	6.000		08/15/40	24,309,743

					154,117,267

	Chile – 0.6%
	Bonos de la Tesoreria de la Republica (NR/NR)
CLP	1,978,201,370	3.000		01/01/15	4,216,033
	Bonos de la Tesoreria de la Republica en Pesos (NR/NR)
	3,885,000,000	6.000		01/01/22	8,487,333
	Bonos del Banco Central de Chile en Pesos (NR/NR)
	1,245,000,000	6.000		06/01/17	2,689,824
	1,270,000,000	6.000		02/01/21	2,771,168
	1,463,640,320	3.000		03/01/22	3,212,552

					21,376,910

	Colombia – 1.8%
	Republic of Colombia (BBB-/Baa3)
COP	2,399,000,000	12.000		10/22/15	1,583,916
	3,715,000,000	7.750		04/14/21	2,578,127
	13,012,000,000	9.850		06/28/27	10,984,333
	1,707,000,000	9.850		06/28/27	1,440,997
	Republic of Colombia (NR/NR)
	14,225,400,000	9.250		05/14/14	8,242,082
	6,549,848,360	4.750		02/23/23	4,417,418
	40,904,000,000	10.000		07/24/24	32,126,053

					61,372,926

	Costa Rica – 0.3%
	Republic of Costa Rica (NR/NR)
CRC	3,863,000,000	11.130		03/28/18	8,822,499
	1,278,300,000	9.200		03/27/19	2,684,024

					11,506,523

	Dominican Republic – 1.4%
	Dominican Republic (NR/NR)
DOP	104,390,000	14.000	(a)	10/18/19	2,605,918
	149,000,000	13.000		01/03/20	3,644,775
	131,000,000	15.950		06/04/21	3,816,415
	412,100,000	16.950		02/04/22	12,507,971
	331,000,000	14.500	(a)	02/10/23	7,979,239
	690,900,000	18.500	(a)	02/04/28	19,833,700

					50,388,018

	Hungary – 4.2%
	Hungary Government Bond (BB/Ba1)
HUF	2,285,200,000	8.000		02/12/15	10,174,015
	9,084,320,000	5.500		02/12/16	38,812,965
	3,795,000,000	6.750		02/24/17	16,779,299
	4,546,950,000	6.750		11/24/17	20,142,431

	Sovereign Debt Obligations– (continued)
	Hungary – (continued)
	Hungary Government Bond (BB/NR)
HUF	9,913,100,000	7.750%		08/24/15	$44,393,621
	2,760,200,000	7.000		06/24/22	12,132,616
	Hungary Government Bond (NR/NR)
	1,270,000,000	5.500		12/20/18	5,290,294

					147,725,241

	Indonesia – 1.8%
	Republic of Indonesia (BB+/Baa3)
IDR	63,600,000,000	11.000		11/15/20	8,830,893
	Republic of Indonesia (NR/Baa3)
	61,000,000,000	7.000		05/15/22	6,971,791
	95,000,000,000	7.000		05/15/27	10,466,239
	249,662,000,000	10.500		08/15/30	36,606,181

					62,875,104

	Israel – 1.6%
	Israel Government Bond (NR/NR)
ILS	202,000,000	4.250		03/31/23	57,044,140

	Ivory Coast(b)(c) – 0.7%
	Republic of Ivory Coast (NR/NR)
	$26,521,000	5.750		12/31/32	24,730,832

	Malaysia – 7.3%
	Malaysia Government Bond (NR/A3)
MYR	64,360,000	3.835		08/12/15	21,190,060
	46,000,000	4.262		09/15/16	15,408,106
	23,740,000	4.012		09/15/17	7,907,839
	138,625,000	4.378		11/29/19	47,474,530
	174,835,000	4.160		07/15/21	59,254,187
	Malaysia Government Bond (NR/NR)
	46,200,000	3.197		10/15/15	14,967,069
	172,200,000	3.314		10/31/17	55,778,007
	77,450,000	3.580		09/28/18	25,338,518
	19,800,000	3.892		03/15/27	6,533,393

					253,851,709

	Mexico – 7.5%
	Mexican Cetes (NR/NR)(d)
MXN	536,136,340	0.000		04/04/13	43,397,247
	185,804,450	0.000		06/20/13	14,913,532
	634,593,620	0.000		06/27/13	50,897,784
	United Mexican States (A-/Baa1)
	393,504,400	6.250		06/16/16	33,569,122
	248,421,000	5.000		06/15/17	20,412,262
	132,364,500	6.500		06/09/22	11,944,330
	55,912,400	7.500		06/03/27	5,494,022
	567,074,000	7.750		05/29/31	56,796,155
	84,884,200	8.500		11/18/38	9,289,558
	89,869,352	4.000		11/15/40	9,847,609
	62,853,200	7.750		11/13/42	6,414,164

					262,975,785

	Paraguay(a) – 0.2%
	Republic of Paraguay (BB-/Ba3)
	$7,770,000	4.625		01/25/23	7,808,850

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Sovereign Debt Obligations – (continued)
	Peru – 4.1%
	Peru Government Bond (BBB+/Baa2)
PEN	1,971,000	9.910%		05/05/15	$888,066
	210,516,000	7.840		08/12/20	102,419,846
	21,704,000	8.200		08/12/26	11,735,081
	6,211,000	6.900		08/12/37	3,025,638
	600,000	6.900		08/12/37	292,285
	Peru Government Bond (NR/Baa2)
	5,831,000	6.950		08/12/31	2,802,650
	3,840,000	6.850		02/12/42	1,863,367
	Peru Government Bond (NR/NR)
	1,390,000	4.400		09/12/13	540,598
	43,886,000	5.200		09/12/23	18,439,843

					142,007,374

	Philippines – 1.0%
	Republic of Philippines (BB+/Ba1)
PHP	433,000,000	4.950		01/15/21	12,110,960
	792,000,000	3.900		11/26/22	21,105,121
	15,000,000	6.250		01/14/36	490,501

					33,706,582

	Poland – 5.4%
	Poland Government Bond (A/A2)
PLN	137,492,654	3.000		08/24/16	44,114,161
	94,300,000	5.250		10/25/20	31,897,173
	77,300,000	5.750		10/25/21	27,057,350
	61,500,000	5.750		09/23/22	21,603,415
	25,696,884	2.750		08/25/23	8,572,992
	Poland Government Bond (A/NR)
	109,200,000	3.750		04/25/18	34,024,782
	69,700,000	4.000		10/25/23	21,524,182

					188,794,055

	Romania – 0.6%
	Romania Government Bond (NR/NR)
RON	65,400,000	5.900		07/26/17	19,239,582

	Russia – 11.9%
	Russian Federation Bond (BBB+/Baa1)
RUB	983,000,000	7.350		01/20/16	32,715,223
	2,507,840,000	6.200		01/31/18	80,557,952
	1,429,000,000	7.500		03/15/18	48,379,643
	2,529,500,000	7.500		02/27/19	85,467,742
	1,450,700,000	7.600		07/20/22	48,815,748
	2,993,225,000	8.150		02/03/27	103,421,365
	Russian Federation Bond (NR/Baa1)
	316,700,000	7.000		01/25/23	10,198,637
	207,300,000	7.050		01/19/28	6,565,664

					416,121,974

	Slovenia – 0.4%
	Republic of Slovenia (A-/Baa2)
	$7,560,000	5.500	(a)	10/26/22	7,144,200
	Republic of Slovenian (A-/Baa2)
	7,490,000	5.500		10/26/22	7,078,050

					14,222,250

	Sovereign Debt Obligations – (continued)
	South Africa – 2.8%
	Republic of South Africa (A-/Baa1)
ZAR	529,193,342	10.500%		12/21/26	$72,870,412
	Republic of South Africa (NR/Baa1)
	50,000,000	7.000		02/28/31	4,959,792
	84,520,000	6.250		03/31/36	7,348,412
	Republic of South Africa (NR/NR)
	94,430,000	8.750		02/28/48	10,734,976

					95,913,592

	Thailand – 5.5%
	Kingdom of Thailand (A-/Baa1)
THB	259,000,000	3.875		06/13/19	9,157,790
	744,660,306	1.200		07/14/21	26,243,012
	Thailand Government Bond (A-/Baa1)
	116,300,000	5.250		05/12/14	4,078,684
	1,217,955,000	3.625		05/22/15	42,276,892
	385,300,000	3.125		12/11/15	13,252,079
	951,125,000	4.125		11/18/16	33,712,589
	261,000,000	2.800		10/10/17	8,806,996
	324,400,000	3.650		12/17/21	11,272,538
	45,900,000	3.625		06/16/23	1,586,141
	Thailand Government Bond (NR/Baa1)
	823,500,000	3.250		06/16/17	28,352,541
	398,400,000	3.580		12/17/27	13,291,512

					192,030,774

	Turkey – 12.7%
	Republic of Turkey (NR/NR)
TRY	108,275,000	10.000		12/04/13	61,407,203
	9,130,000	9.500		01/12/22	5,860,825
	Turkey Government Bond (NR/Ba1)
	58,750,000	9.000		03/05/14	33,286,971
	Turkey Government Bond (NR/NR)
	85,300,000	0.000	(d)	07/17/13	46,331,709
	20,025,000	11.000		08/06/14	11,728,366
	288,710,000	7.500		09/24/14	162,344,647
	172,910,000	6.500		01/07/15	95,962,212
	25,150,000	9.000		01/27/16	14,792,982
	21,000,000	9.000		03/08/17	12,623,387

					444,338,302

	Ukraine(a) – 0.5%
	Ukraine Government Bond (B/B3)
	$17,130,000	7.800		11/28/22	17,322,713

	Venezuela – 0.7%
	Republic of Venezuela (B+/B2)
	1,100,000	9.000		05/07/23	1,047,750
	13,690,000	9.250		09/15/27	13,416,200
	1,250,000	9.250		05/07/28	1,190,625
	8,620,000	11.950		08/05/31	9,675,950
	400,000	9.375		01/13/34	384,000

					25,714,525

	TOTAL SOVEREIGN DEBT OBLIGATIONS
	(Cost $2,691,477,614)				$2,705,185,028

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount		Interest Rate		Maturity Date	Value

	Structured Notes – 10.0%
	Brazil – 2.2%
	Notas do Tesouro Nacional (Issuer Credit Suisse Nassau) (NR/NR)
BRL	35,000,000	10.000%		01/04/23	$17,325,584
	16,563,158	6.000		08/19/40	10,158,049
	22,462,366	6.000		08/19/40	13,775,984
	4,503,818	6.000	(a)	08/17/50	2,781,796
	Notas do Tesouro Nacional (Issuer Deutsche Bank AG (London)) (NR/NR)
	32,677,000	10.000		01/01/23	16,716,006
	8,151,000	6.000		08/15/50	11,777,817
	Notas do Tesouro Nacional Series B (Issuer HSBC Corp.) (NR/NR)
	845,000	10.000	(b)	01/01/17	425,953
	7,124,427	6.000		08/15/40	4,369,353

					77,330,542

	Colombia – 1.2%
	Republic of Columbia (Issuer Citigroup Funding, Inc.) (NR/NR)
COP	24,676,000,000	11.250	(a)	10/25/18	17,969,075
	15,491,000,000	11.250	(a)	10/25/18	11,280,554
	12,492,000,000	11.000		07/27/20	9,346,014
	4,226,000,000	11.000		07/25/24	3,319,106

					41,914,749

	Indonesia – 3.1%
	Republic of Indonesia (Issuer Barclays Bank PLC) (NR/NR)
IDR	140,000,000,000	10.000		07/17/17	17,160,413
	Republic of Indonesia (Issuer Deutsche Bank AG (London) (NR/NR)
	75,000,000,000	8.250		07/19/21	9,154,274
	217,400,000,000	7.000	(a)	05/17/22	24,847,007
	35,400,000,000	7.000	(a)	05/17/27	3,900,051
	29,500,000,000	8.250	(a)	06/17/32	3,608,420
	Republic of Indonesia (Issuer HSBC Corp.) (NR/NR)
	46,000,000,000	10.000		07/15/17	5,638,421
	Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (A/NR)
	50,100,000,000	10.000		07/17/17	6,140,976
	Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (NR/NR)
	80,000,000,000	11.000		11/17/20	11,108,041
	66,250,000,000	7.000	(a)	05/17/27	7,298,825
	42,700,000,000	10.500		08/19/30	6,260,800
	118,000,000,000	6.625	(a)	05/17/33	12,240,395

					107,357,623

	Nigeria – 3.5%
	Federal Republic of Nigeria (Issuer Citigroup Funding, Inc.) (NR/NR)(a)
NGN	1,791,000,000	15.100		05/01/17	12,825,720
	302,000,000	16.390		01/31/22	2,475,514
	Federal Republic of Nigeria (Issuer Deutsche Bank AG (London) (NR/NR)(a)
	715,000,000	0.000	(d)	04/08/13	4,497,893
	351,800,000	0.000	(d)	07/01/13	2,158,688
	1,178,000,000	0.000	(d)	12/09/13	6,872,005
	4,175,000,000	0.000	(d)	02/10/14	23,907,504
	398,010,000	16.390		01/31/22	3,262,514

	Principal Amount	Interest Rate		Maturity Date	Value

	Structured Notes – (continued)
	Nigeria – (continued)
	Federal Republic of Nigeria (Issuer HSBC Corp.) (NR/NR)(a)
NGN	2,444,000,000	0.000	%(d)	08/12/13	$14,794,134
	1,158,000,000	0.000	(d)	12/23/13	6,727,200
	1,680,000,000	15.100		05/01/17	12,030,826
	301,630,000	7.000		10/23/19	1,557,867
	Federal Republic of Nigeria (Issuer JPMorgan Chase Bank NA) (NR/NR)
	2,608,000,000	0.000	(d)	08/05/13	15,827,010
	649,600,000	0.000	(a)(d)	02/22/14	3,704,816
	1,672,800,000	16.000	(a)	07/02/19	12,901,481

					123,543,172

	TOTAL STRUCTURED NOTES
	(Cost $345,848,523)				$350,146,086

	Corporate Obligations – 6.3%
	Brazil(a) – 0.2%
	Banco Santander Brasil SA (BBB/Baa1)
BRL	17,130,000	8.000%		03/18/16	$8,553,344

	Colombia – 0.1%
	Empresa de Telecomunicaciones de Bogota S.A. (NR/Ba1)(a)
COP	5,066,000,000	7.000		01/17/23	2,941,638
	Empresas Publicas de Medellin ESP (NR/Baa3)
	1,332,000,000	8.375		02/01/21	845,040

					3,786,678

	Ireland(a) – 1.0%
	AHML Finance Ltd. (BBB/Baa1)
RUB	872,300,000	7.750		02/13/18	28,157,565
	Rosneft Oil Co. via Rosneft International Finance Ltd. (BBB-/Baa1)
	$5,700,000	3.149		03/06/17	5,800,281
	2,390,000	4.199		03/06/22	2,375,063

					36,332,909

	Luxembourg – 0.5%
	Gaz Capital SA for Gazprom (BBB/Baa1)
	5,570,000	6.510		03/07/22	6,461,200
	3,790,000	4.950	(a)	02/06/28	3,742,625
	GPN Capital SA for Gazprom (BBB-/Baa3)
	5,610,000	4.375		09/19/22	5,539,875
	TNK-BP Finance SA (BBB-/Baa2)
	200,000	6.625		03/20/17	226,500

					15,970,200

	Mexico – 1.4%
	America Movil SAB de CV (A-/A2)
MXN	57,800,000	9.000		01/15/16	5,166,275
	4,830,000	6.450		12/05/22	413,062
	81,600,000	8.460		12/18/36	7,600,476
	Petroleos Mexicanos (A-/Baa1)(a)
	386,206,500	7.650		11/24/21	35,426,769

					48,606,582

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – (continued)
	Netherlands – 0.3%
	Lukoil International Finance BV (BBB-/Baa2)(e)
	$1,780,000	6.356	06/07/17	$2,020,300
	3,240,000	7.250	11/05/19	3,871,800
	VimpelCom Holdings BV (BB/Ba3)(a)
	4,740,000	5.200	02/13/19	4,775,131
	800,000	5.950	02/13/23	797,144

				11,464,375

	South Africa – 1.2%
	Transnet Ltd. (NR/NR)
ZAR	8,000,000	9.250	11/14/17	950,740
	46,000,000	10.500	09/17/20	5,833,550
	18,000,000	10.800	11/06/23	2,366,899
	93,000,000	9.500	08/19/25	10,928,067
	181,000,000	8.900	11/14/27	20,308,988

				40,388,244

	Thailand – 0.9%
	Bank of Thailand (NR/Baa1)
THB	533,700,000	3.420	08/18/13	18,271,088
	92,000,000	3.300	04/30/14	3,158,063
	290,200,000	3.220	03/01/16	9,952,928

				31,382,079

	United States – 0.7%
	Caterpillar Financial Services Corp. (NR/NR)
CNY	33,000,000	1.350	07/12/13	5,293,984
	General Electric Capital Corp. (AA+/A1)
MXN	215,000,000	8.500	04/06/18	19,264,889

				24,558,873

	TOTAL CORPORATE OBLIGATIONS
	(Cost $218,848,339)			$221,043,284

	U.S. Treasury Obligation – 1.7%
	United States – 1.7%
	United States Treasury Note
	$60,900,000	0.750%	03/31/18	$60,821,440
	(Cost $60,870,188)

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
	(Cost $3,317,044,664)			$3,337,195,838

	Short-term Investment(f) – 5.2%
	Repurchase Agreement – 5.2%
	Joint Repurchase Agreement Account II
	$180,200,000	0.223%	04/01/13	$180,200,000
	(Cost $180,200,000)

	TOTAL INVESTMENTS – 100.6%
	(Cost $3,497,244,664)			$3,517,395,838

	LIABILITIES IN EXCESS OF OTHER ASSETS – (0.6)%			(21,623,858)

	NET ASSETS – 100.0%			$3,495,771,980

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $346,906,465, which represents approximately 9.9% of net assets as of March 31, 2013.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2013.
(c)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2013.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(f)	Joint repurchase agreement was entered into on March 28, 2013. Additional information appears on page 107.
Security ratings disclosed, if any, are obtained from Standard & Poor’s /Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2013

Currency Abbreviations:
AUD	—Australian Dollar
BGN	—New Bulgarian Lev
BRL	—Brazilian Real
CLP	—Chilean Peso
CNY	—Chinese Yuan
COP	—Colombian Peso
CRC	—Costa Rican Colon
CZK	—Czech Koruna
DOP	—Dominican Peso
EUR	—Euro
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NGN	—Nigerian Naira
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RON	—New Romanian Leu
RUB	—Russian Ruble
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
ZAR	—South African Rand

Investment Abbreviations:
BUBOR	—Budapest Interbank Offered Rate
JIBAR	—Johannesburg Interbank Agreed Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
NR	—Not Rated
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2013, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America N.A.	CZK/EUR	06/19/13	$10,282,530	$10,367
	EUR/USD	06/19/13	21,148,639	63,825
	ILS/USD	06/19/13	17,450,039	217,039
	MXN/USD	06/19/13	37,797,500	112,500
	USD/RUB	04/17/13	4,058,337	21,710
Barclays Bank PLC	CLP/USD	04/05/13	14,877,097	45,630
	CNY/USD	08/22/13	62,151,923	110,923
	JPY/USD	06/19/13	8,680,224	71,224
	USD/COP	04/17/13	17,882,242	276,436
	USD/KRW	04/05/13	21,931,888	110,732
BNP Paribas SA	EUR/USD	06/19/13	10,563,418	17,475
	KRW/USD	04/08/13	7,649,071	21,807
	USD/CZK	06/19/13	30,122,383	428,438
	USD/EUR	06/19/13	20,813,883	59,139
	USD/HUF	06/19/13	2,747,104	10,896
Citibank NA	AUD/USD	06/19/13	17,095,842	117,283
	ILS/USD	06/19/13	11,897,576	113,203
	TRY/USD	06/19/13	8,687,109	70,109
	TRY/USD	06/20/13	8,400,059	25,059
	USD/EUR	06/19/13	17,121,304	108,517
	USD/PLN	06/19/13	40,212,787	273,806
	USD/RUB	04/04/13	100,254,567	619,094
	USD/RUB	04/17/13	49,175,025	257,597
	USD/RUB	04/29/13	42,078,262	63,738
	USD/TWD	04/08/13	22,156,346	97,654
Credit Suisse International (London)	CLP/USD	04/05/13	15,092,220	19,220
	INR/USD	04/02/13	13,838,721	29,960
	MXN/USD	06/19/13	212,105,297	2,002,363
	USD/COP	04/05/13	15,853,370	22,630
	USD/COP	04/17/13	20,277,047	344,953
	USD/PEN	04/22/13	14,027,533	74,872
	USD/RUB	04/08/13	18,595,334	108,192
	USD/RUB	04/29/13	41,467,090	210,910
Deutsche Bank AG (London)	EUR/PLN	06/19/13	20,729,154	29,578
	HUF/EUR	06/19/13	16,522,334	70,473
	IDR/USD	04/17/13	101,977,295	2,451,873
	ILS/USD	06/19/13	20,853,787	170,787
	MXN/USD	06/19/13	113,336	621
	USD/BRL	04/17/13	28,925,261	722,387
	USD/EUR	06/19/13	47,213,449	356,854
	USD/KRW	04/05/13	24,930,363	471,637
	USD/KRW	04/15/13	17,709,008	255,992
	USD/PLN	06/19/13	10,167,636	122,658
	USD/RUB	04/17/13	38,239,483	482,253

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2013

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
HSBC Bank PLC	BRL/USD	04/17/13	$45,873,529	$708,678
	EUR/HUF	06/19/13	7,981,443	73,228
	USD/EUR	06/19/13	8,531,794	82,566
	USD/MXN	06/19/13	21,042,808	28,192
JPMorgan Securities, Inc.	ILS/USD	06/19/13	1,717,018	20,161
	INR/USD	04/12/13	16,222,710	112,710
	TRY/USD	06/19/13	34,048,993	220,911
	USD/EUR	06/19/13	20,840,817	9,412
	USD/RUB	04/08/13	5,130,464	29,600
	USD/RUB	04/17/13	10,363,291	54,264
	USD/TRY	06/19/13	41,869,130	870
Morgan Stanley & Co.	JPY/USD	06/19/13	69,582,294	251,294
	MXN/USD	06/19/13	20,302,114	205,114
	TRY/USD	06/19/13	2,415,738	5,738
	USD/BRL	04/05/13	28,475,676	419,324
	USD/HUF	06/19/13	35,929,750	326,347
	USD/MXN	06/19/13	10,334,304	7,696
	USD/RUB	04/08/13	4,912,594	30,099
Royal Bank of Canada	MXN/USD	06/19/13	35,890,305	167,179
	USD/EUR	06/19/13	17,094,370	144,292
	ZAR/USD	06/19/13	14,020,006	190,006
Royal Bank of Scotland PLC	MYR/USD	04/08/13	9,601,084	97,506
	TRY/USD	06/19/13	24,474,525	63,478
	USD/EUR	06/19/13	13,869,833	143,168
State Street Bank	MXN/USD	06/19/13	71,275,020	728,101
	USD/CZK	06/19/13	10,211,027	126,973
	USD/EUR	06/19/13	167,842,644	1,452,661
	USD/KRW	04/05/13	4,614,867	61,428
UBS AG (London)	INR/USD	04/02/13	14,094,565	26,642
	USD/RUB	04/04/13	3,713,203	24,797
	USD/RUB	04/29/13	28,173,412	167,628
Westpac Banking Corp.	AUD/USD	06/19/13	28,007,002	163,433
TOTAL				$17,415,910

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss

Bank of America N.A.	BRL/USD	04/05/13	$26,052,533	$(747,467)
	CNY/USD	08/22/13	18,599,622	(12,813)
	EUR/HUF	06/19/13	17,227,337	(156,054)
	EUR/PLN	06/19/13	20,844,895	(34,859)
	ILS/USD	06/19/13	20,837,515	(1,485)
	USD/HUF	06/19/13	21,127,582	(56,582)
	USD/MXN	06/19/13	21,156,219	(85,219)
Barclays Bank PLC	BRL/USD	04/17/13	27,890,505	(28,016)
	BRL/USD	04/29/13	25,309,208	(44,792)
	EUR/USD	06/19/13	12,816,930	(73,571)
	KRW/USD	04/15/13	21,912,530	(116,564)
	KRW/USD	04/29/13	41,589,272	(88,728)
	TWD/USD	04/08/13	23,776,288	(157,873)
	TWD/USD	04/15/13	42,493,657	(295,343)
	USD/BRL	04/29/13	31,684,546	(78,546)
	USD/CLP	04/05/13	29,969,317	(197,342)
	USD/CLP	07/17/13	14,665,743	(42,822)
	USD/CNY	08/22/13	63,216,416	(100,416)
	USD/JPY	06/19/13	12,005,362	(281,362)
	USD/MYR	04/08/13	6,543,290	(761)
	ZAR/USD	06/19/13	16,691,607	(58,393)
BNP Paribas SA	EUR/PLN	06/19/13	30,983,287	(74,132)
Citibank NA	EUR/USD	06/19/13	20,544,539	(149,019)
	KRW/USD	04/05/13	34,451,094	(15,906)
	KRW/USD	04/08/13	15,554,577	(408,423)
	PHP/USD	04/15/13	33,268,773	(231,227)
	RUB/USD	04/04/13	25,111,477	(239,035)
	RUB/USD	05/08/13	88,197,244	(503,811)
	USD/EUR	06/19/13	20,840,817	(19,024)
	USD/ILS	06/19/13	26,758,155	(426,912)
	USD/SGD	06/19/13	33,040,095	(225,993)
Credit Suisse International (London)	COP/USD	04/17/13	33,255,182	(772,111)
	EUR/USD	06/19/13	16,476,161	(286,649)
	PHP/USD	04/10/13	12,037,440	(28,580)
	PLN/USD	06/19/13	26,685,474	(326,093)
	RUB/USD	04/04/13	59,757,980	(341,714)
	RUB/USD	04/22/13	54,725,396	(230,604)
	USD/COP	04/26/13	24,144,737	(13,737)
	USD/MXN	06/19/13	21,152,951	(81,951)

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2013

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss

Deutsche Bank AG (London)	BRL/USD	04/05/13	$58,831,628	$(1,392,462)
	EUR/USD	06/19/13	15,789,975	(300,502)
	IDR/USD	04/17/13	8,417,880	(6,120)
	INR/USD	04/02/13	14,277,460	(30,781)
	PHP/USD	04/10/13	14,328,549	(21,683)
	PLN/USD	06/19/13	209,343,145	(3,419,022)
	RUB/USD	04/04/13	19,098,313	(210,921)
	RUB/USD	04/17/13	19,728,436	(295,607)
	THB/USD	04/23/13	63,757,593	(75,200)
	USD/INR	04/02/13	10,368,421	(37,421)
	USD/PHP	05/02/13	41,718,285	(40,285)
	USD/THB	05/08/13	11,452,923	(187,921)
	USD/TRY	06/19/13	67,103,683	(415,982)
HSBC Bank PLC	CNY/USD	05/29/13	14,062,587	(5,413)
	IDR/USD	04/17/13	30,182,884	(25,044)
	KRW/USD	04/15/13	15,834,668	(5,332)
	PHP/USD	04/10/13	19,794,259	(75,301)
	TWD/USD	04/10/13	20,320,437	(187,549)
	TWD/USD	04/15/13	20,533,461	(104,463)
	USD/KRW	04/30/13	20,841,802	(2,802)
	USD/MXN	04/04/13	42,868,838	(1,669,952)
JPMorgan Securities, Inc.	BRL/USD	04/05/13	27,083,053	(440,948)
	COP/USD	04/05/13	11,549,521	(175,479)
	JPY/EUR	06/19/13	21,170,443	(136,686)
	RUB/USD	04/08/13	2,386,552	(13,095)
	USD/ILS	06/19/13	21,094,170	(23,170)
	USD/INR	04/12/13	8,142,472	(26,472)
	USD/MXN	06/27/13	58,710,494	(3,245,635)
	USD/TRY	06/19/13	80,675,427	(346,743)
	ZAR/USD	06/19/13	204,758,967	(118,911)
Morgan Stanley & Co.	BRL/USD	04/12/13	31,434,966	(1,029,034)
	USD/ZAR	06/19/13	7,070,045	(35,045)
Royal Bank of Canada	BRL/USD	04/12/13	11,820,640	(241,360)
	TRY/USD	06/19/13	9,599,004	(4,981)
	USD/AUD	06/19/13	12,899,242	(297,951)
	USD/JPY	06/19/13	8,762,207	(213,207)
	USD/MXN	06/19/13	49,672,129	(297,392)
Royal Bank of Scotland PLC	CNY/USD	08/22/13	26,598,709	(31,039)
	EUR/USD	06/19/13	4,272,310	(16,726)
	INR/USD	04/26/13	35,233,828	(136,110)
	MYR/USD	04/17/13	89,628,885	(1,764,992)
	TRY/USD	06/19/13	3,580,499	(8,144)
	USD/JPY	06/19/13	21,661,125	(430,970)
	USD/TRY	06/19/13	59,559,988	(304,988)

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss

Standard Chartered Bank	INR/USD	04/02/13	$27,522,885	$(51,715)
	TWD/USD	04/30/13	27,511,207	(73,905)
	USD/MYR	04/08/13	5,557,027	(2,620)
	USD/ZAR	06/19/13	12,806,719	(76,291)
State Street Bank	EUR/MXN	06/19/13	41,773,709	(251,115)
	MXN/USD	06/19/13	15,319,502	(9,362)
	USD/JPY	06/19/13	17,380,156	(206,156)
	USD/MXN	06/19/13	49,255,230	(276,813)
UBS AG (London)	INR/USD	05/06/13	41,669,147	(118,213)
	RUB/USD	04/08/13	15,738,296	(154,704)
	USD/COP	04/30/13	22,701,780	(29,726)
	USD/IDR	04/30/13	17,414,687	(37,687)
	USD/INR	04/02/13	59,365,210	(66,196)
	USD/JPY	06/19/13	10,491,421	(71,421)
	USD/KRW	05/02/13	42,150,524	(8,524)
	USD/MYR	04/08/13	16,010,328	(115,328)
Westpac Banking Corp.	INR/USD	04/17/13	3,350,790	(53,210)
	KRW/USD	04/05/13	17,026,024	(71,976)
	USD/AUD	06/19/13	50,849,754	(482,463)
TOTAL				$(27,040,195)

FUTURES CONTRACTS — At March 31, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	(352)	June 2013	$(55,473,000)	$603,864
5 Year U.S. Treasury Notes	8,193	June 2013	1,016,380,059	1,324,785
10 Year U.S. Treasury Notes	(2,104)	June 2013	(277,695,125)	(1,154,937)
30 Year U.S. Treasury Bonds	(3,095)	June 2013	(447,130,781)	(2,790,576)
TOTAL				$(2,016,864)

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2013

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2013, the Fund had the following swap contracts:

INTEREST RATE SWAP CONTRACTS

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Bank of America Securities LLC	BRL	56,680		01/04/16	8.010%	1 month Brazilian Interbank Deposit Average	$—	$(485,638)
		84,080		01/04/16	8.100	1 month Brazilian Interbank Deposit Average	—	(633,227)
	KRW	48,420,000	(a)	08/13/22	3 month KWCDC	3.120%	—	(266,140)
	MXN	435,070	(a)	04/22/27	9.300	Mexico Interbank TIIE 28 Days	—	2,040,897
		158,630	(a)	09/03/27	8.590	Mexico Interbank TIIE 28 Days	—	434,953
Barclays Bank PLC	HUF	6,390,000		09/29/13	6.420	6 month BUBOR	—	1,041,352
	BRL	75,900		01/02/14	7.669	1 month Brazilian Interbank Deposit Average	—	8,062
		179,830		01/02/14	7.524	1 month Brazilian Interbank Deposit Average	—	(77,747)
		267,400		01/02/14	7.450	1 month Brazilian Interbank Deposit Average	—	(183,005)
		600		01/02/15	10.040	1 month Brazilian Interbank Deposit Average	—	12,488
	ZAR	547,200		02/21/15	5.120	3 month JIBAR	(237)	(202,733)
		163,800		03/20/15	5.355	3 month JIBAR	—	11,316
	BRL	98,560		01/04/16	8.200	1 month Brazilian Interbank Deposit Average	—	(631,181)
	HUF	351,610		10/04/16	7.020	6 month BUBOR	—	117,480
		1,051,500		10/11/16	6.817	6 month BUBOR	—	318,973
		597,910		10/14/16	6.560	6 month BUBOR	—	157,647
		360,430		10/20/16	6.750	6 month BUBOR	—	106,547
		861,330		10/21/16	6.680	6 month BUBOR	—	245,486
	TWD	587,590		09/11/17	3 month TWD	1.030	—	63,163

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Barclays Bank PLC (continued)	ZAR	163,500		01/15/20	6.250%	3 month JIBAR	$(1,155)	$(245,620)
	KRW	26,091,240	(a)	09/18/22	3 month KWCDC	3.300%	—	(307,511)
		30,000,000	(a)	10/09/22	3 month KWCDC	3.120	—	(146,136)
		6,345,000	(a)	11/21/22	3 month KWCDC	3.150	—	(35,059)
		19,698,730	(a)	11/29/22	3 month KWCDC	3.225	—	(165,516)
		37,196,850	(a)	11/29/22	3 month KWCDC	3.230	—	(312,542)
		26,791,540	(a)	12/05/22	3 month KWCDC	3.275	—	(272,707)
		9,600,100	(a)	12/11/22	3 month KWCDC	3.270	—	(93,544)
		26,915,880	(a)	01/29/23	3 month KWCDC	3.240	—	(211,130)
	MXN	703,500	(a)	06/29/27	8.010	Mexico Interbank TIIE 28 Days	—	1,110,295
		301,660	(a)	07/30/27	8.650	Mexico Interbank TIIE 28 Days	—	892,315
	KRW	6,115,600		01/24/28	3 month KWCDC	3.000	24	(109,709)
	MXN	250,850		11/05/32	6.747	Mexico Interbank TIIE 28 Days	(3,068)	1,075,738
Citibank NA	PLN	247,000		02/13/14	3 month WIBOR	3.530	—	(161,114)
		16,700		01/21/18	6 month WIBOR	3.590	—	(55,914)
	ZAR	306,200		11/02/19	6.590	3 month JIBAR	—	239,150
		210,800		01/15/23	6.720	3 month JIBAR	(2,106)	(491,580)
	KRW	30,654,960	(a)	01/29/23	3 month KWCDC	3.250	—	(251,734)
	$	52,820	(a)	06/19/23	3 month LIBOR	2.000	(863,713)	1,326,659
	MXN	94,190	(a)	09/03/27	8.520	Mexico Interbank TIIE 28 Days	—	243,467
	KRW	25,230,000	(a)	03/13/28	3 month KWCDC	3.165	—	(169,299)
Credit Suisse International (London)	BRL	34,420		01/04/16	8.130	1 month Brazilian Interbank Deposit Average	—	(249,777)
Deutsche Bank Securities, Inc.		74,070		01/02/15	8.445	1 month Brazilian Interbank Deposit Average	—	261,060
		264,380		01/04/16	8.275	1 month Brazilian Interbank Deposit Average	—	(1,501,901)
	ZAR	678,500		03/22/16	5.650	3 month JIBAR	—	165,398
	BRL	47,070		01/02/17	9.450	1 month Brazilian Interbank Deposit Average	—	(52,185)
	ZAR	143,200		11/04/19	6.580	3 month JIBAR	—	103,156
		190,000		01/02/20	6.200	3 month JIBAR	(1,283)	(327,906)
	KRW	22,865,240	(a)	09/14/22	3 month KWCDC	3.210	—	(193,993)
		26,091,240	(a)	09/18/22	3 month KWCDC	3.320	—	(326,919)
		5,000,000	(a)	01/08/23	3 month KWCDC	3.390	—	(67,640)
	MXN	159,380	(a)	04/22/27	9.290	Mexico Interbank TIIE 28 Days	—	743,982
		159,100	(a)	06/11/27	8.700	Mexico Interbank TIIE 28 Days	—	507,283

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2013

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Deutsche Bank Securities, Inc. (continued)	MXN	94,990	(a)	09/22/27	7.940%	Mexico Interbank TIIE 28 Days	$—	$118,335
		28,000	(a)	02/24/28	7.510	Mexico Interbank TIIE 28 Days	—	751
JPMorgan Securities, Inc.	ZAR	944,800		01/22/15	5.080	3 month JIBAR	5	(388,094)
		553,760		03/20/16	5.620	3 month JIBAR	—	85,899
		530,510		03/22/16	5.645	3 month JIBAR	—	121,334
	TWD	1,148,800		07/27/17	3 month TWD	0.925%	—	281,101
		597,390		09/11/17	3 month TWD	1.020	—	73,030
		60,800		03/18/18	3 month TWD	1.195	—	(6,381)
	ZAR	125,000		12/20/21	7.760	3 month JIBAR	(1,583)	774,471
	PLN	100		07/26/22	6 month WIBOR	4.570	—	(3,252)
	KRW	23,074,380	(a)	11/29/22	3 month KWCDC	3.220	—	(185,352)
	TWD	140,720		12/06/22	3 month TWD	1.315	—	34,011
Morgan Stanley & Co.	BRL	60,000		01/02/14	7.665	1 month Brazilian Interbank Deposit Average	—	4,677
	PLN	120,200		02/15/14	3 month WIBOR	3.575	—	(96,956)
	BRL	13,820		01/02/15	10.025	1 month Brazilian Interbank Deposit Average	—	285,422
		20,570		01/02/15	9.270	1 month Brazilian Interbank Deposit Average	—	257,444
		27,700		01/04/16	8.265	1 month Brazilian Interbank Deposit Average	—	(160,541)
		39,780		01/04/16	8.140	1 month Brazilian Interbank Deposit Average	—	(284,053)
	KRW	82,000,000	(a)	01/08/23	3 month KWCDC	3.380	—	(1,079,089)
		14,200,000	(a)	02/05/23	3 month KWCDC	3.315	—	(149,760)
		28,000,000	(a)	03/03/28	3 month KWCDC	3.135	—	(161,809)
TOTAL							$(873,116)	$2,518,948

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2013.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 89.9%
Collateralized Mortgage Obligations – 7.6%
Adjustable Rate Non-Agency(a) – 1.5%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
$221,439	2.911%	04/25/35	$227,307
American Home Mortgage Investment Trust Series 2004-3, Class 1A
2,016	0.574	10/25/34	2,008
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
191,610	2.609	04/25/34	192,311
Bear Stearns Alt-A Trust Series 2005-5, Class 21A1
1,197,350	2.738	07/25/35	1,075,984
Countrywide Alternative Loan Trust Series 2005-16, Class A1
805,571	1.819	06/25/35	655,671
Countrywide Alternative Loan Trust Series 2005-38, Class A1
227,797	1.677	09/25/35	186,993
Harborview Mortgage Loan Trust Series 2005-15, Class 2A11
556,485	0.473	10/20/45	439,107
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
324,088	0.443	01/19/36	205,219
Impac CMB Trust Series 2004-08, Class 1A
85,951	0.924	10/25/34	69,899
Morgan Stanley Mortgage Loan Trust Series 2004-8AR, Class 4A1
1,057,803	2.660	10/25/34	1,023,106
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
188,269	2.576	09/25/34	193,217
Structured Adjustable Rate Mortgage Loan Trust Series 2004-5, Class 3A1
439,079	2.786	05/25/34	460,887

			4,731,709

Interest Only(b) – 1.3%
ABN AMRO Mortgage Corp. Series 2003-8, Class A2
2,897	5.500	06/25/33	53
CS First Boston Mortgage Securities Corp. Series 2002-AR31, Class 5X(a)(c)
57,196	0.000	11/25/32	—
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
16,601	5.250	07/25/33	955
FHLMC REMIC Series 4136, Class ES(a)
6,042,409	6.047	11/15/42	1,261,776
FHLMC REMIC Series 4158, Class TI
2,034,235	3.000	12/15/42	265,021
FNMA REMIC Series 2008-18, Class SC(a)
865,191	5.646	03/25/38	115,148
FNMA REMIC Series 2010-126, Class LS(a)
1,327,601	4.796	11/25/40	138,110
FNMA REMIC Series 2012-114, Class NI
2,050,797	3.500	10/25/41	259,938
FNMA REMIC Series 2012-128, Class ST(a)
1,373,783	5.946	11/25/42	297,850
FNMA REMIC Series 2012-128, Class SU(a)
1,661,458	5.946	11/25/42	374,974

Mortgage-Backed Obligations – (continued)
Interest Only(b) – (continued)
FNMA REMIC Series 2012-140, Class PI
$1,598,270	3.500%	12/25/42	$210,525
FNMA REMIC Series 2012-148, Class MI
2,190,567	3.500	11/25/42	291,473
FNMA REMIC Series 2013-19, Class SJ(a)
673,853	5.946	03/25/43	153,504
FNMA REMIC Series 2013-5, Class GI
3,662,283	3.500	10/25/42	491,980
FNMA STRIPS Series 410, Class C2
626,796	4.000	04/25/42	96,811
FNMA STRIPS Series 413, Class C23
714,695	3.500	04/25/42	112,397
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
23,365	0.123	08/25/33	126
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
6,305	0.320	07/25/33	14

			4,070,655

Inverse Floaters(a) – 0.0%
GNMA Series 2001-48, Class SA
9,606	25.827	10/16/31	14,854
GNMA Series 2001-51, Class SB
9,714	25.827	10/16/31	14,967

			29,821

Planned Amortization Class – 1.1%
FHLMC REMIC Series 3748
1,000,000	4.000	11/15/39	1,070,105
FHLMC REMIC Series 3906, Class HG
2,254,363	4.000	08/15/26	2,413,172

			3,483,277

Sequential Fixed Rate – 0.2%
FHLMC REMIC Series 2042, Class N
213,854	6.500	03/15/28	241,463
FNMA REMIC Series 2000-16, Class ZG
403,669	8.500	06/25/30	488,439

			729,902

Sequential Floating Rate(a) – 3.5%
FHLMC REMIC Series 4103, Class BF
2,802,666	0.553	12/15/38	2,809,700
FNMA REMIC Series 2011-63, Class FG
655,410	0.654	07/25/41	656,656
FNMA REMIC Series 2012-68, Class AF
1,950,266	0.654	02/25/39	1,963,927
FNMA REMIC Series 2012-68, Class FB
5,346,881	0.654	04/25/39	5,383,351

			10,813,634

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$23,858,998

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Commercial Mortgage-Backed Securities – 11.3%
Sequential Fixed Rate – 4.8%
Credit Suisse Commercial Mortgage Pass-Through Certificates Series 2006-C5, Class A3
$4,600,000	5.311%	12/15/39	$5,158,296
DBUBS Mortgage Trust Series 2011-LC2A, Class A4(d)
1,000,000	4.537	07/10/44	1,140,109
FHLMC Multifamily Structured Pass-Through Certificates Series KSMC, Class A2
3,300,000	2.615	01/25/23	3,304,798
FHLMC Multifamily Structured Pass-Through Certificates Series K005, Class A2
2,000,000	4.317	11/25/19	2,299,813
FHLMC Multifamily Structured Pass-Through Certificates Series K023, Class A2
300,000	2.307	08/25/22	299,174
UBS Barclays Commercial Mortgage Trust Series 2012-C3, Class A4
2,800,000	3.091	08/10/49	2,880,022

			15,082,212

Sequential Floating Rate(a) – 6.5%
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class AM
150,000	5.619	04/10/49	171,766
FREMF Mortgage Trust Series 2012-K17, Class B(d)
325,000	4.351	12/25/44	344,606
FREMF Mortgage Trust Series 2012-K706, Class B(d)
900,000	4.023	11/25/44	962,342
FREMF Mortgage Trust Series 2012-K706, Class C(d)
625,000	4.023	11/25/44	634,059
FREMF Mortgage Trust Series 2012-K707, Class C(d)
425,000	3.882	01/25/47	428,413
GS Mortgage Securities Trust Series 2007-GG10, Class A4
13,000,000	5.787	08/10/45	14,876,710
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class A3
1,000,000	5.866	09/15/45	1,153,943
Morgan Stanley Capital I, Inc. Series 2007-HQ11, Class AM
50,000	5.478	02/12/44	56,041
Morgan Stanley Capital I, Inc. Series 2007-HQ13, Class AM
50,000	5.931	12/15/44	47,635
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A4(d)
1,300,000	4.869	02/15/44	1,520,368

			20,195,883

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$35,278,095

Federal Agencies – 71.0%
Adjustable Rate FHLMC(a) – 0.3%
$174,065	2.375%	04/01/33	$184,910
74,700	2.409	09/01/33	79,365
33,737	2.280	10/01/34	35,684
61,654	2.378	11/01/34	65,077
61,756	2.372	02/01/35	65,736

Mortgage-Backed Obligations – (continued)
Adjustable Rate FHLMC(a) – (continued)
$218,545	2.381%	06/01/35	$232,519
221,774	2.380	08/01/35	235,982

			899,273

Adjustable Rate FNMA(a) – 0.7%
7,416	2.261	07/01/22	7,651
21,230	2.321	07/01/27	22,115
30,225	2.321	11/01/27	31,476
7,338	2.321	01/01/31	7,690
8,840	2.321	06/01/32	9,274
17,969	2.261	08/01/32	18,796
51,596	2.261	05/01/33	54,036
24,630	2.024	06/01/33	25,707
296,638	2.384	06/01/33	315,432
21,514	2.363	07/01/33	22,846
285,819	2.250	08/01/33	298,325
3,117	2.934	09/01/33	3,352
1,316	2.550	12/01/33	1,351
171,581	2.649	12/01/33	183,326
6,099	2.457	04/01/34	6,497
453,261	2.655	08/01/34	487,397
74,642	2.777	11/01/34	79,836
100,623	2.389	02/01/35	106,092
130,646	2.502	03/01/35	137,607
75,152	2.909	04/01/35	80,812
135,184	2.925	05/01/35	145,365
18,496	2.321	11/01/35	19,270
79,532	2.321	12/01/37	82,900
44,526	2.321	01/01/38	46,420
32,501	2.321	11/01/40	34,055

			2,227,628

Adjustable Rate GNMA(a) – 0.7%
43,385	1.750	06/20/23	44,724
20,458	1.750	07/20/23	21,099
21,203	1.750	08/20/23	21,871
55,678	1.750	09/20/23	57,444
15,672	1.625	03/20/24	16,180
141,281	1.750	04/20/24	145,918
17,159	1.750	05/20/24	17,725
116,387	1.750	06/20/24	120,241
26,590	2.000	06/20/24	27,814
38,407	1.750	07/20/24	39,654
41,727	2.000	07/20/24	43,665
71,953	1.750	08/20/24	74,382
37,937	2.000	08/20/24	39,771
34,761	1.750	09/20/24	35,941
41,964	2.000	11/20/24	44,024
15,929	2.000	12/20/24	16,715
23,339	2.500	12/20/24	24,805
27,919	2.000	01/20/25	29,302
14,730	2.000	02/20/25	15,465
50,178	2.000	05/20/25	52,722
40,798	2.000	07/20/25	42,887
20,219	1.625	02/20/26	20,957
1,056	1.750	07/20/26	1,096

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(a) – (continued)
$25,568	1.625%	01/20/27	$26,546
28,545	2.000	01/20/27	30,127
20,013	1.625	02/20/27	20,782
147,029	1.750	04/20/27	152,740
16,656	1.750	05/20/27	17,305
16,462	1.750	06/20/27	17,107
6,098	1.625	11/20/27	6,341
23,749	1.625	12/20/27	24,697
47,704	1.625	01/20/28	49,613
16,572	1.625	02/20/28	17,238
17,271	1.625	03/20/28	17,967
88,554	1.750	07/20/29	92,189
40,645	1.750	08/20/29	42,395
11,352	1.750	09/20/29	11,821
45,671	1.625	10/20/29	47,603
51,550	1.625	11/20/29	53,707
14,156	1.625	12/20/29	14,765
17,616	1.625	01/20/30	18,379
8,727	1.625	02/20/30	9,090
42,599	1.625	03/20/30	44,449
52,300	1.750	04/20/30	54,592
78,385	1.750	05/20/30	81,822
55,018	2.000	05/20/30	58,473
13,009	1.750	06/20/30	13,581
114,843	2.000	07/20/30	122,056
22,200	2.000	09/20/30	23,595
38,684	1.625	10/20/30	40,403
176,908	1.625	12/20/34	185,383

			2,249,168

FHLMC – 17.2%
2,737	6.000	12/01/14	2,781
7,571	6.000	03/01/16	8,124
765	5.000	09/01/16	816
7,275	5.000	11/01/16	7,781
25,870	5.000	01/01/17	27,684
38,715	5.000	02/01/17	41,348
33,561	5.000	03/01/17	35,845
61,063	5.000	04/01/17	65,214
1,791	5.000	05/01/17	1,913
1,425	5.000	08/01/17	1,522
180,018	5.000	09/01/17	192,260
205,250	5.000	10/01/17	219,206
116,398	5.000	11/01/17	124,313
116,053	5.000	12/01/17	123,949
140,353	5.000	01/01/18	149,913
339,370	5.000	02/01/18	362,672
332,717	5.000	03/01/18	355,614
289,620	5.000	04/01/18	309,587
31,622	4.500	05/01/18	33,699
215,521	5.000	05/01/18	230,384
57,028	5.000	06/01/18	61,018
55,013	5.000	07/01/18	59,063
29,874	5.000	08/01/18	31,991
21,521	5.000	09/01/18	22,990
66,151	5.000	10/01/18	70,720

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$77,206	5.000%	11/01/18	$82,585
34,976	5.000	12/01/18	37,366
6,599	5.000	01/01/19	7,049
1,523	5.000	02/01/19	1,630
235,250	5.500	04/01/20	254,597
732,218	4.500	08/01/23	784,250
2,635,599	4.500	06/01/26	2,815,980
77,622	7.000	04/01/31	88,774
1,247,820	7.000	09/01/31	1,427,730
868,610	4.000	02/01/32	931,820
417,358	7.000	04/01/32	476,421
1,136,676	7.000	05/01/32	1,297,534
414,001	5.000	10/01/33	446,033
27,412	5.500	12/01/33	30,072
647,387	5.500	04/01/35	701,695
17,775	5.000	07/01/35	19,129
240,626	5.000	08/01/35	258,291
362,623	5.000	12/01/35	392,299
247,816	5.500	01/01/36	270,274
851	5.500	02/01/36	927
48,613	4.000	08/01/36	52,192
123,238	4.000	09/01/36	131,738
144,055	4.000	10/01/36	154,662
209,160	4.000	12/01/36	224,561
806,013	5.000	02/01/37	864,862
22,511	5.500	03/01/37	24,340
1,621,034	5.500	06/01/37	1,752,736
228,111	5.000	07/01/37	244,731
862,899	5.500	11/01/37	933,005
35,034	5.500	01/01/38	37,880
24,188	5.500	02/01/38	26,153
14,313	5.000	03/01/38	15,358
118,761	5.500	04/01/38	128,410
990,469	5.500	05/01/38	1,071,132
84,109	5.500	07/01/38	90,958
52,095	5.500	08/01/38	56,327
151,245	5.000	10/01/38	162,219
3,626,673	5.000	12/01/38	3,890,898
7,593	5.000	02/01/39	8,144
176,536	5.000	05/01/39	190,799
745,245	4.500	09/01/39	815,577
721,326	4.500	10/01/39	770,634
411,696	5.500	12/01/39	445,224
150,362	5.500	03/01/40	162,607
969,383	4.500	05/01/40	1,036,955
936,648	5.500	08/01/40	1,012,928
212,939	4.500	02/01/41	227,836
25,379	4.500	03/01/41	27,154
1,484,480	4.500	05/01/41	1,588,337
2,890,150	4.500	06/01/41	3,091,610
18,414	5.000	06/01/41	20,257
336,170	5.000	07/01/41	369,828
1,910,710	4.500	09/01/41	2,044,386
2,516,004	4.000	11/01/41	2,699,100

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$8,000,000	3.000%	03/01/43		$8,218,250
8,000,000	2.500	TBA-15yr	(e)	8,282,500

				53,739,151

FNMA – 48.4%
1,144	5.500	04/01/16		1,223
1,097	5.500	08/01/16		1,173
15,891	5.500	11/01/16		16,991
12,190	5.500	12/01/16		13,034
17,319	5.500	01/01/17		18,518
1,460	5.500	05/01/17		1,563
6,281	5.500	07/01/17		6,726
910	5.500	09/01/17		974
13,632	5.500	01/01/18		14,598
11,624	5.500	02/01/18		12,448
1,095	6.000	02/01/18		1,200
865,188	2.800	03/01/18		927,241
320,834	5.000	03/01/18		345,724
22,878	5.500	04/01/18		24,671
2,530,000	3.840	05/01/18		2,815,316
5,319	5.500	05/01/18		5,751
14,439	6.000	05/01/18		15,817
420,311	5.000	06/01/18		452,918
1,068,717	4.000	08/01/18		1,142,407
22,119	5.000	09/01/18		23,835
100,065	6.000	11/01/18		109,888
74,379	7.000	11/01/18		78,928
773,589	4.500	12/01/18		832,144
166,779	6.000	12/01/18		182,695
141,401	6.000	01/01/19		154,894
4,074	5.500	02/01/19		4,440
20,403	5.500	04/01/19		22,234
47,807	6.000	04/01/19		52,369
3,675	5.500	05/01/19		3,969
10,282	6.000	05/01/19		11,264
23,095	5.500	07/01/19		25,169
63,735	5.500	08/01/19		69,457
30,493	5.500	09/01/19		33,231
67,593	5.500	10/01/19		73,660
27,394	5.500	11/01/19		29,853
15,357	5.500	12/01/19		16,736
102,945	5.500	02/01/20		112,186
424,950	4.500	03/01/20		457,115
871,879	3.416	10/01/20		952,123
32,408	5.500	01/01/21		35,317
44,439	7.000	09/01/21		50,646
140,892	7.000	06/01/22		161,689
57,280	7.000	07/01/22		64,563
7,177	4.500	04/01/23		7,714
581	7.000	01/01/29		675
367	5.500	04/01/29		404
2,599	7.000	09/01/29		3,020
26,254	7.000	08/01/31		28,899
1,769	7.000	03/01/32		2,051
2,346	7.000	04/01/32		2,720
1,373	7.000	05/01/32		1,592

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$7,490	7.000%	06/01/32		$8,683
2,205	7.000	07/01/32		2,556
98,672	6.000	01/01/33		109,281
4,636	6.000	02/01/33		5,134
424,273	5.500	04/01/33		468,391
60,878	5.000	08/01/33		66,401
4,203	5.000	09/01/33		4,586
10,051	5.500	09/01/33		11,081
77,120	5.500	02/01/34		84,971
15,704	5.500	03/01/34		17,302
20,456	5.500	04/01/34		22,540
241	5.500	06/01/34		265
95,681	5.500	07/01/34		105,395
15,935	5.500	08/01/34		17,567
39,584	5.500	10/01/34		43,590
422,741	5.500	12/01/34		465,246
715	6.000	12/01/34		794
430,858	6.000	04/01/35		477,357
95,440	5.000	06/01/35		103,478
13,108	5.500	06/01/35		14,403
545,761	5.000	07/01/35		594,285
16,657	5.500	07/01/35		18,314
19,077	5.500	08/01/35		20,965
6,412	5.000	09/01/35		6,931
19,556	5.500	09/01/35		21,467
244,612	6.000	10/01/35		270,870
6,121	5.000	11/01/35		6,617
7,241	5.500	12/01/35		7,978
6,902	6.000	12/01/35		7,598
332	5.500	02/01/36		364
17,956	5.500	04/01/36		19,568
8,292	6.000	04/01/36		9,118
91,456	4.000	09/01/36		97,648
143,999	4.000	02/01/37		153,747
11,322	5.500	02/01/37		12,344
41,425	5.500	04/01/37		45,188
180,964	6.000	04/01/37		197,787
2,607	5.500	05/01/37		2,842
64,648	5.000	06/01/37		70,390
1,103	5.500	06/01/37		1,203
19,719	5.500	07/01/37		21,502
3,753	5.500	08/01/37		4,092
239,974	6.500	10/01/37		268,358
595	5.500	12/01/37		649
1,379	5.500	02/01/38		1,504
15,163	5.500	03/01/38		16,538
66,886	5.500	04/01/38		72,979
16,115	5.500	05/01/38		17,593
4,366	5.500	06/01/38		4,762
5,015	5.500	07/01/38		5,470
3,268	5.500	08/01/38		3,565
2,967	5.500	09/01/38		3,238
510,266	6.000	09/01/38		557,658
1,545	5.500	12/01/38		1,687
1,189,396	5.000	01/01/39		1,289,553
483,069	6.000	01/01/39		527,935

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$807,887	6.500%	01/01/39		$904,919
17,807	5.500	02/01/39		19,508
16,700	4.000	08/01/39		17,771
36,793	4.000	10/01/40		39,188
228,034	4.000	11/01/40		242,877
34,362	4.000	12/01/40		36,598
4,071,586	4.500	12/01/40		4,386,906
35,876	4.000	01/01/41		38,211
331,725	4.500	01/01/41		357,415
55,696	4.000	02/01/41		59,343
1,067,768	4.500	02/01/41		1,151,633
862,418	4.000	03/01/41		918,890
19,364	4.000	05/01/41		20,632
10,228,967	6.000	05/01/41		11,227,890
835,857	4.500	07/01/41		902,264
96,304	4.000	08/01/41		102,611
185,971	4.500	08/01/41		200,577
52,828	4.000	09/01/41		56,287
2,194,796	4.500	09/01/41		2,369,073
43,899	4.000	10/01/41		46,774
51,146	4.500	10/01/41		55,163
870,003	4.000	11/01/41		928,211
1,027,383	4.000	01/01/42		1,094,913
1,874,604	4.000	02/01/42		2,020,472
1,954,399	3.500	10/01/42		2,064,055
982,526	3.500	11/01/42		1,038,161
6,000,000	2.500	TBA-30yr	(e)	5,947,500
11,000,000	2.500	TBA-15yr	(e)	11,411,641
28,000,000	3.000	TBA-30yr	(e)	28,872,813
2,000,000	3.000	TBA-15yr	(e)	2,103,594
20,000,000	3.500	TBA-30yr	(e)	21,115,424
30,000,000	4.000	TBA-30yr	(e)	31,953,165
3,000,000	4.500	TBA-30yr	(e)	3,232,001
1,000,000	5.500	TBA-30yr	(e)	1,090,625

				151,842,206

GNMA – 3.7%
182,429	5.500	07/15/20		196,349
334,596	3.950	07/15/25		363,987
13,711	6.000	04/15/26		15,499
18,231	5.000	11/15/33		20,029
922,919	5.000	07/15/41		1,004,963
977,188	5.000	11/15/41		1,064,056
9,000,000	2.500	TBA-30yr	(e)	8,939,063

				11,603,946

TOTAL FEDERAL AGENCIES				$222,561,372

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $278,832,051)				$281,698,465

Asset-Backed Securities – 1.8%
Home Equity – 0.3%
Countrywide Home Equity Loan Trust Series 2003-D, Class A(a)
$42,267	0.463%	06/15/29		$39,556
Countrywide Home Equity Loan Trust Series 2004-G, Class 2A(a)
40,564	0.423	12/15/29		34,172
Countrywide Home Equity Loan Trust Series 2004-J, Class 2A(a)
45,992	0.493	12/15/33		34,268
Countrywide Home Equity Loan Trust Series 2004-O, Class 1A(a)
166,435	0.483	02/15/34		121,586
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
269,956	7.000	09/25/37		252,703
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
386,271	7.000	09/25/37		362,671
Residential Asset Mortgage Products, Inc. Series 2004-RZ1, Class AII(a)
190,483	0.684	03/25/34		162,053

				1,007,009

Student Loan(a) – 1.5%
Brazos Higher Education Authority, Inc. Series 2004-1, Class A-2
1,484,683	0.444	06/27/22		1,483,212
College Loan Corp. Trust Series 2004-1, Class A3
12,302	0.461	04/25/21		12,061
Education Funding Capital Trust I Series 2004-1, Class A2
290,452	0.440	12/15/22		289,728
GCO Education Loan Funding Trust Series 2006-1, Class A11L
300,000	0.518	05/25/36		275,404
Louisiana Public Facilities Authority Series 2011-A, Class A3
1,200,000	1.251	04/25/35		1,199,014
Northstar Education Finance, Inc. Series 2004-1, Class A4
1,040,000	0.491	04/29/19		1,039,657
Northstar Education Finance, Inc. Series 2005-1, Class A1
125,842	0.401	10/28/26		125,450
US Education Loan Trust LLC Series 2006-1, Class A2(d)
169,298	0.417	03/01/25		168,561

				4,593,087

TOTAL ASSET-BACKED SECURITIES
(Cost $5,637,684)				$5,600,096

U.S. Treasury Obligation – 0.5%
United States Treasury Note
$1,700,000	0.750%	03/31/18		$1,697,807
(Cost $1,699,168)

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2013

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – 0.4%
Interest Rate Swaptions
Bank of America NA Call – OTC – 10 year Interest Rate Swap Strike Price 4.070%
$3,700,000	4.070%	03/29/16	$89,647
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.625%
2,300,000	3.625	02/22/16	74,791
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.570%
2,400,000	3.570	02/22/16	81,481
Deutsche Bank AG Call – OTC – 2 year Interest Rate Swap Strike Price 2.030%
7,500,000	2.030	10/26/15	39,740
Deutsche Bank AG Call – OTC – 2 year Interest Rate Swap Strike Price 1.950%
7,600,000	1.950	10/26/15	42,635
JPMorgan Chase Bank NA Call – OTC – 2 year Interest Rate Swap Strike Price 1.855%
7,300,000	1.855	11/02/15	44,810
Morgan Stanley Capital Services, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.620%
4,300,000	3.620	03/07/16	143,153
Morgan Stanley Capital Services, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.652%
9,300,000	3.652	02/22/16	296,069
Morgan Stanley Capital Services, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.630%
9,700,000	3.630	02/16/16	311,453

TOTAL OPTIONS PURCHASED – 0.4%
(Cost $1,272,271)			$1,123,779

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $287,441,174)			$290,120,147

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(f) – 43.7%
Repurchase Agreement – 43.7%
Joint Repurchase Agreement Account II
$137,000,000	0.223%	04/01/13	$137,000,000
(Cost $137,000,000)

TOTAL INVESTMENTS – 136.3%
(Cost $424,441,174)			$427,120,147

LIABILITIES IN EXCESS OF OTHER ASSETS – (36.3)%			(113,645,628)

NET ASSETS – 100.0%			$313,474,519

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2013.
(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(c)	Issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.
(d)	Exempt from registration under rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $5,198,458, which represents approximately 1.7% of net assets as of March 31, 2013.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $122,948,326 which represents approximately 39.2% of net assets as of March 31, 2013.
(f)	Joint repurchase agreement was entered into on March 28, 2013. Additional information appears on page 107.

Investment Abbreviations:
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
FREMF	—Freddie Mac Multi Family
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
OTC	—Over the Counter
REMIC	—Real Estate Mortgage Investment Conduit
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At March 31, 2013, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(e)	Settlement Date	Principal Amount	Value
FHLMC	3.000%	TBA-30yr	04/11/13	$(3,000,000)	$(3,079,922)
FHLMC	5.500	TBA-30yr	04/11/13	(1,000,000)	(1,084,063)
FNMA	6.000	TBA-30yr	04/11/13	(2,000,000)	(2,191,250)
GNMA	5.000	TBA-30yr	04/18/13	(1,000,000)	(1,088,437)
TOTAL (Proceeds Receivable: $7,425,234)					$(7,443,672)

FUTURES CONTRACTS — At March 31, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	38	June 2013	$9,468,650	$26,040
Ultra Long U.S. Treasury Bonds	46	June 2013	7,249,312	590
2 Year U.S. Treasury Notes	7	June 2013	1,543,172	426
5 Year U.S. Treasury Notes	545	June 2013	67,609,805	139,628
10 Year U.S. Treasury Notes	(201)	June 2013	(26,528,859)	(157,515)
30 Year U.S. Treasury Bonds	(120)	June 2013	(17,336,250)	(68,126)
TOTAL				$(58,957)

SWAP CONTRACTS — At March 31, 2013, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Citibank NA	$8,800	06/19/18	3 month LIBOR	1.000%	$(33,622)	$55,319
	1,100	06/19/20	3 month LIBOR	1.250	7,258	14,376
	9,100	06/19/23	2.000%	3 month LIBOR	(181,039)	101,281
	900	02/24/26	3.070	3 month LIBOR	—	4,827
	900	02/24/26	3.125	3 month LIBOR	—	9,186
Credit Suisse International (London)	16,000	05/31/17	3 month LIBOR	0.700	(17,521)	53,284
Deutsche Bank Securities, Inc.	3,400	10/28/17	1.450	3 month LIBOR	—	6,479
	3,400	10/28/17	1.530	3 month LIBOR	—	11,839
	2,800	06/19/43	3 month LIBOR	2.750	(89,330)	255,863
JPMorgan Securities, Inc.	3,300	11/05/17	1.355	3 month LIBOR	—	(756)
	4,600	06/19/23	2.000	3 month LIBOR	(89,751)	49,433
Morgan Stanley Capital Services, Inc.	3,600	02/18/26	3.130	3 month LIBOR	—	40,053
	3,500	02/24/26	3.152	3 month LIBOR	—	44,045
	2,000	03/09/26	3.120	3 month LIBOR	—	17,569
TOTAL					$(404,005)	$662,798

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2013.

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2013

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
	Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
	$1,000	03/31/26	3.070%	3 month LIBOR	$16	$4,331
	7,200	06/19/28	3 month LIBOR	2.250%	391,903	(34,196)
TOTAL					$391,919	$(29,865)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2013.

CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2013(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America Securities LLC	Tranches of Commercial Mortgage-Backed Index AAA	$500	0.350%	02/17/51	1.085%	$(18,084)	$3,833
Citibank NA	Tranches of Commercial Mortgage-Backed Index AAA	12,300	0.350	02/17/51	1.085	(414,707)	64,116
TOTAL						$(432,791)	$67,949

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

WRITTEN OPTIONS CONTRACTS — For the fiscal year ended March 31, 2013, the Fund had the following written swaptions activity:

	Notional Amount (000s)	Premiums Received
Contracts Outstanding March 31, 2012	$—	$—
Contracts Written	15,900	348,480
Contracts Bought to Close	(15,900)	(348,480)
Contracts Outstanding March 31, 2013	$—	$—

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Schedule of Investments

March 31, 2013

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At March 31, 2013, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of April 1, 2013, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Emerging Markets Debt	$17,100,000	$17,100,424	$17,511,515
High Yield	162,900,000	162,904,036	166,820,225
High Yield Floating Rate	469,600,000	469,611,636	480,901,030
Investment Grade Credit	1,300,000	1,300,032	1,331,285
Local Emerging Markets Debt	180,200,000	180,204,465	184,536,554
U.S. Mortgages	137,000,000	137,003,395	140,296,936

REPURCHASE AGREEMENTS — At March 31, 2013, the Principal Amounts of the Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
BNP Paribas Securities Co.	0.150%	$895,163	$8,527,605	$24,582,955	$68,053	$9,433,238	$7,171,774
BNP Paribas Securities Co.	0.230	6,862,916	65,378,307	188,469,325	521,743	72,321,491	54,983,598
Credit Suisse Securities LLC	0.170	298,388	2,842,535	8,194,318	22,684	3,144,413	2,390,591
Deutsche Bank Securities, Inc.	0.250	2,120,940	20,204,739	58,245,215	161,241	22,350,485	16,992,322
JPMorgan Securities LLC	0.200	2,625,811	25,014,309	72,110,002	199,623	27,670,831	21,037,202
Wells Fargo Securities LLC	0.230	4,296,782	40,932,505	117,998,185	326,656	45,279,542	34,424,513
TOTAL		$17,100,000	$162,900,000	$469,600,000	$1,300,000	$180,200,000	$137,000,000

At March 31, 2013, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	2.500 to 5.000%	03/01/23 to 03/01/43
Federal National Mortgage Association	2.500 to 7.000	03/01/20 to 03/01/43
Government National Mortgage Association	2.500 to 5.000	11/15/26 to 03/20/43
U.S. Treasury Notes	1.250 to 3.000	02/15/14 to 09/30/16

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities

March 31, 2013

Emerging Markets Debt Fund
Assets:
Investments of unaffiliated issuers, at value (cost $1,554,933,865, $5,430,688,733, $1,414,989,490, $551,251,311, $3,317,044,664 and $287,441,174)	$1,599,315,980
Investments of affiliated issuers, at value (cost $37,567,868 for High Yield Floating Rate Fund)	—
Repurchase agreement, at value which equals cost	17,100,000
Cash	9,977,565
Foreign currencies, at value (cost $1,011,627, $10,781,124, $22,855, $0, $30,347,658 and $0)	1,012,123
Receivables:
Investment sold	21,472,093
Investments sold on an extended settlement basis	—
Interest	21,327,001
Fund shares sold	17,979,762
Collateral on certain derivative contracts(a)(b)	4,945,000
Unrealized gain on forward foreign currency exchange contracts	3,873,821
Unrealized gain on swap contracts	530,343
Reimbursement from investment adviser	212,143
Variation margin on certain derivative contracts	—
Foreign tax reclaims, at value	—
Unrealized gain on Unfunded loan commitment	—
Upfront payments made on swap contracts	—
Other assets	15,514
Total assets	1,697,761,345

Liabilities:
Payables:
Investments purchased	30,503,287
Investments purchased on an extended settlement basis	34,701,544
Unrealized loss on forward foreign currency exchange contracts	7,046,358
Fund shares redeemed	5,098,236
Unrealized loss on swap contracts	2,358,904
Amounts owed to affiliates	1,247,565
Due to broker	995,397
Income distributions	377,804
Due to broker — upfront payment	233,980
Upfront payments received on swap contracts	78,987
Collateral on certain derivative contracts	50,000
Forward sale contracts, at value (proceeds receivable $7,425,234 for U.S. Mortgages Fund)	—
Deferred foreign capital gains tax	—
Variation margin on certain derivative contracts	290,361
Accrued expenses and other liabilities	259,175
Total liabilities	83,241,598

Net Assets:
Paid-in capital	1,549,613,729
Undistributed (distributions in excess of) net investment income	3,283,034
Accumulated net realized gain (loss)	23,754,137
Net unrealized gain	37,868,847
NET ASSETS	$1,614,519,747
Net Assets:
Class A	$211,379,425
Class B	—
Class C	49,527,458
Institutional	1,329,642,705
Service	—
Separate Account Institutional Shares	—
Class IR	23,970,159
Class R	—
Total Net Assets	$1,614,519,747
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	15,919,368
Class B	—
Class C	3,732,180
Institutional	100,025,201
Service	—
Separate Account Institutional Shares	—
Class IR	1,803,355
Class R	—
Net asset value, offering and redemption price per share:(c)
Class A	$13.28
Class B	—
Class C	13.27
Institutional	13.29
Service	—
Separate Account Institutional Shares	—
Class IR	13.29
Class R	—

(a)	Includes segregated cash of $2,515,000, $920,000, $7,870,000 and $520,000 for the Emerging Markets Debt, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, respectively, relating to initial margin requirements and collateral on futures transactions.
(b)	Segregated for initial margin on swap transactions of $231,362 and $306,993, for the Investment Grade Credit and U.S. Mortgages Funds, respectively.
(c)	Maximum public offering price per share for Class A shares of Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds is $13.91, $7.75, $10.34, $10.09, $10.17 and $11.01, respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

High Yield Fund	High Yield Floating Rate Fund	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund

$5,710,161,448	$1,431,892,469	$582,277,287	$3,337,195,838	$290,120,147
—	37,584,737	—	—	—
162,900,000	469,600,000	1,300,000	180,200,000	137,000,000
3,630,057	32,629,359	23,591	30,471,969	34,274
10,781,124	22,432	—	30,347,883	—

—	—	900,182	5,830,138	16,503
85,157,240	14,451,114	—	—	93,063,477
118,241,633	6,831,495	6,011,754	48,170,290	579,807
21,721,847	52,392,877	13,712,420	42,778,553	11,147,559
—	—	1,353,946	9,560,000	994,716
2,341,028	32,440	—	17,415,910	—
—	—	1,090,568	13,263,342	731,503
—	—	36,012	369,011	25,891
—	—	1,785	—	—
23,278	—	—	790,758	—
—	4,527	—	—	—
—	670,313	21,743	29	7,258
58,527	7,793	4,237	22,225	2,605
6,115,016,182	2,046,119,556	606,733,525	3,716,415,946	533,723,740

13,217,426	67,870	4,337,987	90,866,215	1,699,203
125,984,836	315,507,030	1,968,265	75,996,773	208,097,070
185,809	—	210,678	27,040,195	—
43,248,062	4,389,465	1,989,946	5,965,133	760,235
—	27,145	186,807	10,744,394	756
3,752,964	773,722	221,989	2,467,408	95,909
—	—	—	—	—
1,270,202	24,622	117,834	395,465	83,734
—	684,896	—	—	—
—	—	430,366	873,145	844,054
—	—	2,922,601	3,892,660	1,087,657
—	—	—	—	7,443,672
—	—	—	1,731,228	—
—	—	209,288	49,266	55,068
1,142,602	92,570	72,238	622,084	81,863
188,801,901	321,567,320	12,667,999	220,643,966	220,249,221

5,539,565,549	1,708,716,077	557,940,379	3,455,066,720	313,507,047
(1,270,203)	(71,647)	138,216	(10,151,542)	94,515
106,355,953	(1,021,205)	4,693,945	42,134,243	(3,429,503)
281,562,982	16,929,011	31,292,986	8,722,559	3,302,460
$5,926,214,281	$1,724,552,236	$594,065,526	$3,495,771,980	$313,474,519

$576,059,974	$8,367,216	$30,215,958	$190,479,633	$4,488,100
20,354,616	—	—	—	—
106,062,713	1,647,554	—	32,070,990	—
5,167,948,019	1,710,410,790	274,094,678	3,252,342,968	13,663,829
17,512,181	—	—	—	—
—	—	289,031,934	—	295,321,511
19,711,477	4,115,888	722,956	20,878,389	1,079
18,565,301	10,788	—	—	—
$5,926,214,281	$1,724,552,236	$594,065,526	$3,495,771,980	$313,474,519

77,867,424	827,269	3,112,170	19,618,850	423,431
2,744,993	—	—	—	—
14,316,454	162,862	—	3,298,190	—
696,427,837	168,920,466	28,224,626	334,912,320	1,286,326
2,368,019	—	—	—	—
—	—	29,754,078	—	27,858,734
2,658,471	406,268	74,431	2,150,981	102
2,509,210	1,066	—	—	—

$7.40	$10.11	$9.71	$9.71	$10.60
7.42	—	—	—	—
7.41	10.12	—	9.72	—
7.42	10.13	9.71	9.71	10.62
7.40	—	—	—	—
—	—	9.71	—	10.60
7.41	10.13	9.71	9.71	10.63
7.40	10.12	—	—	—

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2013

Emerging Markets Debt Fund
Investment income:
Interest	$83,318,562
Dividends — unaffiliated issuers	—
Dividends — affiliated issuers	—
Total investment income	83,318,562

Expenses:
Management fees	11,628,709
Distribution and Service fees(a)	929,293
Transfer Agent fees(a)	818,442
Custody, accounting and administrative services	510,958
Printing and mailing costs	301,444
Registration fees	170,078
Professional fees	108,114
Trustee fees	23,554
Service Share fees — Shareholder Administration Plan	—
Service Share fees — Service Plan	—
Other	45,988
Total expenses	14,536,580
Less — expense reductions	(415,356)
Net expenses	14,121,224
NET INVESTMENT INCOME	69,197,338

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments (net of foreign tax of $1,083,019 for Local Emerging Markets Debt Fund)	68,514,196
Futures contracts	(3,264,419)
Written options	—
Swap contracts	(2,397,474)
Non-deliverable bond forward contracts	—
Forward foreign currency exchange contracts	9,974,719
Foreign currency transactions	(1,636,217)
Net change in unrealized gain (loss) on:
Investments (net of deferred foreign taxes of $1,731,228 for Local Emerging Markets Debt Fund)	13,464,387
Futures contracts	(1,650,753)
Unfunded loan commitment	—
Swap contracts	(1,900,095)
Forward foreign currency exchange contracts	(1,164,402)
Foreign currency transactions	(142,764)
Net realized and unrealized gain	79,797,178
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$148,994,516

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Separate Account Institutional	Class IR	Class R
Emerging Markets Debt	$522,429	$—	$406,864	$—	$271,663	$—	$52,893	$476,099	$—	$—	$17,787	$—
High Yield	1,519,015	263,350	1,086,482	91,370	789,887	34,235	141,243	2,028,213	8,326	—	38,242	23,756
High Yield Floating Rate	25,685	—	8,518	52	13,356	—	1,107	341,085	—	—	3,698	15
Investment Grade Credit	414,500	—	—	—	215,540	—	—	59,186	—	98,339	1,319	—
Local Emerging Markets Debt	435,820	—	236,697	—	226,626	—	30,771	816,939	—	—	16,812	—
U.S. Mortgages	15,457	—	—	—	8,037	—	—	4,024	—	127,653	—	—

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

High Yield Fund	High Yield Floating Rate Fund	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund

$429,588,022	$40,675,373	$21,767,046	$134,563,382	$6,241,130
688,795	—	13,878	—	—
—	67,870	—	—	—
430,276,817	40,743,243	21,780,924	134,563,382	6,241,130

38,189,753	5,162,412	2,242,512	19,985,286	1,341,500
2,960,217	34,255	414,500	672,517	15,457
3,063,902	359,261	374,384	1,091,148	139,714
467,471	317,934	131,249	2,127,518	208,549
116,771	18,726	20,582	104,884	17,738
143,248	77,129	65,077	92,092	56,456
105,219	128,712	68,915	114,672	94,997
36,974	17,385	16,718	25,538	16,224
52,035	—	—	—	—
52,035	—	—	—	—
179,506	33,940	26,408	73,050	18,237
45,367,131	6,149,754	3,360,345	24,286,705	1,908,872
(6,553)	(13,427)	(699,999)	(2,826,305)	(636,509)
45,360,578	6,136,327	2,660,346	21,460,400	1,272,363
384,916,239	34,606,916	19,120,578	113,102,982	4,968,767

175,238,556	4,413,272	19,309,041	84,873,430	9,225,032
—	—	677,647	(1,894,643)	(2,303)
—	—	288,748	—	164,068
1,894,204	856,984	(899,418)	12,157,716	(1,575,495)
—	—	—	4,822,924	—
19,621,662	31,557	58,446	1,888,117	—
(20,207,185)	(107,343)	(36,520)	(29,563,548)	—

157,607,256	14,297,216	7,535,199	2,173,225	1,890,097
—	—	721,602	(2,000,105)	(103,791)
—	4,527	—	—	—
(1,456,241)	(27,145)	707,486	4,225,653	630,835
2,590,951	32,440	(210,678)	(9,113,175)	—
(136,870)	(659)	8	(602,174)	—
335,152,333	19,500,849	28,151,561	66,967,420	10,228,443
$720,068,572	$54,107,765	$47,272,139	$180,070,402	$15,197,210

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Emerging Markets Debt Fund
	For the Fiscal Year Ended March 31, 2013		For the Fiscal Year Ended March 31, 2012
From operations:
Net investment income	$69,197,338		$33,826,669
Net realized gain (loss)	71,190,805		22,101,037
Net change in unrealized gain (loss)	8,606,373		20,076,146
Net increase in net assets resulting from operations	148,994,516		76,003,852

Distributions to shareholders:
From net investment income
Class A Shares	(10,198,768)		(7,419,057)
Class B Shares	—		—
Class C Shares	(1,687,252)		(1,265,148)
Institutional Shares	(62,374,847)		(25,181,576)
Service Shares	—		—
Class IR Shares	(709,558)		(153,928)
Class R Shares	—		—
From net realized gains
Class A Shares	(6,617,103)		(1,560,111)
Class B Shares	—		—
Class C Shares	(1,285,245)		(319,213)
Institutional Shares	(38,450,243)		(5,123,466)
Service Shares	—		—
Class IR Shares	(440,614)		(30,730)
Class R Shares	—		—
From capital
Class A Shares	—		—
Class B Shares	—		—
Class C Shares	—		—
Institutional Shares	—		—
Service Shares	—		—
Class IR Shares	—		—
Class R Shares	—		—
Total distributions to shareholders	(121,763,630)		(41,053,229)

From share transactions:
Proceeds from sales of shares	1,239,207,413		504,354,419
Reinvestment of distributions	114,625,682		35,913,006
Cost of shares redeemed	(694,541,460	)(a)	(272,787,509	)(a)
Net increase (decrease) in net assets resulting from share transactions	659,291,635		267,479,916
TOTAL INCREASE	686,522,521		302,430,539

Net assets:
Beginning of year	927,997,226		625,566,687
End of year	$1,614,519,747		$927,997,226
Undistributed (distributions in excess of) net investment income	$3,283,034		$(146,725)

(a)	Net of $40,127 and $68,823, and $254,271 and $472,241 of redemption fees for Emerging Markets Debt and High Yield Funds, respectively, for the fiscal years ended March 31, 2013 and March 31, 2012, respectively.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

High Yield Fund				High Yield Floating Rate Fund
For the Fiscal Year Ended March 31, 2013		For the Fiscal Year Ended March 31, 2012		For the Fiscal Year Ended March 31, 2013	For the Fiscal Year Ended March 31, 2012

$384,916,239		$363,205,073		$34,606,916	$20,109,181
176,547,237		128,333,718		5,194,470	(7,154,056)
158,605,096		(209,743,734)		14,306,379	2,677,122
720,068,572		281,795,057		54,107,765	15,632,247

(38,329,657)		(51,331,235)		(371,266)	(46,110)
(1,465,365)		(2,336,337)		—	—
(6,041,320)		(6,763,672)		(24,522)	(6,367)
(337,138,488)		(302,558,763)		(33,440,777)	(20,066,322)
(1,279,262)		(1,446,006)		—	—
(1,938,350)		(1,858,651)		(112,089)	(7,042)
(1,106,681)		(993,976)		(356)	(286)

(10,687,248)		(6,666,898)		—	—
(458,283)		(339,850)		—	—
(1,960,123)		(1,039,980)		—	—
(91,881,529)		(41,862,692)		—	—
(360,709)		(193,678)		—	—
(400,905)		(354,064)		—	—
(348,431)		(149,934)		—	—

—		—		(9,918)	—
—		—		—	—
—		—		(655)	—
—		—		(893,348)	—
—		—		—	—
—		—		(2,995)	—
—		—		(9)	—
(493,396,351)		(417,895,736)		(34,855,935)	(20,126,127)

1,428,609,527		2,455,344,528		1,276,409,639	750,108,937
473,218,083		382,426,525		34,620,771	20,029,479
(2,035,375,830	)(a)	(2,423,711,185	)(a)	(253,252,406)	(236,979,071)
(133,548,220)		414,059,868		1,057,778,004	533,159,345
93,124,001		277,959,189		1,077,029,834	528,665,465

5,833,090,280		5,555,131,091		647,522,402	118,856,937
$5,926,214,281		$5,833,090,280		$1,724,552,236	$647,522,402
$(1,270,203)		$1,568,826		$(71,647)	$135,748

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Investment Grade Credit Fund
	For the Fiscal Year Ended March 31, 2013	For the Fiscal Year Ended March 31, 2012
From operations:
Net investment income	$19,120,578	$21,607,631
Net realized gain	19,397,944	20,197,705
Net change in unrealized gain (loss)	8,753,617	7,806,065
Net increase in net assets resulting from operations	47,272,139	49,611,401

Distributions to shareholders:
From net investment income
Class A Shares	(5,360,833)	(5,503,699)
Class C Shares	—	—
Institutional Shares	(5,280,827)	(6,105,722)
Separate Account Institutional Shares	(8,786,630)	(10,042,509)
Class IR Shares(a)	(35,632)	(19,329)
From net realized gains
Class A Shares	(5,988,075)	(6,866,316)
Class C Shares	—	—
Institutional Shares	(4,587,409)	(7,226,774)
Separate Account Institutional Shares	(7,661,049)	(11,883,193)
Class IR Shares(a)	(23,198)	(33,799)
Total distributions to shareholders	(37,723,653)	(47,681,341)

From share transactions:
Proceeds from sales of shares	338,515,315	162,548,214
Reinvestment of distributions	34,887,433	44,020,198
Cost of shares redeemed	(347,021,726)	(204,145,826)
Net increase (decrease) in net assets resulting from share transactions	26,381,022	2,422,586
TOTAL INCREASE (DECREASE)	35,929,508	4,352,646

Net assets:
Beginning of year	558,136,018	553,783,372
End of year	$594,065,526	$558,136,018
Undistributed (distributions in excess of) net investment income	$138,216	$141,804

(a)	Commenced operations on July 29, 2011 for Investment Grade Credit and U.S. Mortgages Funds.
(b)	Net of $50,583 and $95,667 of redemption fees for Local Emerging Markets Debt Fund for the fiscal year ended March 31, 2013 and March 31, 2012, respectively.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Local Emerging Markets Debt Fund				U.S. Mortgages Fund
For the Fiscal Year Ended March 31, 2013		For the Fiscal Year Ended March 31, 2012		For the Fiscal Year Ended March 31, 2013	For the Fiscal Year Ended March 31, 2012

$113,102,982		$94,974,508		$4,968,767	$7,574,023
72,283,996		6,494,477		7,811,302	14,862,188
(5,316,576)		(62,999,408)		2,417,141	368,710
180,070,402		38,469,577		15,197,210	22,804,921

(8,367,865)		(26,688,249)		(125,008)	(105,142)
(947,852)		(776,991)		—	—
(103,548,559)		(66,428,614)		(237,518)	(512,539)
—		—		(7,481,274)	(8,517,765)
(639,279)		(566,334)		(26)	(17)

(740,764)		(542,226)		(118,773)	—
(116,649)		(58,118)		—	—
(9,765,473)		(4,360,226)		(158,696)	—
—		—		(6,076,676)	—
(69,133)		(35,990)		(19)	—
(124,195,574)		(99,456,748)		(14,197,990)	(9,135,463)

2,013,388,039		1,533,231,594		269,903,486	139,367,531
119,879,070		94,573,729		11,814,376	7,266,788
(473,929,147	)(b)	(1,915,056,791	)(b)	(360,114,918)	(177,485,217)
1,659,337,962		(287,251,468)		(78,397,056)	(30,850,898)
1,715,212,790		(348,238,639)		(77,397,836)	(17,181,440)

1,780,559,190		2,128,797,829		390,872,355	408,053,795
$3,495,771,980		$1,780,559,190		$313,474,519	$390,872,355
$(10,151,542)		$(22,395,581)		$94,515	$87,155

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2013 - A	$12.95	$0.61	$0.76	$1.37	$(0.65)	$(0.39)	$(1.04)
2013 - C	12.94	0.50	0.77	1.27	(0.55)	(0.39)	(0.94)
2013 - Institutional	12.96	0.65	0.77	1.42	(0.70)	(0.39)	(1.09)
2013 - IR	12.96	0.64	0.77	1.41	(0.69)	(0.39)	(1.08)
2012 - A	12.28	0.61	0.81	1.42	(0.61)	(0.14)	(0.75)
2012 - C	12.27	0.52	0.80	1.32	(0.51)	(0.14)	(0.65)
2012 - Institutional	12.29	0.65	0.81	1.46	(0.65)	(0.14)	(0.79)
2012 - IR	12.29	0.63	0.82	1.45	(0.64)	(0.14)	(0.78)
2011 - A	11.99	0.59	0.42	1.01	(0.71)	(0.01)	(0.72)
2011 - C	11.98	0.49	0.43	0.92	(0.62)	(0.01)	(0.63)
2011 - Institutional	12.00	0.63	0.42	1.05	(0.75)	(0.01)	(0.76)
2011 - IR (Commenced July 30, 2010)	12.44	0.41	(0.04)	0.37	(0.51)	(0.01)	(0.52)
2010 - A	9.19	0.70	2.96	3.66	(0.86)	—	(0.86)
2010 - C	9.16	0.61	2.99	3.60	(0.78)	—	(0.78)
2010 - Institutional	9.20	0.74	2.96	3.70	(0.90)	—	(0.90)
2009 - A	11.63	0.68	(2.50)	(1.82)	(0.57)	(0.05)	(0.62)
2009 - C	11.60	0.60	(2.50)	(1.90)	(0.49)	(0.05)	(0.54)
2009 - Institutional	11.63	0.72	(2.50)	(1.78)	(0.60)	(0.05)	(0.65)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Portfolio turnover rates exclude portfolio securities received as a result of in-kind subscriptions.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$13.28	10.64%	$211,379	1.23%		1.26%		4.48%		97%
13.27	9.82	49,527	1.98		2.01		3.73		97
13.29	11.04	1,329,643	0.89		0.92		4.83		97
13.29	10.91	23,970	0.97		1.01		4.69		97
12.95	11.87	169,491	1.22		1.27		4.84		86
12.94	11.05	31,893	1.97		2.02		4.11		86
12.96	12.24	720,098	0.88		0.93		5.18		86
12.96	12.14	6,515	0.97		1.02		5.05		86
12.28	8.46	156,901	1.22		1.29		4.75		116	(e)
12.27	7.65	31,205	1.97		2.04		4.00		116	(e)
12.29	8.82	436,068	0.88		0.95		5.12		116	(e)
12.29	2.96	1,392	0.97	(d)	1.05	(d)	4.96	(d)	116	(e)
11.99	40.98	105,352	1.22		1.31		6.27		121
11.98	40.28	10,629	1.97		2.06		5.41		121
12.00	41.42	278,030	0.88		0.97		6.63		121
9.19	(15.89)	40,814	1.22		1.44		6.58		132
9.16	(16.57)	1,661	1.97		2.19		5.97		132
9.20	(15.59)	109,375	0.88		1.10		7.03		132

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2013 - A	$7.12	$0.45	$0.42	$0.87	$(0.46)	$(0.13)	$(0.59)
2013 - B	7.13	0.40	0.43	0.83	(0.41)	(0.13)	(0.54)
2013 - C	7.13	0.40	0.42	0.82	(0.41)	(0.13)	(0.54)
2013 - Institutional	7.14	0.48	0.42	0.90	(0.49)	(0.13)	(0.62)
2013 - Service	7.11	0.44	0.43	0.87	(0.45)	(0.13)	(0.58)
2013 - IR	7.13	0.47	0.42	0.89	(0.48)	(0.13)	(0.61)
2013 - R	7.12	0.44	0.41	0.85	(0.44)	(0.13)	(0.57)
2012 - A	7.38	0.49	(0.18)	0.31	(0.50)	(0.07)	(0.57)
2012 - B	7.40	0.44	(0.19)	0.25	(0.45)	(0.07)	(0.52)
2012 - C	7.39	0.44	(0.19)	0.25	(0.44)	(0.07)	(0.51)
2012 - Institutional	7.40	0.51	(0.18)	0.33	(0.52)	(0.07)	(0.59)
2012 - Service	7.38	0.48	(0.19)	0.29	(0.49)	(0.07)	(0.56)
2012 - IR	7.39	0.50	(0.17)	0.33	(0.52)	(0.07)	(0.59)
2012 - R	7.38	0.47	(0.18)	0.29	(0.48)	(0.07)	(0.55)
2011 - A	7.07	0.55	0.30	0.85	(0.54)	—	(0.54)
2011 - B	7.08	0.49	0.32	0.81	(0.49)	—	(0.49)
2011 - C	7.08	0.49	0.31	0.80	(0.49)	—	(0.49)
2011 - Institutional	7.09	0.57	0.31	0.88	(0.57)	—	(0.57)
2011 - Service	7.06	0.53	0.32	0.85	(0.53)	—	(0.53)
2011 - IR	7.07	0.56	0.32	0.88	(0.56)	—	(0.56)
2011 - R	7.07	0.53	0.31	0.84	(0.53)	—	(0.53)
2010 - A	5.18	0.53	1.90	2.43	(0.54)	—	(0.54)
2010 - B	5.18	0.49	1.90	2.39	(0.49)	—	(0.49)
2010 - C	5.18	0.49	1.90	2.39	(0.49)	—	(0.49)
2010 - Institutional	5.19	0.56	1.91	2.47	(0.57)	—	(0.57)
2010 - Service	5.17	0.53	1.89	2.42	(0.53)	—	(0.53)
2010 - IR	5.18	0.55	1.90	2.45	(0.56)	—	(0.56)
2010 - R	5.17	0.52	1.91	2.43	(0.53)	—	(0.53)
2009 - A	7.12	0.55	(1.92)	(1.37)	(0.57)	—	(0.57)
2009 - B	7.13	0.51	(1.94)	(1.43)	(0.52)	—	(0.52)
2009 - C	7.12	0.51	(1.93)	(1.42)	(0.52)	—	(0.52)
2009 - Institutional	7.13	0.57	(1.92)	(1.35)	(0.59)	—	(0.59)
2009 - Service	7.12	0.54	(1.93)	(1.39)	(0.56)	—	(0.56)
2009 - IR	7.12	0.57	(1.93)	(1.36)	(0.58)	—	(0.58)
2009 - R	7.12	0.53	(1.93)	(1.40)	(0.55)	—	(0.55)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(c)

$7.40	12.67%	$576,060	1.05%	1.05%	6.27%	68%
7.42	11.97	20,355	1.80	1.80	5.53	68
7.41	11.83	106,063	1.80	1.80	5.52	68
7.42	13.03	5,167,948	0.71	0.71	6.61	68
7.40	12.65	17,512	1.21	1.21	6.11	68
7.41	13.09	19,711	0.80	0.80	6.55	68
7.40	12.39	18,565	1.30	1.30	6.01	68
7.12	4.53	630,049	1.06	1.06	6.97	71
7.13	3.62	30,572	1.81	1.81	6.24	71
7.13	3.76	108,682	1.81	1.81	6.21	71
7.14	4.89	4,988,221	0.72	0.72	7.25	71
7.11	4.22	21,420	1.22	1.22	6.81	71
7.13	4.79	37,059	0.81	0.81	7.13	71
7.12	4.28	17,087	1.31	1.31	6.69	71
7.38	12.56	862,655	1.05	1.06	7.63	46
7.40	11.87	45,430	1.80	1.81	6.86	46
7.39	11.72	114,921	1.80	1.81	6.85	46
7.40	12.93	4,492,556	0.71	0.72	7.94	46
7.38	12.54	23,208	1.21	1.22	7.44	46
7.39	12.99	3,081	0.80	0.81	7.79	46
7.38	12.29	13,279	1.30	1.31	7.36	46
7.07	48.28	1,339,958	1.05	1.06	8.38	35
7.08	47.38	60,649	1.80	1.81	7.61	35
7.08	47.38	111,997	1.80	1.81	7.56	35
7.09	48.88	4,655,677	0.71	0.72	8.64	35
7.06	48.13	22,639	1.21	1.22	8.14	35
7.07	48.63	786	0.80	0.81	8.01	35
7.07	48.20	5,404	1.30	1.31	7.78	35
5.18	(20.12)	1,636,406	1.07	1.08	9.10	14
5.18	(20.73)	53,589	1.82	1.83	8.20	14
5.18	(20.72)	74,325	1.82	1.83	8.25	14
5.19	(19.81)	1,986,033	0.73	0.74	9.49	14
5.17	(20.28)	12,582	1.23	1.24	8.98	14
5.18	(19.91)	8	0.82	0.83	9.31	14
5.17	(20.47)	183	1.32	1.33	9.95	14

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations		From net investment income	From capital	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2013 - A	$9.91	$0.37		$0.20	$0.57		$(0.36)	$(0.01)	$(0.37)
2013 - C	9.90	0.29		0.23	0.52		(0.29)	(0.01)	(0.30)
2013 - Institutional	9.91	0.40		0.23	0.63		(0.40)	(0.01)	(0.41)
2013 - IR	9.91	0.40		0.22	0.62		(0.39)	(0.01)	(0.40)
2013 - R	9.91	0.35		0.21	0.56		(0.34)	(0.01)	(0.35)
2012 - A	10.00	0.33		(0.11)	0.22		(0.31)	—	(0.31)
2012 - C	9.99	0.26		(0.12)	0.14		(0.23)	—	(0.23)
2012 - Institutional	9.99	0.35		(0.09)	0.26		(0.34)	—	(0.34)
2012 - IR	10.00	0.34		(0.10)	0.24		(0.33)	—	(0.33)
2012 - R	10.00	0.28		(0.09)	0.19		(0.28)	—	(0.28)

FOR THE PERIOD ENDED MARCH 31,
2011 - A (Commenced March 31, 2011)	10.00	—	(d)	— (d)	—	(d)	—	—	—
2011 - C (Commenced March 31, 2011)	10.00	—	(d)	(0.01)	(0.01)		—	—	—
2011 - Institutional (Commenced March 31, 2011)	10.00	—	(d)	(0.01)	(0.01)		—	—	—
2011 - IR (Commenced March 31, 2011)	10.00	—	(d)	— (d)	—	(d)	—	—	—
2011 - R (Commenced March 31, 2011)	10.00	—	(d)	— (d)	—	(d)	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.11	5.89%	$8,367	1.04%		1.04%		3.69%		72%
10.12	5.31	1,648	1.79		1.79		2.93		72
10.13	6.47	1,710,411	0.70		0.70		3.99		72
10.13	6.36	4,116	0.80		0.80		4.00		72
10.12	5.73	11	1.28		1.29		3.47		72
9.91	2.24	1,910	1.08		1.13		3.41		73
9.90	1.40	517	1.83		1.88		2.69		73
9.91	2.58	644,969	0.74		0.79		3.63		73
9.91	2.48	116	0.83		0.88		3.51		73
9.91	1.99	10	1.33		1.38		2.86		73

10.00	—	10	1.08	(e)	1.47	(e)	(1.08	)(e)	—
9.99	—	10	1.83	(e)	2.22	(e)	(1.83	)(e)	—
9.99	—	118,817	0.74	(e)	1.13	(e)	(0.74	)(e)	—
10.00	—	10	0.83	(e)	1.22	(e)	(0.83	)(e)	—
10.00	—	10	1.33	(e)	1.72	(e)	(1.33	)(e)	—

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2013 - A	$9.53	$0.31	$0.51	$0.82	$(0.31)	$(0.33)	$(0.64)
2013 - Institutional	9.53	0.34	0.52	0.86	(0.35)	(0.33)	(0.68)
2013 - Separate Account Institutional	9.53	0.34	0.52	0.86	(0.35)	(0.33)	(0.68)
2013 - IR	9.53	0.34	0.51	0.85	(0.34)	(0.33)	(0.67)
2012 - A	9.50	0.37	0.50	0.87	(0.37)	(0.47)	(0.84)
2012 - Institutional	9.51	0.40	0.50	0.90	(0.41)	(0.47)	(0.88)
2012 - Separate Account Institutional	9.51	0.40	0.50	0.90	(0.41)	(0.47)	(0.88)
2012 - IR (Commenced July 29, 2011)	9.86	0.25	0.15	0.40	(0.26)	(0.47)	(0.73)
2011 - A	9.14	0.38	0.37	0.75	(0.38)	(0.01)	(0.39)
2011 - Institutional	9.14	0.41	0.38	0.79	(0.41)	(0.01)	(0.42)
2011 - Separate Account Institutional	9.14	0.41	0.38	0.79	(0.41)	(0.01)	(0.42)
2010 - A	7.75	0.43	1.40	1.83	(0.44)	—	(0.44)
2010 - Institutional	7.75	0.46	1.40	1.86	(0.47)	—	(0.47)
2010 - Separate Account Institutional	7.75	0.47	1.39	1.86	(0.47)	—	(0.47)
2009 - A	9.64	0.51	(1.83)	(1.32)	(0.57)	—	(0.57)
2009 - Institutional	9.66	0.55	(1.85)	(1.30)	(0.61)	—	(0.61)
2009 - Separate Account Institutional	9.65	0.57	(1.86)	(1.29)	(0.61)	—	(0.61)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Portfolio turnover rates exclude portfolio securities received as a result of in-kind subscriptions.

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.71	8.73%	$30,216	0.71%		0.84%		3.17%		162%
9.71	9.09	274,095	0.37		0.50		3.51		162
9.71	9.09	289,032	0.37		0.50		3.51		162
9.71	8.99	723	0.47		0.59		3.46		162
9.53	9.34	155,684	0.71		0.85		3.78		120
9.53	9.71	163,886	0.37		0.51		4.12		120
9.53	9.71	237,266	0.37		0.51		4.13		120
9.53	4.26	1,300	0.46	(d)	0.60	(d)	3.91	(d)	120
9.50	8.37	147,820	0.74		0.87		3.98		100	(e)
9.51	8.73	143,057	0.40		0.53		4.33		100	(e)
9.51	8.77	262,907	0.37		0.50		4.36		100	(e)
9.14	23.96	167,774	0.76		0.89		4.90		90
9.14	24.39	190,478	0.41		0.55		5.17		90
9.14	24.45	272,812	0.36		0.50		5.39		90
7.75	(14.00)	53,185	0.76		0.97		6.22		135
7.75	(13.83)	22,809	0.40		0.63		6.52		135
7.75	(13.72)	171,003	0.35		0.58		6.52		135

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2013 - A	$9.38	$0.45	$0.38	$0.83	$(0.46)	$(0.04)	$—	$(0.50)
2013 - C	9.40	0.38	0.37	0.75	(0.39)	(0.04)	—	(0.43)
2013 - Institutional	9.38	0.48	0.38	0.86	(0.49)	(0.04)	—	(0.53)
2013 - IR	9.38	0.47	0.38	0.85	(0.48)	(0.04)	—	(0.52)
2012 - A	9.59	0.42	(0.16)	0.26	(0.44)	(0.03)	—	(0.47)
2012 - C	9.61	0.37	(0.18)	0.19	(0.37)	(0.03)	—	(0.40)
2012 - Institutional	9.59	0.48	(0.19)	0.29	(0.47)	(0.03)	—	(0.50)
2012 - IR	9.59	0.46	(0.18)	0.28	(0.46)	(0.03)	—	(0.49)
2011 - A	9.31	0.41	0.60	1.01	(0.64)	(0.09)	—	(0.73)
2011 - C	9.33	0.32	0.61	0.93	(0.56)	(0.09)	—	(0.65)
2011 - Institutional	9.31	0.44	0.60	1.04	(0.67)	(0.09)	—	(0.76)
2011 - IR (Commenced July 30, 2010)	9.43	0.28	0.46	0.74	(0.49)	(0.09)	—	(0.58)
2010 - A	7.23	0.42	2.10	2.52	(0.44)	—	—	(0.44)
2010 - C	7.24	0.36	2.10	2.46	(0.37)	—	—	(0.37)
2010 - Institutional	7.23	0.45	2.10	2.55	(0.47)	—	—	(0.47)
2009 - A	9.85	0.50	(2.64)	(2.14)	(0.20)	—	(0.28)	(0.48)
2009 - C	9.85	0.48	(2.67)	(2.19)	(0.18)	—	(0.24)	(0.42)
2009 - Institutional	9.85	0.53	(2.64)	(2.11)	(0.22)	—	(0.29)	(0.51)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.71	9.07%	$190,480	1.26%		1.38%		4.78%		115%
9.72	8.14	32,071	2.00		2.13		3.98		115
9.71	9.46	3,252,343	0.91		1.04		5.05		115
9.71	9.34	20,878	1.00		1.12		4.91		115
9.38	2.71	166,407	1.27		1.38		4.31		183
9.40	1.96	20,704	2.02		2.13		3.98		183
9.38	3.06	1,586,055	0.93		1.04		5.18		183
9.38	2.97	7,393	1.02		1.13		4.91		183
9.59	11.30	1,055,640	1.35		1.43		4.30		154
9.61	10.45	16,724	2.10		2.18		3.37		154
9.59	11.68	1,048,186	1.01		1.09		4.63		154
9.59	8.13	8,247	1.10	(d)	1.16	(d)	4.40	(d)	154
9.31	35.39	419,456	1.35		1.49		4.74		134
9.33	34.47	936	2.10		2.24		4.09		134
9.31	35.84	377,691	1.01		1.15		5.16		134
7.23	(22.32)	20,385	1.33		1.65		5.99		92
7.24	(22.79)	30	2.08		2.40		5.17		92
7.23	(22.05)	97,877	0.99		1.31		6.30		92

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2013 - A	$10.58	$0.12	$0.31	$0.43	$(0.22)	$(0.19)	$(0.41)
2013 - Institutional	10.60	0.16	0.30	0.46	(0.25)	(0.19)	(0.44)
2013 - Separate Account Institutional	10.58	0.16	0.30	0.46	(0.25)	(0.19)	(0.44)
2013 - IR	10.60	0.17	0.31	0.48	(0.26)	(0.19)	(0.45)
2012 - A	10.20	0.17	0.42	0.59	(0.21)	—	(0.21)
2012 - Institutional	10.21	0.20	0.44	0.64	(0.25)	—	(0.25)
2012 - Separate Account Institutional	10.20	0.21	0.42	0.63	(0.25)	—	(0.25)
2012 - IR (Commenced July 29, 2011)	10.45	0.14	0.19	0.33	(0.18)	—	(0.18)
2011 - A	9.99	0.22	0.22	0.44	(0.23)	—	(0.23)
2011 - Institutional	10.00	0.25	0.23	0.48	(0.27)	—	(0.27)
2011 - Separate Account Institutional	9.99	0.25	0.23	0.48	(0.27)	—	(0.27)
2010 - A	9.27	0.32	0.76	1.08	(0.36)	—	(0.36)
2010 - Institutional	9.29	0.38	0.73	1.11	(0.40)	—	(0.40)
2010 - Separate Account Institutional	9.28	0.38	0.73	1.11	(0.40)	—	(0.40)
2009 - A	9.62	0.37	(0.27)	0.10	(0.38)	(0.07)	(0.45)
2009 - Institutional	9.64	0.39	(0.26)	0.13	(0.41)	(0.07)	(0.48)
2009 - Separate Account Institutional	9.64	0.41	(0.29)	0.12	(0.41)	(0.07)	(0.48)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Portfolio turnover rates exclude portfolio securities received as a result of in-kind subscriptions.

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.60	4.07%	$4,488	0.71%		0.91%		1.13%		1,617%
10.62	4.42	13,664	0.37		0.56		1.47		1,617
10.60	4.42	295,322	0.37		0.56		1.49		1,617
10.63	4.61	1	0.30		0.49		1.57		1,617
10.58	5.82	5,437	0.71		0.91		1.62		1,342
10.60	6.28	9,984	0.37		0.57		1.89		1,342
10.58	6.18	375,451	0.37		0.57		1.97		1,342
10.60	3.20	1	0.46	(d)	0.66	(d)	2.06	(d)	1,342
10.20	4.46	5,511	0.74		0.92		2.14		905	(e)
10.21	4.81	54,096	0.40		0.58		2.41		905	(e)
10.20	4.84	348,447	0.37		0.55		2.42		905	(e)
9.99	11.84	12,791	0.76		0.94		3.29		628
10.00	12.11	62,950	0.41		0.60		3.88		628
9.99	12.17	369,251	0.36		0.55		3.91		628
9.27	0.90	3,637	0.76		0.91		3.93		560
9.29	1.38	89,617	0.40		0.57		4.22		560
9.28	1.32	431,500	0.35		0.52		4.39		560

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements

March 31, 2013

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Emerging Markets Debt, Local Emerging Markets Debt	A, C, Institutional and IR	Non-diversified
High Yield	A, B, C, Institutional, Service, IR and R	Diversified
High Yield Floating Rate	A, C, Institutional, IR and R	Diversified
Investment Grade Credit, U.S. Mortgages	A, Institutional, IR and Separate Account Institutional	Diversified

*	The High Yield Fund’s Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares of the Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds are sold with a front-end sales charge of up to 4.50%, 4.50%, 2.25%, 3.75%, 4.50% and 3.75%, respectively. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Separate Account Institutional, Class IR and Class R Shares are not subject to a sales charge. Class IR Shares of the Investment Grade Credit and U.S. Mortgages Funds commenced operations on July 29, 2011.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected as a receivable from or payable to the counterparty in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities and excess or shortfall amounts are recorded as gains or losses. For treasury inflation protected securities (“TIPS”),

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Redemption Fees — A 2% redemption fee will be imposed on the redemption of shares (including by exchange) held for 60 calendar days or less with respect to the High Yield Fund and 30 calendar days or less with respect to the Emerging Markets Debt and Local Emerging Markets Debt Funds. For this purpose, the Funds use a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to a Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of a Fund on a pro-rata basis.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

ii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iii.  Senior Term Loans — Senior term loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement.

The High Yield and High Yield Floating Rate Funds may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded loan commitments represent the remaining obligation of a Fund to the borrower. A Fund is obligated to fund these commitments at the borrower’s discretion. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a Loan. All Loans and unfunded loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Loans, including unfunded loan commitments, are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

iv.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

v.  Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced security (notional amount multiplied by price of the referenced security) and record a realized gain or loss.

vi.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Foreign Currency Exchange Contracts — In a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Non-Deliverable Bond Forwards — A non-deliverable bond forward is a short term forward contract between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified future time and price. Non-deliverable bond forwards are marked-to-market daily using market quotations. Unrealized gains or losses on non-deliverable bond forwards are recorded by a Fund on a daily basis, and realized gains or losses are recorded on the termination date or sale of a contract.

iv.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts. Options on a futures contract may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

v.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions can be executed by being submitted through a derivatives clearing member (“DCM”), acting in an agency capacity, to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy outs; ratings downgrades; and bankruptcies.

To the extent investments are valued using single source broker quotations or third party pricing vendors such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2013:

EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Sovereign Debt Obligations	$—	$1,031,945,179	$6,255,266
Foreign Debt Obligations	—	21,253,908	—
Corporate Obligations	—	487,676,216	—
Structured Notes	—	27,810,824	—
U.S. Treasury Obligations	19,674,587	—	—
Short-term Investments	—	21,800,000	—
Total	$19,674,587	$1,590,486,127	$6,255,266

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$3,873,821	$—
Futures Contracts	813,413	—	—
Interest Rate Swap Contracts	—	530,343	—
Total	$813,413	$4,404,164	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(7,046,358)	$—
Futures Contracts	(2,304,548)	—	—
Interest Rate Swap Contracts	—	(2,313,691)	—
Credit Default Swap Contracts	—	(45,213)	—
Total	$(2,304,548)	$(9,405,262)	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH YIELD

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$5,490,778,924	$—
Senior Term Loans	—	186,475,154	3,962,721
Common Stock and/or Other Equity Investments	19,616,279	5,750,428	39
Warrants	—	3,577,903	—
Short-term Investments	—	162,900,000	—
Total	$19,616,279	$5,849,482,409	$3,962,760

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$2,341,028	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(185,809)	$—

HIGH YIELD FLOATING RATE

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Senior Term Loans	$—	$1,269,557,250	$—
Corporate Obligations	—	145,496,462	—
Asset-Backed Securities	—	16,838,757	—
Investment Company	37,584,737	—	—
Unfunded Loan Commitments(a)	—	4,527	—
Short-term Investments	—	469,600,000	—
Total	$37,584,737	$1,901,496,996	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$32,440	$—
Liabilities(a)
Credit Default Swap Contracts	$—	$(27,145)	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INVESTMENT GRADE CREDIT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$536,824,956	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	5,341,542	570,478	—
Foreign Debt Obligations	—	18,034,184	—
Municipal Debt Obligations	—	17,259,320	—
Common Stock and/or Other Equity Investments	—	1,775,500	—
Short-term Investments	—	1,300,000	—
Total	$5,341,542	$575,764,438	$—

Derivative Type
Assets
Options Purchased	$—	$2,471,307	$—
Futures Contracts(a)	501,109	—	—
Interest Rate Swap Contracts(a)	—	622,771	—
Credit Default Swap Contracts(a)	—	487,722	—
Total	$501,109	$3,581,800	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(210,678)	$—
Futures Contracts	(908,551)	—	—
Interest Rate Swap Contracts	—	(98,040)	—
Credit Default Swap Contracts	—	(127,331)	—
Total	$(908,551)	$(436,049)	$—

LOCAL EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Sovereign Debt Obligations	$—	$2,659,614,873	$45,570,155
Structured Notes	—	350,146,086	—
Corporate Obligations	—	221,043,284	—
U.S. Treasury Obligations	60,821,440	—	—
Short-term Investments	—	180,200,000	—
Total	$60,821,440	$3,411,004,243	$45,570,155

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

LOCAL EMERGING MARKETS DEBT (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$17,415,910	$—
Futures Contracts	1,928,649	—	—
Interest Rate Swap Contracts	—	13,263,342	—
Total	$1,928,649	$30,679,252	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(27,040,195)	$—
Futures Contracts	(3,945,513)	—	—
Interest Rate Swap Contracts	—	(10,744,394)	—
Total	$(3,945,513)	$(37,784,589)	$—

The following is a reconciliation of Level 3 investments for the fiscal year ended March 31, 2013:

Fixed Income Corporate Obligations
Beginning Balance as of April 1, 2012	$7,921,300
Realized gain (loss)	—
Unrealized gain (loss) relating to instruments still held at reporting date	265,977
Purchases	45,304,178
Sales	—
Transfers into Level 3	—
Transfers out of Level 3(b)	(7,921,300)
Ending Balance as of March 31, 2013	$45,570,155

U.S. MORTGAGES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$281,698,465	$—
Asset-Backed Securities	—	5,600,096	—
U.S. Treasury Obligations	1,697,807	—	—
Short-term Investments	—	137,000,000	—
Total	$1,697,807	$424,298,561	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(7,443,672)	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. MORTGAGES (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets
Options Purchased	$—	$1,123,779	$—
Futures Contracts(a)	166,684	—	—
Interest Rate Swap Contracts(a)	—	667,885	—
Credit Default Swap Contracts(a)	—	67,949	—
Total	$166,684	$1,859,613	$—
Liabilities(a)
Futures Contracts	$(225,641)	$—	$—
Interest Rate Swap Contracts	—	(34,952)	—
Total	$(225,641)	$(34,952)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)	Represents an investment that was previously valued using a single source broker quotation for which multiple sources are currently available.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of March 31, 2013. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Emerging Markets Debt
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin	$1,343,756	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin	$(4,618,239)	(a)(b)
Credit	—	—		Payable for unrealized loss on swap contracts	(45,213)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	3,873,821		Payable for unrealized loss on forward foreign currency exchange contracts	(7,046,358)
Total		$5,217,577			$(11,709,810)

High Yield
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$2,341,028		Payable for unrealized loss on forward foreign currency exchange contracts	$(185,809)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

High Yield Floating Rate
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Credit	—	$—		Payable for unrealized loss on swap contracts	$(27,145)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	32,440		—	—
Total		$32,440			$(27,145)

Investment Grade Credit
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Investments, at value	$3,595,187	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin	$(1,006,591)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	487,722		Payable for unrealized loss on swap contracts	(127,331)	(b)
Currency	—	—		Payable for unrealized loss on forward foreign currency exchange contracts	(210,678)
Total		$4,082,909			$(1,344,600)

Local Emerging Markets Debt
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin	$15,191,991	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin	$(14,689,907)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	17,415,910		Payable for unrealized loss on forward foreign currency exchange contracts	(27,040,195)
Total		$32,607,901			$(41,730,102)

U.S. Mortgages
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Investments, at value	$1,958,348	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin	$(260,593)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	67,949		—	—
Total		$2,026,297			$(260,593)

(a)

Includes unrealized gain (loss) on futures contracts and centrally cleared interest rate swap contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

4. INVESTMENTS IN DERIVATIVES (continued)

(b)	Aggregate of amounts include $2,358,904, $27,145, $225,371, $10,744,394 and $34,952 for Emerging Markets Debt, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2013. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Emerging Markets Debt
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(3,229,319)	$(3,434,101)	3,061
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(2,432,574)	(116,747)	6
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	9,974,719	(1,164,402)	169
Total		$4,312,826	$(4,715,250)	3,236

High Yield
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$1,894,204	$(1,456,241)	2
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	19,621,662	2,590,951	4
Total		$21,515,866	$1,134,710	6

High Yield Floating Rate
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$856,984	$(27,145)	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	31,557	32,440	2
Total		$888,541	$5,295	3

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Investment Grade Credit
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options /Net change in unrealized gain (loss) on futures contracts, swap contracts and written options	$(218,806)	$1,067,437	1,425
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(279,881)	200,804	12
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	58,446	(210,678)	1
Total		$(440,241)	$1,057,563	1,438

Local Emerging Markets Debt
Risk	Statements of Operations Location	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts, non-deliverable bond forwards and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$15,092,553	$2,220,046	1,646
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(6,556)	5,502	—
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	1,888,117	(9,113,175)	305
Total		$16,974,114	$(6,887,627)	1,951

U.S. Mortgages
Risk	Statements of Operations Location	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts and written options	$(1,774,325)	$415,803	718
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(871)	67,949	1
Total		$(1,775,196)	$483,752	719

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2013.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended March 31, 2013, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Fee Rate						Effective Net Management Fee Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Emerging Markets Debt	0.80%	0.80%	0.72%	0.68%	0.67%	0.80%	0.80%
High Yield	0.70	0.70	0.63	0.60	0.59	0.65	0.65
High Yield Floating Rate	0.60	0.54	0.51	0.50	0.49	0.60	0.60
Investment Grade Credit	0.40	0.36	0.34	0.33	0.32	0.40	0.33	#
Local Emerging Markets Debt	0.90	0.90	0.81	0.77	0.75	0.89	0.80	#
U.S. Mortgages	0.40	0.36	0.34	0.33	0.32	0.40	0.33	#

#	GSAM agreed to waive a portion of its management fee in order to achieve the effective net management fee rates shown above through at least July 27, 2013. Prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. Where the application of the above contractual management fee breakpoint schedule of a Fund would result in a lower management fee rate, the breakpoint schedule will be applied to the Fund’s assets.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the fiscal year ended March 31, 2013, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class B	Class C
Emerging Markets Debt	$38,288	N/A	$6
High Yield	71,745	$—	30
High Yield Floating Rate	1,797	N/A	250
Investment Grade Credit	3,369	N/A	N/A
Local Emerging Markets Debt	79,682	N/A	280
U.S. Mortgages	177	N/A	N/A

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class B, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional, Separate Account Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), Administration Shares fees (as applicable), taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage of average daily net assets for Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds are 0.054%, 0.024%, 0.104%, 0.004%, 0.074% and 0.004%, respectively. Prior to July 27, 2012, the Other Expense limitation for the Emerging Markets Debt Fund was 0.044%. These Other Expense reimbursements will remain in place through at least July 27, 2013, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended March 31, 2013, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waivers	Custody Fee Credits	Other Expense Reimbursements	Total Expense Reductions
Emerging Markets Debt	$—	$4,097	$411,259	$415,356
High Yield	—	6,553	—	6,553
High Yield Floating Rate	—	6,980	6,447	13,427
Investment Grade Credit	392,440	1,694	305,865	699,999
Local Emerging Markets Debt	1,959,072	4,105	863,128	2,826,305
U.S. Mortgages	234,763	3,578	398,168	636,509

As of March 31, 2013, the amounts owed to affiliates of the Funds were as follows:

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Emerging Markets Debt	$1,079,278	$91,215	$77,072	$1,247,565
High Yield	3,254,031	240,924	258,009	3,752,964
High Yield Floating Rate	719,092	3,472	51,158	773,722
Investment Grade Credit	162,888	28,957	30,144	221,989
Local Emerging Markets Debt	2,267,545	67,761	132,102	2,467,408
U.S. Mortgages	84,020	1,253	10,636	95,909

G.  Line of Credit Facility — As of March 31, 2013, the Funds participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2013, the Funds did not have any borrowings under the facility. Prior to May 8, 2013, the amount available through the facility was $630,000,000. Effective May 8, 2013, the committed amount available through the facility increased to $780,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended March 31, 2013, Goldman Sachs earned approximately $71,800, $35,900, $38,900, and $17,500 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Emerging Markets Debt, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, respectively.

As of March 31, 2013, the Goldman Sachs Satellite Strategies Portfolio was the beneficial owner of 15%, 10% and 5% of total outstanding shares of the Emerging Markets Debt, High Yield Floating Rate, and Local Emerging Markets Debt Funds, respectively.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of March 31, 2013, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% of the Class R Shares of the High Yield Floating Rate Fund and 100% of the Class IR Shares of the U.S. Mortgages Fund.

The High Yield Floating Rate Fund invests in the Institutional Shares of the Goldman Sachs High Yield Fund. This Underlying Fund is considered to be affiliated with the Fund. The table below shows the transactions in and earnings from investments in this affiliated Fund for the fiscal year ended March 31, 2013:

Underlying Fund	Market Value 3/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Unrealized Gain (Loss)	Market Value 3/31/2013
High Yield Fund	$—	$37,567,868	$—	$—	$16,869	$37,584,737

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2013, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Emerging Markets Debt	$—	$1,955,319,594	$—	$1,299,345,677
High Yield	—	3,835,887,025	—	4,044,578,741
High Yield Floating Rate	—	1,441,592,955	—	582,521,176
Investment Grade Credit	469,992,863	460,259,185	494,176,982	402,194,415
Local Emerging Markets Debt	—	4,058,709,952	—	2,409,559,119
U.S. Mortgages	6,384,803,427	44,361,911	6,487,294,614	60,018,141

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2013 was as follows:

	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Distributions paid from:
Ordinary income	$97,146,232	$397,358,002	$33,896,860	$24,072,304	$117,393,786	$12,812,085
Net long-term capital gains	24,617,398	96,038,349	52,150	13,651,349	6,801,788	1,385,905
Total taxable distributions	$121,763,630	$493,396,351	$33,949,010	$37,723,653	$124,195,574	$14,197,990
Tax return of capital	$—	$—	$906,925	$—	$—	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended March 31, 2012 was as follows:

	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Distributions paid from:
Ordinary income	$34,019,709	$367,288,640	$20,126,127	$29,155,938	$87,978,115	$9,135,463
Net long-term capital gains	7,033,520	50,607,096	—	18,525,403	11,478,633	—
Total taxable distributions	$41,053,229	$417,895,736	$20,126,127	$47,681,341	$99,456,748	$9,135,463

As of March 31, 2013, the components of accumulated earnings (losses) on a tax basis were as follows.

	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Undistributed ordinary income — net	$22,560,402	$29,773,270	$—	$1,322,973	$55,605,504	$179,120
Undistributed long-term capital gains	4,980,019	80,816,891	—	3,141,544	4,336,961	—
Total undistributed earnings	$27,540,421	$110,590,161	$—	$4,464,517	$59,942,465	$179,120
Timing differences (Qualified Late Year Loss and Straddle Loss Deferrals, and Income Distribution Payable)	$(3,145,967)	$(1,270,202)	$(24,622)	$(324,770)	$(29,758,942)	$(3,572,197)
Unrealized gains — net	40,511,564	277,328,773	15,860,781	31,985,400	10,521,737	3,360,549
Total accumulated earnings (losses) — net(1)	$64,906,018	$386,648,732	$15,836,159	$36,125,147	$40,705,260	$(32,528)

(1)	The High Yield Floating Rate and U.S. Mortgages Funds utilized $7,538,727 and $1,816,024, respectively, of capital losses in the current fiscal year.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

As of March 31, 2013, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Tax Cost	$1,573,409,123	$5,595,667,723	$1,923,178,563	$552,551,311	$3,504,405,845	$424,441,171
Gross unrealized gain	66,199,981	357,603,851	17,833,976	33,190,206	83,702,949	3,671,770
Gross unrealized loss	(23,193,124)	(80,210,126)	(1,935,333)	(2,164,230)	(70,712,956)	(992,794)
Net unrealized security gain	$43,006,857	$277,393,725	$15,898,643	$31,025,976	$12,989,993	$2,678,976
Net unrealized gain (loss) on other investments	(2,495,293)	(64,952)	(37,862)	959,424	(2,468,256)	681,573
Net unrealized gain	$40,511,564	$277,328,773	$15,860,781	$31,985,400	$10,521,737	$3,360,549

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to net mark-to-market gains (losses) on regulated futures and foreign currency contracts, wash sales and differences related to the tax treatment of swap transactions, material modification of debt securities.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from dividend redesignations and differences in tax treatment relating to the recognition of income and gains (losses) of certain bonds, foreign currency transactions, swap transactions, underlying fund investments, inflation protected securities, consent fees and material modification of debt securities.

	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Emerging Markets Debt	$—	$(9,202,846)	$9,202,846
High Yield	—	456,145	(456,145)
High Yield Floating Rate	—	865,301	(865,301)
Investment Grade Credit	—	(339,756)	339,756
Local Emerging Markets Debt	56	(12,644,668)	12,644,612
U.S. Mortgages	—	(2,882,419)	2,882,419

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Fund may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Investments in Other Investment Companies — As a shareholder of another investment company, a Fund will directly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses directly borne by the Fund.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Non-Diversification Risk — Each of the Emerging Markets Debt Fund and Local Emerging Markets Debt Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, each Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of certain of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

Redemption Proceeds Risk — The High Yield Floating Rate Fund may at times purchase securities with settlement periods that are longer than the time period required to pay redemption proceeds. In unusual circumstances, the High Yield Floating Rate Fund may pay redemption proceeds up to seven calendar days following receipt of a properly executed redemption request.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

New Accounting Pronouncement — In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. At this time, GSAM is evaluating the implications of these changes on the financial statements.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Emerging Markets Debt Fund

	For the Fiscal Year Ended March 31, 2013		For the Fiscal Year Ended March 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	13,175,708	$178,755,801	6,816,607	$86,008,912
Reinvestment of distributions	1,196,658	16,293,648	668,306	8,405,041
Shares converted from Class B(a)	—	—	—	—
Shares redeemed	(11,544,479)	(155,950,547)	(7,168,244)	(89,899,062)
	2,827,887	39,098,902	316,669	4,514,891
Class B Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares converted to Class A(a)	—	—	—	—
Shares redeemed	—	—	—	—
	—	—	—	—
Class C Shares
Shares sold	1,745,164	23,768,975	728,389	9,213,200
Reinvestment of distributions	144,012	1,960,411	80,844	1,015,116
Shares redeemed	(622,203)	(8,394,176)	(886,600)	(11,105,769)
	1,266,973	17,335,210	(77,367)	(877,453)
Institutional Shares
Shares sold	76,338,297	1,015,042,408	31,385,047	400,797,021
Reinvestment of distributions	6,983,552	95,221,456	2,088,337	26,308,230
Shares redeemed	(38,862,400)	(525,042,570)	(13,377,912)	(168,339,331)
	44,459,449	585,221,294	20,095,472	258,765,920
Service Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
	—	—	—	—
Class IR Shares
Shares sold	1,596,190	21,640,229	653,385	8,335,286
Reinvestment of distributions	84,348	1,150,167	14,643	184,619
Shares redeemed	(380,044)	(5,154,167)	(278,424)	(3,443,347)
	1,300,494	17,636,229	389,604	5,076,558
Class R Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
	—	—	—	—
NET INCREASE (DECREASE)	49,854,803	$659,291,635	20,724,378	$267,479,916

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

High Yield Fund				High Yield Floating Rate Fund
For the Fiscal Year Ended March 31, 2013		For the Fiscal Year Ended March 31, 2012		For the Fiscal Year Ended March 31, 2013		For the Fiscal Year Ended March 31, 2012
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

21,039,284	$151,816,309	24,230,937	$170,904,936	5,842,955	$58,178,739	327,278	$3,214,830
6,388,796	46,384,278	7,502,592	52,887,514	31,558	316,378	4,404	43,194
195,310	1,423,428	414,394	2,913,955	—	—	—	—
(38,269,640)	(276,891,067)	(60,475,812)	(427,785,302)	(5,239,979)	(52,299,733)	(139,947)	(1,370,040)
(10,646,250)	(77,267,052)	(28,327,889)	(201,078,897)	634,534	6,195,384	191,735	1,887,984

101,415	732,441	199,606	1,422,341	—	—	—	—
230,361	1,675,407	316,560	2,236,418	—	—	—	—
(194,924)	(1,423,428)	(413,504)	(2,913,955)	—	—	—	—
(1,677,409)	(12,214,694)	(1,957,221)	(13,858,138)	—	—	—	—
(1,540,557)	(11,230,274)	(1,854,559)	(13,113,334)	—	—	—	—

1,834,218	13,288,680	2,917,297	20,671,865	124,275	1,247,941	57,181	560,889
873,922	6,355,247	816,380	5,747,609	2,461	24,622	623	6,096
(3,639,993)	(26,480,248)	(4,030,512)	(28,493,700)	(16,116)	(161,371)	(6,562)	(64,689)
(931,853)	(6,836,321)	(296,835)	(2,074,226)	110,620	1,111,192	51,242	502,296

171,857,920	1,249,308,645	316,942,691	2,209,750,502	119,690,571	1,205,095,726	75,302,011	745,221,511
56,755,275	413,534,201	44,883,502	316,729,814	3,414,283	34,164,322	2,043,435	19,972,861
(230,919,340)	(1,678,690,619)	(269,817,960)	(1,933,952,375)	(19,251,633)	(192,675,687)	(24,166,093)	(234,555,625)
(2,306,145)	(15,847,773)	92,008,233	592,527,941	103,853,221	1,046,584,361	53,179,353	530,638,747

679,200	4,912,831	827,153	5,881,062	—	—	—	—
203,333	1,475,483	210,921	1,485,240	—	—	—	—
(1,525,328)	(11,098,846)	(1,172,341)	(8,246,269)	—	—	—	—
(642,795)	(4,710,532)	(134,267)	(879,967)	—	—	—	—

649,715	4,730,746	5,703,833	40,953,705	1,189,448	11,887,233	113,621	1,111,707
321,929	2,338,363	315,722	2,196,850	11,501	115,084	731	7,042
(3,508,170)	(25,493,316)	(1,241,490)	(8,719,242)	(806,384)	(8,115,615)	(103,649)	(988,717)
(2,536,526)	(18,424,207)	4,778,065	34,431,313	394,565	3,886,702	10,703	130,032

529,097	3,819,875	811,750	5,760,117	—	—	—	—
200,226	1,455,104	162,704	1,143,080	37	365	29	286
(620,613)	(4,507,040)	(372,565)	(2,656,159)	—	—	—	—
108,710	767,939	601,889	4,247,038	37	365	29	286
(18,495,416)	$(133,548,220)	66,774,637	$414,059,868	104,992,977	$1,057,778,004	53,433,062	$533,159,345

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Investment Grade Credit Fund

	For the Fiscal Year Ended March 31, 2013		For the Fiscal Year Ended March 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,320,888	$52,608,688	4,678,568	$44,996,752
Reinvestment of distributions	1,119,109	10,968,243	1,286,874	12,212,406
Shares redeemed	(19,664,312)	(191,322,716)	(5,181,187)	(50,061,272)
	(13,224,315)	(127,745,785)	784,255	7,147,886
Class C Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
	—	—	—	—
Institutional Shares
Shares sold	19,674,468	191,858,032	6,171,941	59,445,734
Reinvestment of distributions	996,470	9,763,887	1,392,392	13,226,701
Shares redeemed	(9,640,080)	(94,218,314)	(5,418,519)	(52,180,733)
	11,030,858	107,403,605	2,145,814	20,491,702
Separate Account Institutional Shares
Shares sold	9,589,206	93,483,595	5,853,532	56,189,776
Reinvestment of distributions	1,438,248	14,096,474	1,950,354	18,527,963
Shares redeemed	(6,160,472)	(60,238,584)	(10,566,519)	(101,236,412)
	4,866,982	47,341,485	(2,762,633)	(26,518,673)
Class IR Shares(a)
Shares sold	55,985	565,000	199,773	1,915,952
Reinvestment of distributions	5,998	58,829	5,637	53,128
Shares redeemed	(123,917)	(1,242,112)	(69,045)	(667,409)
	(61,934)	(618,283)	136,365	1,301,671
NET INCREASE (DECREASE)	2,611,591	$26,381,022	303,801	$2,422,586

(a)	Commenced operations on July 29, 2011 for Investment Grade Credit Fund and U.S. Mortgages Fund.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Local Emerging Markets Debt Fund				U.S. Mortgages Fund
For the Fiscal Year Ended March 31, 2013		For the Fiscal Year Ended March 31, 2012		For the Fiscal Year Ended March 31, 2013		For the Fiscal Year Ended March 31, 2012
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

11,695,074	$112,602,402	27,862,993	$270,692,200	266,012	$2,870,001	63,361	$667,170
911,722	8,670,166	2,778,208	26,672,249	22,470	239,878	9,942	104,193
(10,727,243)	(101,819,922)	(122,961,618)	(1,127,904,827)	(379,058)	(4,049,476)	(99,503)	(1,032,303)
1,879,553	19,452,646	(92,320,417)	(830,540,378)	(90,576)	(939,597)	(26,200)	(260,940)

1,547,357	14,954,420	987,491	9,481,610	—	—	—	—
97,405	931,343	78,137	727,869	—	—	—	—
(549,843)	(5,183,945)	(602,716)	(5,555,634)	—	—	—	—
1,094,919	10,701,818	462,912	4,653,845	—	—	—	—

193,320,874	1,870,922,759	134,890,580	1,236,455,672	897,761	9,579,502	97,383	1,019,676
11,456,426	109,579,953	7,154,789	66,571,402	33,175	354,974	39,723	414,203
(38,880,591)	(364,405,447)	(82,305,972)	(764,924,801)	(586,531)	(6,290,721)	(4,493,167)	(46,715,553)
165,896,709	1,616,097,265	59,739,397	538,102,273	344,405	3,643,755	(4,356,061)	(45,281,674)

—	—	—	—	23,942,937	257,453,983	13,159,228	137,679,685
—	—	—	—	1,051,634	11,219,479	643,701	6,748,375
—	—	—	—	(32,624,770)	(349,774,721)	(12,467,244)	(129,737,361)
—	—	—	—	(7,630,199)	(81,101,259)	1,335,685	14,690,699

1,554,040	14,908,458	1,710,898	16,602,112	—	—	95	1,000
72,641	697,608	64,930	602,209	5	45	2	17
(263,886)	(2,519,833)	(1,847,281)	(16,671,529)	—	—	—	—
1,362,795	13,086,233	(71,453)	532,792	5	45	97	1,017
170,233,976	$1,659,337,962	(32,189,561)	$(287,251,468)	(7,376,365)	$(78,397,056)	(3,046,479)	$(30,850,898)

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Single Sector Fixed Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Local Emerging Markets Debt Fund and Goldman Sachs U.S. Mortgages Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at March 31, 2013, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian, brokers, transfer agent and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 22, 2013

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2013 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Separate Account Institutional, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Separate Account Institutional, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2012 through March 31, 2013.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Emerging Markets Debt Fund				High Yield Fund				High Yield Floating Rate Fund
Share Class	Beginning Account Value 10/1/12	Ending Account Value 3/31/13		Expenses Paid for the 6 months ended 3/31/13*	Beginning Account Value 10/1/12	Ending Account Value 3/31/13		Expenses Paid for the 6 months ended 3/31/13*	Beginning Account Value 10/1/12	Ending Account Value 3/31/13		Expenses Paid for the 6 months ended 3/31/13*
Class A
Actual	$1,000.00	$1,012.00		$6.17	$1,000.00	$1,064.90		$5.41	$1,000.00	$1,030.50		$5.21
Hypothetical 5% return	1,000.00	1,018.80	+	6.19	1,000.00	1,019.70	+	5.29	1,000.00	1,019.80	+	5.19
Class B
Actual	N/A	N/A		N/A	1,000.00	1,060.90		9.25	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,015.96	+	9.05	N/A	N/A		N/A
Class C
Actual	1,000.00	1,008.20		9.91	1,000.00	1,060.90		9.25	1,000.00	1,027.70		9.05
Hypothetical 5% return	1,000.00	1,015.06	+	9.95	1,000.00	1,015.96	+	9.05	1,000.00	1,016.01	+	9.00
Institutional
Actual	1,000.00	1,014.00		4.47	1,000.00	1,066.60		3.66	1,000.00	1,033.40		3.55
Hypothetical 5% return	1,000.00	1,020.49	+	4.48	1,000.00	1,021.39	+	3.58	1,000.00	1,021.44	+	3.53
Service
Actual	N/A	N/A		N/A	1,000.00	1,064.10		6.23	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,018.90	+	6.09	N/A	N/A		N/A
Class IR
Actual	1,000.00	1,013.20		4.92	1,000.00	1,066.10		4.12	1,000.00	1,032.80		4.05
Hypothetical 5% return	1,000.00	1,020.05	+	4.94	1,000.00	1,020.94	+	4.03	1,000.00	1,020.94	+	4.03
Class R
Actual	N/A	N/A		N/A	1,000.00	1,063.60		6.69	1,000.00	1,030.30		6.38
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,018.45	+	6.54	1,000.00	1,018.65	+	6.34

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2013 (Unaudited) (continued)

	Investment Grade Credit Fund				Local Emerging Markets Debt Fund				U.S. Mortgages Fund
Share Class	Beginning Account Value 10/1/12	Ending Account Value 3/31/13		Expenses Paid for the 6 months ended 3/31/13*	Beginning Account Value 10/1/12	Ending Account Value 3/31/13		Expenses Paid for the 6 months ended 3/31/13*	Beginning Account Value 10/1/12	Ending Account Value 3/31/13		Expenses Paid for the 6 months ended 3/31/13*
Class A
Actual	$1,000.00	$1,018.30		$3.57	$1,000.00	$1,042.50		$6.42	$1,000.00	$1,003.70		$3.55
Hypothetical 5% return	1,000.00	1,021.39	+	3.58	1,000.00	1,018.65	+	6.34	1,000.00	1,021.39	+	3.58
Class B
Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Class C
Actual	N/A	N/A		N/A	1,000.00	1,038.60		10.17	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,014.96	+	10.05	N/A	N/A		N/A
Institutional
Actual	1,000.00	1,019.00		1.86	1,000.00	1,044.40		4.64	1,000.00	1,004.50		1.85
Hypothetical 5% return	1,000.00	1,023.09	+	1.87	1,000.00	1,020.39	+	4.58	1,000.00	1,023.09	+	1.87
Separate Account Institutional
Actual	1,000.00	1,019.00		1.86	N/A	N/A		N/A	1,000.00	1,005.40		1.85
Hypothetical 5% return	1,000.00	1,023.09	+	1.87	N/A	N/A		N/A	1,000.00	1,023.09	+	1.87
Class IR
Actual	1,000.00	1,018.50		2.37	1,000.00	1,043.80		5.10	1,000.00	1,005.50		1.70
Hypothetical 5% return	1,000.00	1,022.59	+	2.37	1,000.00	1,019.95	+	5.04	1,000.00	1,023.24	+	1.72

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Separate Account Institutional	Class IR	Class R
Emerging Markets Debt	1.23%	N/A	1.98%	0.89%	N/A	N/A	0.98%	N/A
High Yield	1.05	1.80%	1.80	0.71	1.21%	N/A	0.80	1.30%
High Yield Floating Rate	1.03	N/A	1.79	0.70	N/A	N/A	0.80	1.26
Investment Grade Credit	0.71	N/A	N/A	0.37	N/A	0.37%	0.47	N/A
Local Emerging Markets Debt	1.26	N/A	2.00	0.91	N/A	N/A	1.00	N/A
U.S. Mortgages	0.71	N/A	N/A	0.37	N/A	0.37	0.34	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 71	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He is Director, Apollo Investment Corporation (a business development company) (2008-Present); and Member of Cornell University Council (1992-2004 and 2006-Present); and was formerly President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	105	Apollo Investment Corporation (a business development company)
Donald C. Burke Age: 52	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	104	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 71	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Mutual Fund Complex.	105	None
Diana M. Daniels Age: 63	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Joseph P. LoRusso Age: 55	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	104	None
Jessica Palmer Age: 64	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	104	None
Richard P. Strubel Age: 73	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	105	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	105	None
Alan A. Shuch* Age: 63	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2013.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Trust II, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of March 31, 2013, the Trust consisted of 90 portfolios (81 of which offered shares to the public). Goldman Sachs Trust II consisted of 1 portfolio (which did not offer shares to the public); Goldman Sachs Municipal Opportunity Fund did not offer shares to the public; and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 50	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 45	Senior Vice President and Principal Financial Officer	Since 2009

Managing Director, Goldman Sachs (2007-Present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Caroline Kraus 200 West Street New York, NY 10282 Age: 35	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Mutual Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 41	Treasurer and Senior Vice President	Since 2009

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of March 31, 2013.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Single Sector Fixed Income Funds Tax Information (Unaudited)

For the fiscal year ended March 31, 2013, 0.16% of the dividends paid from net investment company taxable income by the High Yield Fund qualify for the dividends received deduction available to corporations.

For the fiscal year ended March 31, 2013, 0.18% of the dividends paid from net investment company taxable income by the High Yield Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

From distributions paid on income earned during the fiscal year ended March 31, 2013, the total amount of income received by the Local Emerging Markets Debt Fund from sources within foreign countries and possessions of the United States was $0.3474 per share (based on shares outstanding at year end), all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Local Emerging Markets Debt Fund was 71.51%. The total amount of taxes paid by the Local Emerging Markets Debt Fund was $0.0056 per share, based on shares outstanding on March 31, 2013.

Pursuant to Section 852 of the Internal Revenue Code, the Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt, and U.S Mortgages Funds designate $24,617,398, $96,038,349, $52,150, $13,651,349, $6,801,788, and $1,385,905, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended March 31, 2013.

Pursuant to Section 871(k) of the Internal Revenue Code, the Emerging Markets Debt, High Yield, Investment Grade Credit, Local Emerging Markets Debt, and U.S. Mortgages Funds designate $22,175,807, $28,319,354, $4,608,382, $3,890,231, and $4,967,342 respectively, as short-term capital gain dividends paid during the fiscal year ended March 31, 2013.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $748.1 billion in assets under management as of March 31, 2013, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund[2]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund[3]

Structured Equity4

■	Structured Small Cap Equity Fund
■	Structured U.S. Equity Fund
■	Structured Small Cap Growth Fund
■	Structured Large Cap Growth Fund
■	Structured Large Cap Value Fund
■	Structured Small Cap Value Fund
■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund
■	Structured International Small Cap Fund
■	Structured International Equity Fund
■	Structured Emerging Markets Equity Fund

Fundamental Equity

International

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	China Equity Fund

Select Satellite5

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Retirement Portfolio Completion Fund
■	Income Strategies Portfolio

Total Portfolio Solutions5

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective at the close of business on July 27, 2012, the Goldman Sachs Ultra-Short Duration Government Fund was renamed the Goldman Sachs High Quality Floating Rate Fund.
[3]	Effective at the close of business on June 29, 2012, the Goldman Sachs Balanced Fund was renamed the Goldman Sachs Income Builder Fund.
[4]	Effective at the close of business May 3, 2013, the Goldman Sachs Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value, Structured U.S. Equity, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds were renamed the Goldman Sachs Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, U.S. Equity Insights, Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds respectively.
[5]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Caroline Kraus, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (‘‘SEC’’) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Holdings and allocations shown are as of March 31, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2013 Goldman Sachs. All rights reserved. 100066.MF.MED.TMPL/5/2013 SSFIAR13/91.2k

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2013	2012	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,311,663	$3,013,203	Financial Statement audits.

Audit-Related Fees:

• PwC	$2,340	$36,000	Other attest services.

Tax Fees:

• PwC	$538,925	$381,228	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2013	2012	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,848,422	$852,000	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended March 31, 2013 and March 31, 2012 were approximately $541,265 and $417,228 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2012 and December 31, 2011 were approximately $10.0 million and $11.6 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2012 and 2011 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 2, 2013

By:	/s/ Scott M. McHugh

Scott M. McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	December 2, 2013